File Numbers 333-96383
811-4585

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. __
☐
Post-Effective Amendment No. 37
☒
And/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 172
☒

Minnesota Life Variable Life Account
(formerly Minnesota Mutual Variable Life Account)
(Exact Name of Registrant)

Minnesota Life Insurance Company
(formerly The Minnesota Mutual Life Insurance Company)
(Depositor)

400 Robert Street North, St. Paul, Minnesota 55101-2098
(Depositor’s Principal Executive Offices)
1-651-665-3500
(Depositor’s Telephone Number, including Area Code)

Renee D. Montz, Esq.
Senior Vice President, Secretary and General Counsel

Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098
(Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
☐
immediately upon filing pursuant to paragraph (b) of Rule 485
☒
on May 1, 2026 pursuant to paragraph (b) of Rule 485
☐
60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐
on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:
☐
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Variable Adjustable Life Insurance Policies

Prospectus
Minnesota Life Insurance Company
Minnesota Life Variable Life Account
Variable Adjustable Life Horizon Insurance Policy
This prospectus describes a Variable Adjustable Life Insurance Policy issued by Minnesota Life Insurance Company (“Minnesota Life”). The Policy may be adjusted, within described limits, as to face amount, Premium amount and the plan of insurance. This Policy is no longer available for issue after December 31, 2013.
Variable Adjustable Life Policy Values may be invested in Our separate account called the Minnesota Life Variable Life Account (“Variable Life Account”). Policy Values may also be invested in a general account option. The Actual Cash Value of each Policy will vary with the investment experience of these options.
You should consider the Policy in conjunction with other insurance You own. Replacing Your existing life insurance with this Policy may not be to Your advantage. In addition, it may not be to Your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult Your registered representative or financial professional.
Notice of Your Right to Examine This Policy.
It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may return the Policy to us or our agent within 10 days after you receive it. If you return the Policy, you will receive a full refund of any premiums within 7 days of the date we receive your notice of cancellation.

Please note that the Policy and the Portfolios:
●
are not guaranteed to achieve their goals;
●
are not federally insured;
●
are not endorsed by any bank or government agency; and
●
are subject to risks, including loss of the amount invested.
This prospectus must be accompanied by the current prospectuses of the Funds. You should read the prospectus carefully and retain it for future reference.
The policy has not been approved or disapproved by the SEC. Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance, has been prepared by the staff at the SEC and is available at www.Investor.gov.
Minnesota Life
400 Robert Street North • St. Paul, Minnesota 55101-2098
Ph 651/665-3500 • http:/www.securian.com

Dated: May 1, 2026

(This page intentionally left blank)

Key Information
Important Information You Should Consider About the Policy
	Fees and Expenses			Location in Prospectus
Charges for Early Withdrawals	The Policy does not have a surrender charge.			N/A
Transaction Charges	We may assess the following transaction charges:			Policy Transaction Charges
●A First Year Sales Charge up to 44% of first year Premium and for the first year after a Premium increase.
●A Premium Charge of 6% of Premium.
●An Additional Face Amount Charge upon first year Premium payment and for the first year after a face amount increase up to a maximum of $5 per $1,000 of face amount.
●If You elect to make a Policy adjustment, We may assess a Policy Adjustment Transaction Charge which will not exceed $25 per transaction (We do not currently assess this charge);
●If You elect to take a partial surrender, We may assess a Partial Surrender Transaction Charge, which is the lesser of 2% of the surrendered amount or $25 (We do not currently assess this charge);

●If You transfer Actual Cash Value among the Sub-Accounts,
the Guaranteed Principal Account and the Fixed Index
Accounts, We may assess a Transfer Charge which will not
exceed $25 (We do not currently assess this charge).

●A Returned Check Transaction Charge of $25.
●A Policy Exchange Administrative Charge of $250.
Ongoing Charges and Expenses (annual charges)
●The Policy is subject to certain ongoing charges and expenses, including the Cost of Insurance Charge, the Monthly Policy
Charge, the Mortality and Expense Risk Charge, the
Sub-Standard Risk Charge, the Net Policy Loan Interest
Charge, and charges for any Agreements You elect. These
charges and fees are based on the characteristics of the
insured.
Fee Tables
●You should refer to Your Policy data pages for rates that are applicable to Your Policy.

The table shows the minimum and maximum expenses (as a
percentage of Portfolio assets) charged by any of the Portfolios for the fiscal year ended December 31, 2025. More details
concerning each Portfolio’s fees and expenses are contained in
Appendix A.

	Annual Fee Portfolio Operating Expenses	Minimum 0.34%	Maximum 1.53%

	Risks	Location in Prospectus
Risk of Loss	You have the risk that You can lose money by investing in the Policy.	Principal Risks of Investing in the Policy

	Risks	Location in Prospectus
Not a Short-Term Investment
The Policy is not a short-term investment and may not be
appropriate for Policy Owners who need ready access to cash.
The Policy combines both life insurance protection and the
potential for the accumulation of cash values; however, it
contains costs, such as cost of insurance, surrender charges, and other expenses that, in the short term, may reduce the amount of Actual Cash Value available to the Policy Owner.
Principal Risks of Investing in the Policy
Risks Associated with Investment Options
The Policy's Actual Cash Value, to the extent invested in a
Sub-Account, is subject to the risk of poor investment
performance and can vary with the positive or negative
investment experience of the corresponding Portfolio. Each
investment option, including any of the Variable Life Account
Sub-Accounts, or the Guaranteed Principal Account will each
have its own unique risks. The Policy Owner should review
these investment options before making an investment in the
Policy.
Principal Risks of Investing in the Policy
Insurance Company Risks
Guarantees provided by Minnesota Life as to the benefits
promised in the contract, such as payment of the Death Benefit, are subject to the claims paying ability of Minnesota Life and are subject to the risk that Minnesota Life may default on its
obligations under those guarantees. The Guaranteed Principal
Account is part of Our General Account. Our General Account
consists of all assets owned by Us other than those in the
Variable Life Account and any other separate accounts which
We may establish. Investors look to the financial strength of
Minnesota Life for its insurance guarantees. Information about
Minnesota Life, and its financial strength ratings, are available upon request. You may call Us at 1-800-886-1190 for additional information or visit Our website at www.securian.com/about-
us/ratings.
Principal Risks of Investing in the Policy
Contract Lapse
There is the risk that the Policy may terminate. If Your Policy terminates, no Death Benefit will be paid if the insured dies and all the Agreements added to the Policy will also terminate. As described in the “Lapse and Reinstatement” section of this
prospectus, the Policy may lapse in one of two ways: (1) if a scheduled premium is not paid; or (2) if there is no Actual Cash
Value when there is a Policy loan. You may reinstate a
terminated Policy, subject to certain conditions, which include, providing evidence of insurability satisfactory to Us and
payment of Premiums or repayment of Policy loans. Policy loans may increase the risk that the Policy will terminate. If a Policy terminates with an outstanding Policy loan, there may be
significant adverse tax consequences to the Owner.
Lapse and Reinstatement

	Restrictions	Location in Prospectus
Investments
●We reserve the right to limit transfers to and from the
Guaranteed Principal Account to one transfer per Policy Year.
We also reserve the right to restrict the dollar amount of any transfer to or from the Guaranteed Principal Account.
Transfers
●We reserve the right to require that the amount transferred to or from a Sub-Account, Fixed Indexed Account Segments, or the Guaranteed Principal Account be at least $250.
●We reserve the right to remove a Sub-Account or substitute another mutual fund or Portfolio for a Sub-Account.

	Taxes	Location in Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. Full and Partial Surrenders could be subject to
ordinary income tax, and, if Your Policy is a Modified
Endowment Contract (“MEC'), partial surrenders and loans
could be subject to tax penalties.
Taxes (Tax Treatment of Policy Benefits)

	Conflicts of Interest	Location in Prospectus
Investment Professional Compensation
We pay broker-dealers that sell Our Policies a commission that is based upon the Premium You pay for the Policy. The
broker-dealers, in turn, pay their registered representatives all or a portion of that commission for the sale. We may also pay
broker-dealers additional amounts in the form of revenue
sharing and marketing allowances for the sale of Our Policies.
Policy Charges (Compensation Paid for the Sale of Policies)
These broker-dealers and their registered representatives may have a financial incentive to offer or recommend the Policy over another investment.
Exchanges
Some registered representatives may have a financial incentive to offer You a new Policy in place of the one You may already own. You should only exchange Your existing Policy if You
determine, after comparing the features, fees, and risks of both policies, that it is preferable for You to purchase the new Policy rather than continue Your existing policy.
General Description of the Policy (1035 Exchanges or Replacements)

Overview of the Policy
Purpose
This prospectus describes a variable adjustable life insurance policy (“VAL Horizon”). The Policy may also be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values over a long-term investment horizon in addition to life insurance protection; however, it may be unsuitable as a short-term investment due to the costs of insurance and the expenses charged.
Premiums
The Policy allows for the growth of Actual Cash Value, while life insurance coverage remains in force, and requires the payment of a level, scheduled Premium. The amount of the level, scheduled Premium will depend on the Policy’s face amount, the death benefit option, the insured’s age at issue, gender, risk classification and any additional benefit agreements chosen. You may also make Premium payments in addition to the scheduled Premiums; those Premium payments are call Nonrepeating Premium. We will bill You annually, semi-annually or quarterly for both scheduled and Nonrepeating Premiums. We reserve the right to require evidence of insurability satisfactory to Us for any Premium payment that would result in an immediate increase in the Net Amount at Risk under the Policy. Unless You have specified otherwise in writing, We will not accept a Premium payment to the extent that it would cause Your Policy to fail the life insurance qualification test. If you submit a premium payment that causes Your Policy to become a modified endowment contract, We will notify You in writing. See “Policy Premiums” for more information regarding Premium payments.
Your Net Premiums will become part of the Policy Actual Cash Value. The Actual Cash Value of the Policy may be invested in the Sub-Accounts of the Variable Life Account. In turn, each Sub-Account invests exclusively in a corresponding Portfolio of a Fund. Thus, Your Actual Cash Value, to the extent invested in a Sub-Account, will vary with the positive or negative investment experience of the corresponding Portfolio.
If You seek a fixed return on Your Actual Cash Value, You can allocate Net Premiums and Actual Cash Value to the Guaranteed Principal Account, which credits a fixed rate of interest and is part of Minnesota Life’s General Account.
Additional information about the Variable Life Account Sub-Accounts is provided in Appendix A to this Prospectus, “Portfolio Companies Available Under the Contract.”
If You do not pay a sufficient amount of Premiums into the Policy, the Policy may lapse, causing Your rights and benefits under the Policy to terminate.
Policy Features
The Policy provides two Death Benefit options: the Cash Option and the Protection Option. Under the Cash Option, the Death Benefit is the Face Amount of the Policy. If the Cash Option is in effect, the Death Benefit payable will generally not be affected by either the negative or positive investment performance of the investment options.
Under the Protection Option, the Death Benefit equals the Face Amount of the Policy plus the Actual Cash Value at the time of death of the insured. If the Protection Option is in effect, the Death Benefit payable will reflect the investment performance of the investment options in which Actual Cash Value has been invested.

You may surrender the Policy at any time or make a partial surrender of the Actual Cash Value at anytime. The maximum partial surrender that You may make at any time is equal to the Actual Cash Value less any outstanding policy loan and accrued interest. The minimum partial surrender that You may make is $500. You may also borrow an amount up to 90% of Your Actual Cash Value as a policy loan. A policy loan may have tax consequences.
There are 9 Agreements that provide supplemental insurance benefits under the Policy. Please consult Your financial professional for availability of all Agreements in Your state.
Agreement	Availability
Waiver of Premium Agreement	Not available
Inflation Agreement	Not available
Face Amount Increase Agreement	Not available
Business Continuation Agreement	Not available
Family Term Rider	Not available
Exchange of Insureds Agreement*	Not available
Accelerated Benefits Agreement*	Not available
Early Values Agreement	Not available
Extended Maturity Agreement*	Not available
*
There is no charge for the Exchange of Insureds Agreement, the Accelerated Benefits Agreement or the Extended Maturity Agreement.
Fee Tables
The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the Policy. The charges may not be representative of the charges You will pay. Your Policy’s data pages indicate the charges applicable to Your Policy. More information about Your charges is available upon request by contacting Us at the telephone number or address listed on the cover page of this prospectus.
Transaction Fees
This table describes the fees and expenses that are payable at the time that You buy the Policy, pay Premiums, surrender the Policy, change the Policy or make transfers between the investment options.
VAL Horizon '80 and VAL Horizon '01
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Sales Charge	Upon first year Premium payment and for the first year after a Premium increase(1)	44 percent of first year Premium(2)	44 percent of first year Premium(2)
Premium Charge	Upon Premium payment, expressed as a percentage of Premium payment	6 percent of Base Premiums, plus 3 percent of Non-Repeating Premiums	6 percent of Base Premiums, plus 3 percent of Non-Repeating Premiums

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Additional Face Amount Charge	Upon first year Premium payment and for the first year after a face amount increase(1)	$5 per $1,000 of face amount(2)	$5 per $1,000 of face amount(2)
Policy Adjustment Transaction Charge(4)	At Policy adjustment for changes in Premium, face amount, plan of insurance, and death benefit option	$25	$0 (We currently waive this charge.)
Partial Surrender Transaction Charge	At partial surrender	Lesser of $25 or 2 percent of partial surrender amount	$0 (We currently waive this charge.)
Transfer Transaction Charge	At transfer of cash values	$25	$0
Returned Check Transaction Charge	When a check is returned	$25	$25
Sub-standard Risk Charge	Upon Premium payment	$381.80 per $1,000 of face amount annually(4). The charge for a representative male, nonsmoker, age 30 would be $1.67 per $1,000 of face amount annually(4)	$381.80 per $1,000 of face amount annually(4). The charge for a representative male, nonsmoker, age 30 would be $1.67 per $1,000 of face amount annually(4)
Exchange Administrative Charge	At issue of an internal exchange	$200	$200
(1)
First Year Premium is Base Premium payable in the first 12 months of the contract, or the increase in Base Premium paid in the 12 months following a Premium increase.
(2)
The charge only applies to Base Premium up to that which provides level Premium and face amount for life.
(3)
See “Policy Adjustments.”
(4)
The charge varies by the age and underwriting class of the insured as well as the face amount and Premium level of the Policy.
Periodic Charges Other Than Investment Option Operating Expenses
The next tables describe the fees and expenses that You will pay periodically during the time that You own the Policy, not including fees and expenses of the variable investment options.
VAL Horizon '80
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance Charge

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Maximum Charge	Monthly, expressed as an amount of net amount at risk	$83.33 per $1,000(1)	$83.33 per $1,000(1)
Minimum Charge	Monthly, expressed as an amount of net amount at risk	$0.01 per $1,000(1)	$0.01 per $1,000(1)
Charge for a representative male, nonsmoker, preferred risk, age 30	Monthly, expressed as an amount of net amount at risk	$0.04 per $1,000(1)	$0.04 per $1,000(1)
Monthly Policy Charge	Monthly	$10 plus $0.03 per $1,000 of face amount	$8 plus $0.02 per $1,000 of face amount
Mortality and Expense Risk Charge	Daily, expressed as an annual rate of average daily net assets of the Variable Life Account	0.50 percent	0.50 percent
Net Policy Loan Interest Charge	Annually and upon policy adjustment	1.0 percent for policies in force less than ten years, and 1.0 percent for policies in force more than ten years.(2)
The net loan interest
We charge depends
upon how long the
policy has been in
force. For policies in
force less than ten
years, We charge an
annual net loan
interest amount of 1.0
percent. For policies in
force more than ten
years, We charge an
annual net loan
interest amount of
0.25 percent.(2)

(1)
Net amount at risk is defined as death benefit minus Policy Value. (i) This charge varies by the age and underwriting class of the insured as well as the duration, face amount and Premium level of the policy. (ii) The cost of insurance charges shown in the table may not be representative of the charges for a particular insured. (iii) More information regarding these charges for a specific insured are available upon request to Us.
(2)
We charge interest on policy loans, but We also credit interest on the Loan Account value We hold as collateral on policy loans. The Net Policy Loan Interest Charge represents the difference (cost) between the gross annual loan interest rate charged of 4.0 percent and the interest credited on Loan Account values which is an annual rate of 3.0 percent for policies held less than ten years and an annual rate of 3.75 percent for policies held for more than ten years. See “Policy Loan Interest.”
VAL Horizon ‘01
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance Charge

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Maximum Charge	Monthly, expressed as an amount of net amount at risk	$83.33 per $1,000(1)	$83.33 per $1,000(1)
Minimum Charge	Monthly, expressed as an amount of net amount at risk	$0.01 per $1,000(1)	$0.01 per $1,000(1)
Charge for a representative male, nonsmoker, preferred risk, age 30	Monthly, expressed as an amount of net amount at risk	$0.04 per $1,000(1)	$0.04 per $1,000(1)
Monthly Policy Charge	Monthly	$10 plus $0.03 per $1,000 of face amount	$10 plus $0.02 per $1,000 of face amount
Mortality and Expense Risk Charge	Daily, expressed as an annual rate of average daily net assets of the Variable Life Account	0.50 percent	0.50 percent
Net Policy Loan Interest Charge	Annually and upon policy adjustment	1.0 percent for policies in force less than ten years, and 1.0 percent for policies in force more than ten years.(2)
The net loan interest
We charge depends
upon how long the
policy has been in
force. For policies in
force less than ten
years, We charge an
annual net loan
interest amount of 1.0
percent. For policies in
force more than ten
years, We charge an
annual net loan
interest amount of
0.25 percent.(2)

(1)
Net amount at risk is defined as death benefit minus Policy Value. (i) This charge varies by the age and underwriting class of the insured as well as the duration, face amount and Premium level of the policy. (ii) The cost of insurance charges shown in the table may not be representative of the charges for a particular insured. (iii) More information regarding these charges for a specific insured are available upon request to Us.
(2)
We charge interest on policy loans, but We also credit interest on the Loan Account value We hold as collateral on policy loans. The Net Policy Loan Interest Charge represents the difference (cost)

between the gross annual loan interest rate charged of 4.0 percent and the interest credited on Loan Account values which is an annual rate of 3.0 percent for policies held less than ten years and an annual rate of 3.75 percent for policies held for more than ten years. See “Policy Loan Interest.”
VAL Horizon '80 and VAL Horizon '01
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Waiver of Premium Agreement
Maximum Charge	Upon Premium payment, expressed as an amount of face amount	$11.24 per $1,000	$11.24 per $1,000
Minimum Charge	Upon Premium payment, expressed as an amount of face amount	$0.12 per $1,000	$0.12 per $1,000
Charge for insured, age 30 in male, nonsmoker, standard risk class(1)	Upon Premium payment, expressed as an amount of face amount	$0.30 per $1,000	$0.30 per $1,000
Inflation Agreement	Annually	$8 annually	$8 annually
Face Amount Increase Agreement
Maximum Charge	Upon Premium payment, expressed as an amount of agreement coverage	$2.29 per $1,000(2)	$2.29 per $1,000
Minimum Charge	Upon Premium payment, expressed as an amount of agreement coverage	$0.62 per $1,000(2)	$0.62 per $1,000
Charge for insured, age 7	Upon Premium payment, expressed as an amount of agreement coverage	$0.87 per $1,000(2)	$0.87 per $1,000
Business Continuation Agreement
Maximum Charge	Upon Premium payment, expressed as an amount of agreement coverage	$35.04 per $1,000(3)	$35.04 per $1,000
Minimum Charge	Upon Premium payment, expressed as an amount of agreement coverage	$0.10 per $1,000(3)	$0.10 per $1,000
Charge for male and female, both nonsmokers, age 40	Upon Premium payment	$0.10 per $1,000(3)	$0.10 per $1,000

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Family Term Life Agreement	Upon Premium payment, expressed as an amount of agreement coverage	$5 per $1,000	$5 per $1,000
Early Values Agreement	Upon Premium payment, expressed as an amount of Premium	10 percent	10 percent
(1)
The charge varies by the age and underwriting class of the insured.
(2)
The charge varies by the age of the insured.
(3)
The charge varies by the ages and underwriting classes of the applicants.
Total Annual Operating Expenses of the Funds(1)(2)
The next table describes the total annual portfolio operating expenses that You will pay while You own the Policy. The table shows the minimum and maximum expenses (as a percentage of Portfolio assets) charged by any of the Portfolios for the fiscal year ended December 31, 2025. A complete list of Portfolio Companies available under the Policy, including their annual expenses, may be found at the back of this document.
Charge	Minimum	Maximum
Total Annual Portfolio Operating Expenses	0.34%	1.53%
(1)
The Total Annual Portfolio Operating Expenses include the investment management fee, distribution (12b-1) fee and other expenses for the Funds.
(2)
The minimum and maximum Total Annual Portfolio Operating Expense figures in the above table do not reflect the effect of any fee waiver or expense reimbursement arrangement.
Principal Risks of Investing in the Policy
There is an investment risk. A variable adjustable life insurance policy is intended for those who wish to combine both life insurance and the accumulation of cash values; it is not suitable as a short-term investment vehicle. The values in the sub-accounts have no guaranteed minimum account value. The claims-paying ability of Minnesota Life as measured by independent rating agencies does not provide any guarantees of the investment performance of the Variable Life Account. Therefore, You bear the risk that adverse investment performance may depreciate Your investment in the Policy. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. There is no assurance that any Portfolio will achieve its stated investment objective. You should carefully review each Fund prospectus before purchasing the policy. See “Actual Cash Value.”
If You allocate net Premiums or Policy Value to the Guaranteed Principal Account, We will credit those net Premiums or Policy Value with a rate of interest We declare, but You assume the risk that the rate of interest may decrease, although it will never be lower than an annual rate of 4 percent.

There is a risk that a Policy will lapse. Lapse will occur if a scheduled Premium is not paid, or if there is no Actual Cash Value when there is a policy loan. Policy loans may increase the risk that the Policy will lapse. If a Policy with a substantial loan lapses, there may be significant negative tax consequences. Policy loans may also have a negative impact on the cash value, and may reduce the death benefit. See “Policy Premiums.”
You may make a partial surrender of the Actual Cash Values. A partial surrender may be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender; however, we currently waive this transaction charge. A partial surrender will reduce the Actual Cash Value and the death benefit and will increase the risk of lapse or termination. In addition, a partial surrender may have significant tax consequences. See “Federal Tax Status.”
There is risk that the Policy may not qualify as life insurance for federal tax purposes. We believe that a Policy issued on the basis of a standard Premium class should so qualify. However, it is not clear whether a Policy issued on a sub-standard basis would qualify. Failure to qualify would mean that the death proceeds would be included in the beneficiary’s gross income for federal income tax purposes, and that cash values are constructively received prior to when they are actually received.
There is also a risk that a Policy qualifying as life insurance will be treated as a modified endowment contract (“MEC”). A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly cash value increases. However, any amounts You receive, such as dividends, cash withdrawals, loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a ten percent additional income tax imposed on the portion of any distribution that is included in income. See “Federal Tax Status.”
Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, You may need to increase the amount and/or frequency of Premiums to keep the Policy in force.
The Guaranteed Principal Account is part of Our General Account, which consists of all assets owned by Us other than those in the Variable Life Account and any other separate accounts which We may establish. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.
The Policy may also be unsuitable as a short-term savings vehicle due to the costs of insurance and expenses charged. Furthermore, Portfolio values could decline depending upon changes in the underlying funds. Depending upon the timing of withdrawals, owners could lose all or part of their Premium payments.
Cybersecurity Risks
Our variable insurance product business is highly dependent upon the effective operation of our computer and technology systems and networks and those of Our business partners, so Our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information.

Cyber-attacks affecting Us, the Portfolios, or our intermediaries and other affiliated or third-party service providers, administrators, distributors and vendors (“Intermediaries”) may adversely affect Our and Your product values. For instance, cyber-attacks may interfere with Our processing of contract transactions (including the processing of orders through Our online service centers or with the Portfolios); impact Our ability to calculate values and make payments; cause the unauthorized access and possible destruction of our proprietary information or our clients’ confidential personal information; subject Us and/or Our Intermediaries to regulatory fines, litigation and financial losses; adversely impact our business operations and financial condition; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value.
The constant change in technologies and increased sophistication and activities of hackers and others, including the advances in criminal capabilities and the discovery of new vulnerabilities, continue to pose new and significant cybersecurity threats. These events may be beyond control and cannot be fully mitigated or foreseen. Additionally, cybersecurity threats and incidents have dramatically increased in recent years, financial services companies and their intermediaries are increasingly the targets of cyber-attacks, and it is possible that a cybersecurity incident could persist for an extended period of time without detection.
We have implemented and maintain administrative, technical and physical security measures that are reasonably designed to protect against cybersecurity threats, and require our Intermediaries to meet certain information security standards. However, there can be no assurance that that We or the Portfolios or our Intermediaries will avoid adverse impacts or losses affecting Your contract due to cyber-attacks or information security breaches in the future.
Even if we successfully protect our technology infrastructure and the confidentiality of sensitive data, we may incur significant expenses in responding to any such attacks. Although we maintain cybersecurity insurance coverage against costs resulting from cybersecurity incidents, it is possible losses will exceed the amount available under our coverage. These risks are common to all insurers and financial service providers.
General Description of Registrant, Depositor, and Portfolio Companies
Minnesota Life Insurance Company
We are Minnesota Life Insurance Company (“Minnesota Life”), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company (“Minnesota Mutual”), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named “Minnesota Life Insurance Company” (“Minnesota Life”). All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named “Securian Financial Group, Inc.,” which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named “Securian Holding Company,” which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our principal place of business is located at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 1-844-878-2199, internet address: www.securian.com. We are licensed to engage in life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico.
Certain products offered or previously offered by Minnesota Life Insurance Company may be serviced by a third-party administrator (the “Designated Service Provider”). For the Variable Adjustable Life class of policies, service is provided by EXL Technology Solutions, LLC (“EXL”). Minnesota Life maintains a reinsurance and third-party administration agreement with S. USA Life Insurance Company (a member of Prosperity Life Group) who contracted with EXL to perform the servicing on its behalf. The contact information for the servicing of Your Policy is as follows:
Correspondence
Minnesota Life
Attn: Insurance Administration Services powered by EXL
123 Town Square PL
PMB 769
Jersey City, NJ 07310
Telephone
1-800-886-1190
Facsimile
1-844-466-9225
Website
https://exladminservices.exlservice.com/CustomerPortal/
Variable Life Account
On October 21, 1985, Our Board of Trustees established a separate account, called the Minnesota Life Variable Life Account, in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a “unit investment trust” with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”). Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a “separate account” under the federal securities laws.
We are the legal owner of the assets in the Variable Life Account. The obligations to Policy Owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus Our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which We may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of Our General Account and of any other separate account which We may have established or may later establish.

The Variable Life Account currently has multiple sub-accounts to which You may allocate Premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.
The Funds
The name of each of the Portfolios, fund type and investment objectives, the investment adviser and/or sub-adviser, current expenses and performance information may be found in Appendix A. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including discussion of the Portfolio’s investment techniques and risks associated with its investments. Please contact Our Designated Service Provider by calling 1-800-886-1190 to request a copy of any fund prospectus or reports. You should carefully read the prospectuses for the Portfolios before investing in the Policy.
Voting Rights
We will vote the Fund shares held in the various sub-accounts of the Variable Life Account at regular and special shareholder meetings of the Funds in accordance with Your instructions. If, however, the 1940 Act or any regulation thereunder should change and We determine that it is permissible to vote the Fund shares in Our own right, We may elect to do so. The number of votes as to which You have the right to instruct will be determined by dividing Your Policy’s Actual Cash Value in a sub-account by the net asset value per share of the corresponding Fund Portfolio. Fractional shares will be counted. The number of votes as to which You have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Funds. We will vote Fund shares held by the Variable Life Account as to which no instructions are received in proportion to the voting instructions which are received from Policy Owners with respect to all Policies participating in the Variable Life Account. As a result of proportional voting, the vote of a small number of Policy Owners could determine the outcome of a proposal subject to shareholder vote. Each Policy Owner having a voting interest will receive proxy material, reports and other material relating to the Funds.
We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, We may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if We reasonably disapprove of such changes. A change would be disapproved only
●
if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of Policy Owners; or
●
if We determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by Us or any of Our affiliates which have similar investment objectives.
In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next annual report or through a special notice.

Charges
Policy Charges
Premium Charges.  Premium charges vary depending on whether the Premium is a scheduled Premium or a Non-Repeating Premium. Generally, the word “Premium” when used in this prospectus means a scheduled Premium only. Charges for sub-standard risks and charges for additional agreements are deducted from the Premium to calculate the Base Premium. The sub-standard risk charge is for providing the death benefit for policies whose mortality risks exceed the standard. Factors that We consider when categorizing a risk as sub-standard risk include: a dangerous avocation or occupation, medical conditions, family history of disease, bad driving record, high-risk personal habits (e.g. drug Use), obesity, high blood pressure or high levels of cholesterol. Charges for additional agreements are shown in the tables under “Fee Tables.”
From Base Premiums We deduct a sales charge, an additional face amount charge and a Premium charge.
(1)
The sales charge consists of a deduction from each Premium of up to 44 percent. The sales charge applies only to Base Premiums, scheduled to be paid in the 12-month period following the policy date, or any policy adjustment involving an increase in Base Premium or any policy adjustment occurring during a period when a sales charge is being assessed. It will also apply only to that portion of an annual Base Premium necessary for an original issue whole life plan of insurance under the Cash Option. In other words, the amount of any Base Premium in excess of this amount will not be subject to the sales charge.
Only adjustments that involve an increase in Base Premium in excess of the highest Base Premium ever paid on the Policy will result in an additional sales charge being assessed on that increase in Premium. If any adjustment occurs during a period when a sales charge is being collected and the adjustment results in an increase in Base Premium, an additional sales charge, not to exceed 44 percent of the increase in Base Premium, will be added to the uncollected portion of the sales charge that was being collected prior to the adjustment. This total amount of sales charge will then be collected during the 12-month period following the adjustment.
If any adjustment occurs during the 12-month period when a sales charge is being collected and the adjustment does not result in an increase in Base Premium, a portion or all of the remaining sales charge will be collected during the 12-month period following the adjustment.
For examples of how We compute the sales charge and the additional face amount charge, see Appendix B.
The sales charge is designed to compensate Us for some of the distribution expenses incurred with respect to the Policies. (Additional distribution expenses are covered by all or a portion of the Premium charge described below.) The amount of the sales charge in any Policy Year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge or the Premium charge, We will recover them from Our other assets or surplus including profits from the mortality and expense risk charge.
(2)
The additional face amount charge is an amount not to exceed $5 per $1,000 of face amount of insurance. This amount may vary by the age of the insured and the Premium level for a given amount of insurance. This charge is made ratably from Premiums scheduled to be paid during the first Policy Year and during the twelve months following certain policy adjustments. The additional face amount charge is designed to compensate Us for the administrative costs associated with issuance or adjustment of the Policies, including the cost of processing applications, conducting medical exams, classifying risks, determining insurability and risk class and establishing policy records.
(3)
The Premium charge of 6 percent is deducted from each Base Premium. This charge is designed to cover sales commissions in early Policy Years and other charges related to Premiums in later Policy Years, such as administrative expenses and taxes.
Non-Repeating Premiums.  Non-Repeating Premiums are currently subject to a Premium charge of 3 percent. We do not assess a sales charge or an additional face amount charge against Non-Repeating Premiums.
Actual Cash Value Charges.  In addition to deductions from Premiums and Non-Repeating Premiums, We assess from the Actual Cash Value of a Policy a monthly policy charge, the cost of insurance charge and transaction charges. These charges are as follows:
(1)
The monthly policy charge is designed to cover certain of Our administrative expenses, including those attributable to the records We create and maintain for Your Policy. The monthly policy charge is $8 plus $.02 per $1,000 of face amount for policies issued using the 1980 CSO Tables and $10 plus $0.02 per $1,000 of face amount for policies using the 2001 CSO Tables. We can increase this charge, but it will never exceed $10 plus $.03 per $1,000 of face amount.
(2)
The cost of insurance charge compensates Us for providing the death benefit under a Policy. The minimum guaranteed monthly charge is $0.01 per $1,000 of net amount at risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of net amount at risk. The minimum and maximum cost of insurance charge will remain the same for policies issued using the 1980 CSO Tables and for those using the 2001 CSO Tables. The maximum cost of insurance charges will occur at later ages for policies issued after October 31, 2008 due to the longer life expectancies built into the 2001 CSO Tables. The charge is calculated by multiplying the net amount at risk under Your Policy by a rate which varies with the insured’s age, gender, risk class, the level of scheduled Premiums for a given amount of insurance, duration of the Policy, allocation of Policy Value and the tobacco Use of the insured. We occasionally review the adequacy of Our cost of insurance rates and may adjust those charges prospectively depending upon Our expectations about Our future mortality and expense experience, lapse rates, taxes, investment earnings and profit considerations. The rate is guaranteed not to exceed the maximum charges for mortality derived from the 1980 Commissioners Standard Ordinary Mortality Tables for policies issued prior to October 31, 2008 and will not exceed the maximum charges for mortality derived from the 2001 Commissioners Standard Ordinary Mortality Tables for policies issued after October 31, 2008. The net amount at risk is the death benefit under Your Policy less Your Policy Value. The net amount at risk varies with investment performance, payment of Premiums and policy charges. Where circumstances require, We will base Our rates on “unisex,” rather than sex-based, mortality tables.
(3)
The transaction charges are for expenses associated with processing transactions. There is a maximum policy adjustment transaction charge of $25 for each policy adjustment (a change in Premium, face amount, death benefit option or plan of insurance). This charge is currently waived.
If the only policy adjustment is a partial surrender, the partial surrender transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered. This charge is currently waived.

We also reserve the right to make a transfer transaction charge, not to exceed $25, for each transfer of Actual Cash Value among the Guaranteed Principal Account and the sub-accounts of the Variable Life Account. Currently, no transfer transaction charge is assessed.
We may also make a charge, not to exceed $25, for each returned check.
We assess the monthly policy charge and cost of insurance charge against Your Actual Cash Value on the monthly policy anniversary. In addition, We assess such charges on the occurrence of the death of the insured, policy surrender, lapse or a policy adjustment.
We assess transaction charges against Your Actual Cash Value at the time of a policy adjustment, when a transfer is made, or when a check is returned. In the case of a transfer, the charge is assessed against the amount transferred.
Ordinarily, We assess charges against Your Guaranteed Principal Account Actual Cash Value and separate account Actual Cash Value on a Pro-rata basis and from each sub-account in the separate account on a Pro-rata basis. However, if agreed to by Us, you may provide written instructions to our Designated Service Provider directing the monthly policy charge and the cost of insurance charge be assessed against the Guaranteed Principal Account or the sub-account(s) that You specify.
Separate Account Charges.  We assess a mortality and expense risk charge directly against the assets held in the Variable Life Account. The mortality and expense risk charge compensates Us for assuming the risks that cost of insurance charges will be insufficient to cover actual mortality experience and that the other charges will not cover Our expenses in connection with the Policy. We deduct the mortality and expense risk charge from Variable Life Account assets on each Valuation Date at an annual rate of 0.50 percent of the average daily net assets of the Variable Life Account.
Charges for Agreements.  We assess monthly charges for supplemental insurance benefits You add to your Policy by Agreement. Charges for the Agreements are described in the “Periodic Charges Other Than Investment Option Operating Expenses” table in the “Fee Tables” section of this prospectus.
Compensation Paid for the Sale of the Policies
Securian Financial Services, Inc. (“Securian Financial”), whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies.
On August 9, 2023, Securian Financial closed on the previously announced sale of its retail wealth management business to Cetera Financial Group, Inc. Upon the closing of the transaction, the substantial majority of registered representatives of Securian Financial, each of whom was also an insurance agent of Minnesota Life, became registered representatives of Cetera Advisor Networks LLC (“Cetera Advisor Networks”). Prior to the closing of the transaction, Securian Financial and other authorized broker-dealers sold Policies through their registered representatives, each of whom was also an insurance agent appointed by Minnesota Life. As of August 10, 2023, the Policies are not available through Securian Financial registered representatives and are only available through other authorized broker-dealers, including Cetera Advisor Networks, through their registered representatives who are also insurance agents appointed by Minnesota Life.

Commissions for the sale of Policies by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her broker-dealer.
In the case of Policies sold by registered representatives of Securian Financial prior to August 10, 2023, commissions were paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also paid compensation as agent for Securian Financial to general agents of Minnesota Life who were also Securian Financial registered representatives. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the Policy Charges described elsewhere in this prospectus.
Payments to Registered Representatives of Securian Financial.   As stated above, as of August 10, 2023, the Policies are not available through Securian Financial registered representatives and are only available through other authorized broker-dealers.  Except for the Early Values Agreement, commissions to registered representatives of Securian Financial on the sale of Policies included: up to 62.1 percent of gross Premium in the first Policy Year; up to 6.2 percent of the gross Premium in Policy Years two through ten; up to 1.6 percent in Policy Years thereafter; and 0 percent of Non-Repeating Premiums. The commission applied to the portion of the annual Base Premium necessary for an original issue whole life plan of insurance under the Cash Option. On Premiums received in excess of that amount We paid commissions up to 4.94 percent in Policy Years one through ten and up to 1.6 percent thereafter. We may also have paid additional compensation of up to 0.14 percent of the Actual Cash Value in Policy Years two and later. For policies that have the Early Values Agreement, commissions of up to 20.0 percent of gross Premium in the first year was paid; up to 10.9 percent of the gross Premium in years two through ten was paid; and up to 1.6 percent of the gross Premium in Policy Years thereafter was paid.
In addition, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, We and Securian Financial awarded credits which allowed those registered representatives who were responsible for sales of the Policies to attend conventions and other meetings sponsored by Us or Our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Us and Our affiliates. Such credits also covered the registered representatives’ transportation, hotel accommodations, meals, registration fees and the like. We also paid qualifying Securian Financial registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with Us. Finally, qualifying registered representatives of Securian Financial were also eligible for financing arrangements, insurance benefits, and other benefits based on their contract with Us.
We made additional payments for sales of the Policies to general agents who manage registered representatives. Payments to general agents varied and depended on many factors including the commissions and amount of proprietary products sold by registered representatives supervised by the general agent. General Agents may also have been eligible for insurance benefits, other cash benefits, and non-cash compensation such as conventions and other meetings.
Payments to Broker-Dealers.   As of August 10, 2023, the Policies are only available for sale through other authorized broker-dealers. As stated above, after such date, We pay compensation for the sale of the Policies by unaffiliated broker-dealers to such broker-dealers. The compensation that We pay to such broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that We paid with respect to sales made by registered representatives previously registered with Securian Financial. Unaffiliated broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.
All of the compensation described here, and other compensation or benefits provided by Minnesota Life or Our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence Your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask Your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.
Portfolio Company Charges
Portfolio company charges and expenses are paid out of the assets of the Portfolio Companies and are described in the prospectuses for those companies.
Payments Made by Underlying Mutual Funds
We pay the costs of selling Policies, some of which are described in more detail elsewhere in this Prospectus, which benefits the underlying mutual Funds by providing increased distribution of the shares of such Funds. The underlying mutual Funds, or their investment advisers or principal underwriters, may pay Us (or Our affiliates) a fee for the purpose of reimbursing Us for the costs of certain distribution or operational services that We provide and that benefit the Funds. Payments from an underlying Fund that relate to distribution services are made pursuant to the Fund’s 12b-1 plan, under which the payments are deducted from the Fund’s assets and described in the fee table included in the Fund’s prospectus. 12b-1 payments from underlying Funds are 0.25 percent of Fund assets held in the Variable Life Account.
In addition, payments may be made pursuant to service/administration agreements between Us (or Our affiliates) and the underlying mutual fund’s investment adviser (or Our affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a Fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Us or Our affiliates for such things as Our aggregation of all Policy Owner purchase, redemption, and transfer requests within the sub-accounts of the Variable Life Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Variable Life Account aggregates such transactions through the Variable Life Account’s omnibus account with an underlying mutual fund, the Fund avoids the expenses associated with processing individual transactions. Because Funds selected for inclusion in the Policy may also benefit from expanded marketing opportunities as a result of such inclusion, a Fund’s investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the Fund may derive from services performed by Us. Service and administrative payments received by Us or Our affiliates range in amount from 0 percent to 0.35 percent of Fund assets held in the Variable Life Account.
We took into consideration anticipated payments from underlying mutual Funds and their investment advisers (or the advisers’ affiliates) when We determined the charges that are assessed under the Policy. Without these payments, certain Policy charges would likely be higher than they are currently. All of the underlying mutual Funds offered in the Policy currently pay 12b-1 fees to Us, and some but not all of such Funds’ investment advisers (or the advisers’ affiliates) currently pay service or administrative fees to Us. We also took these payments into consideration when We determined the amount of any asset credit that We pay. See “Actual Cash Value - Discussion of Asset Credit.”
We consider profitability when determining the charges in the Policy. In early Policy Years, We do not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. We do, however, anticipate earning a profit in later Policy Years. In general, Our profit will be greater the longer a Policy is held and the greater a Policy’s investment return.
General Description of the Policy
Adjustable Life Insurance
This Policy is similar to Our conventional life insurance product known as “adjustable life.” This Policy, like conventional adjustable life insurance, permits You to determine the amount of life insurance protection You need and the amount of money You plan to pay. Based on Your selection of the Premium, face amount and death benefit option, We will calculate the guaranteed plan of insurance.
Generally speaking, as long as Premiums are paid as planned, a plan of insurance refers to the period during which insurance is guaranteed and the period during which You have planned to pay Premiums. In defining the guaranteed plan of insurance, We use certain assumptions for mortality, expenses and investment returns. The tabular value represents what the Policy Value would be if the actual experience of the Policy were to match exactly with the mortality, expense and investment return assumptions used in calculating the guaranteed plan of insurance. Thus, adjustable life allows You the flexibility to customize a Policy to meet Your needs.
Theoretically, each Policy can be unique because of the different combinations of age, amount of life insurance protection and Premium. In addition, adjustable life is designed to adapt to Your changing needs and objectives by allowing You to change Your Policy after issue. You may adjust the face amount and Premium level, and thus the plan of insurance, subject to the limitations described herein, so long as the Policy remains in force.
Flexibility.  Subject to certain minimums, maximums and Our underwriting standards, You may choose any level of Premium or death benefit that You wish. This flexibility results in a broad range of plans of insurance.
Whole life insurance plans provide life insurance in an amount at least equal to the face amount at the death of the insured whenever that occurs. Premiums may be payable for a specified number of years or for the life of the insured.
Protection insurance plans provide life insurance in an amount at least equal to the face amount for a specified period, with Premiums payable for a specified period. These two periods may not be the same.
At high Premium levels, the period of Premium payments may be limited to satisfy the requirements of the Internal Revenue Code to qualify as life insurance. The result will be a protection plan that guarantees coverage beyond the Premium paying period.
The larger the Premium You pay, the larger the Policy Values You may expect to be available for investment in the Fund Portfolios. Under the Policy, the highest Premium permitted at the time of issue, for a specific death benefit, is one which will provide a fully Paid-Up Policy after the payment of five annual Premium payments. A Policy becomes Paid Up when its Policy Value is such that no further Premiums are required to provide the death benefit until the death of the insured, provided there is no policy indebtedness.
Examples of whole life plans include Policies which become Paid Up upon the payment of a designated number of annual Premiums, such as ten pay life or twenty pay life. If You select a Premium level for a specific face amount which would cause the Policy to become Paid Up at other than a policy anniversary, You will be required to pay scheduled Premiums until the policy anniversary immediately following the date the Policy is scheduled to become Paid Up.
The lowest annual Base Premium allowed for any plan of insurance is $300; for insureds age 0 to 15, the minimum is $150. Subject to this limitation, the lowest Premium You may choose for any specific amount of life insurance protection is a Premium which will provide a death benefit for a period of ten years from the policy date. If the insured’s age at original issue is over age 45, the minimum plan of protection will be less than ten years, as described in the table below:
Issue Age	Minimum Plan (in years)
46	9
47	8
48	7
49	6
50	5
51	4
52 or greater	3
This is the minimum plan of insurance for any given face amount. The minimum initial face amount on a Policy is $25,000; if the insured is age 0 to 15, the minimum face amount is $10,000.
Policy Adjustments
Adjustable life insurance policies allow You to change the Premium, face amount or the death benefit option of the Policy after it is issued. Subject to the limitations described more fully below, You can at any time change the face amount, the death benefit option or Your scheduled Premium. Any of those changes will usually result in a change in the plan of insurance. Depending upon the change You request, the Premium paying period or the guaranteed period of coverage may be lengthened or shortened.
Changes in Premium, face amount or the death benefit option are referred to as policy adjustments. A partial surrender of a Policy’s cash value, an adjustment so that there are no further scheduled Base Premiums, a change in underwriting classification or any change requiring evidence of insurability are also policy adjustments. Adjustments may be made singly or in combination with one another.
When a Policy is adjusted, We compute the new plan of insurance, face amount or Premium amount. If Your Policy has the Cash Option and a partial surrender of Actual Cash Value is made, the Policy will be automatically adjusted to a new face amount which will be equal to the old face amount less the amount of the partial surrender. You may also adjust Your Policy so that the Base Premium is zero. An adjustment providing for no further scheduled Base Premium is also referred to as a “stop premium” mode and is described in “Avoiding Lapse” under “Policy Premiums.” Certain adjustments may cause a Policy to become a modified endowment contract. See “Federal Tax Status” for a description of the federal tax treatment of modified endowment contracts.

In computing a new plan of insurance as a result of an adjustment, We will make the calculation on the basis of the higher of the Policy’s “tabular value” or 75 percent of the Policy’s “Policy Value” at the time of the change. The “Policy Value” is the Actual Cash Value of the Policy plus the amount of any policy loan, while the “tabular value” is the value underlying the guaranteed plan of insurance. If 75 percent of the Policy Value is higher than the tabular value, a policy adjustment will translate the excess value into an improved plan of insurance. If 75 percent of the Policy Value is less than the tabular value, using the tabular value ensures that the Policy’s guarantee of a minimum death benefit is not impaired by the adjustment.
Any adjustment will result in a redetermination of a Policy’s tabular value. After adjustment, the tabular value shall be equal to the greater of 75 percent of the Policy Value or the tabular value prior to that adjustment, plus any Nonrepeating Premium paid at the time of the adjustment and minus the amount of any partial surrender made at the time of the adjustment.
On adjustment, You may request a new Policy face amount. In the absence of Your instructions, We will calculate the face amount after adjustment depending on the Policy’s death benefit option and the type of adjustment. If the Policy has the Cash Option, We will reduce the face amount by the amount of any partial surrender. With the Protection Option, We will not reduce the face amount, but the death benefit will be reduced by the amount of the partial surrender.
All of these changes may be accomplished under a single Policy. There is no need to surrender the Policy or purchase a new one simply because of a change in Your insurance needs. Whenever adjustments are made, new policy information pages will be provided. These pages state the new face amount, death benefit option, scheduled Premium, plan of insurance and Attained Age.
Adjustments can be made on any monthly anniversary of the policy date; only one adjustment may be made each month. You may request a policy adjustment by completing an application for adjustment. We will process Your application for adjustment only within 30 days of the effective date of the change. Any adjustment will be effective on the date that it is approved by Us and recorded by Our Designated Service Provider.
Restrictions on Adjustments.  An adjustment must satisfy certain limitations on Premiums, face amount and plan of insurance. Limitations are also designed to ensure that the Policy qualifies as life insurance for federal tax purposes. Other limitations on adjustments and combinations of adjustments may also apply. The current limits on adjustments are those described here. We reserve the right to change these limitations from time to time.
(1)
Any adjustment for a change of Premium must result in a change of the annual Premium of at least $100. Currently, We will waive this limitation for changes in Premium which are the result of a face amount change under the Inflation Agreement.
(2)
Any Policy adjustment, other than a change to a stop premium, must result in a Policy with an annual Base Premium of at least $300; if the insured is age 0 to 15, the minimum is $150.
(3)
Any adjustment for a change of the face amount must result in a change of the face amount of at least $5,000, except for face amount changes which are the result of an Inflation Agreement change or a partial surrender.
(4)
An adjustment may not result in more than a Paid-Up whole life plan for the current face amount.
(5)
Any adjustment involving an increase in Premium may not result in a whole life plan of insurance requiring the payment of Premiums for less than five years or to age 100, if less.

(6)
After an adjustment involving a face amount or Premium increase, the Policy must provide insurance to the next policy anniversary at or after ten years from the date of adjustment. If the insured’s age at adjustment is over age 45, the minimum plan of protection will be less than ten years from the date of adjustment, as described in the table below.

Adjustment Age	Number of Years
46	9
47	8
48	7
49	6
50	5
51	4
52 or greater	3
(7)
An adjustment to stop Premium requires that a Policy have an Actual Cash Value at the time of the adjustment sufficient to keep the Policy in force until the next policy anniversary.
(8)
After any adjustment, other than those described in (6) and (7), the Policy must provide insurance to the later of: (a) the next policy anniversary at or after one year from the date of adjustment; or (b) ten years from the date of issue. If the insured’s age at original issue was over age 45, the minimum plan of protection will be less than ten years, as described in the table below.

Issue Age	Number of Years
46	9
47	8
48	7
49	6
50	5
51	4
52 or greater	3
Proof of Insurability.  We require proof of insurability for all adjustments resulting in an increase in death benefit, except for increases made pursuant to an additional benefit agreement. In addition, except for partial surrenders to pay sub-standard risk Premiums when the Policy is on stop premium, We require proof of insurability for partial surrenders where, at the request of the Policy Owner, no reduction is made in the Policy’s death benefit. Decreases in face amount or Premium and increases in Premium not resulting in any increase in death benefit do not require evidence of insurability. We may require evidence of insurability when a Nonrepeating Premium is paid if the death benefit of Your Policy increases as a result of the payment of a Nonrepeating Premium.
We may also require evidence of insurability to change underwriting classification or to add additional agreements.
Charges in Connection with Policy Adjustments.  In connection with a policy adjustment, We reserve the right to make a special $25 charge to cover the administrative costs associated with processing the adjustment. If, however, the only policy adjustment is a partial surrender, the transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered. We currently waive this policy adjustment charge.

In addition, because of the selling expenses anticipated for any change resulting in an increase in Premium, We will assess a sales charge on any increase in Premium on adjustment. We will also assess an additional face amount charge on any increase in face amount. See “Policy Charges.” Limiting the sales charge and the additional face amount charge to the increased Premium or face amount is in substance the equivalent of issuing a new Policy for the increase.
The chart below illustrates the effect of certain policy adjustments:
Adjustment	Effect
Decrease the face amount and keep Premiums the same	The guaranteed period of coverage will generally be longer
OR	OR
Keep the face amount the same and increase Premiums	The Premium payment period will generally be shorter
OR
Keep the face amount and Premiums the same, and switch from the Protection Option to the Cash Option
Increase the face amount and keep Premiums the same	The guaranteed period of coverage will generally be shorter
OR	OR
Keep the face amount the same and decrease Premiums	The Premium paying period will generally be longer
OR
Keep the face amount and Premiums the same, and switch from the Cash Option to the Protection Option
Applications and Policy Issue
This Policy is no longer issued after December 31, 2013. The following discussion is a summary of Our procedures for issuing the Policy and is provided for the Policy Owner’s reference. Persons wishing to purchase a Policy must send a completed application to Us at Our home office. The minimum face amount We will issue on a Policy is $25,000 and We require an annual Base Premium on each Policy of at least $300. If the insured is age 0 to 15, the minimum face amount is $10,000 and the minimum Premium is $150. The minimum plan of insurance at policy issue is a protection plan which has a level face amount for a period of ten years. If the insured’s age at original issue is over age 45, the minimum plan of protection will be less than ten years from the Policy date, as shown in the chart under “Adjustable Life Insurance.” The Policy must be issued on an insured no more than age 90. Before issuing any Policy, We require evidence of insurability satisfactory to Us, which in some cases will require a medical examination. Persons who present a lower mortality risk are offered the most favorable Premium rates, while a higher Premium is charged to persons with a greater mortality risk. Acceptance of an application is subject to Our underwriting rules and We reserve the right to reject an application for any reason.
If We accept an application, accompanied by a check for all or at least one-twelfth of the annual Premium, the policy date will be the issue date, which is the date the decision to accept the application and issue the Policy is made. We will use the policy date to determine subsequent policy anniversaries and Premium due dates.

If We accept an application not accompanied by a check for the initial Premium, a Policy will be issued with a policy date which is 28 days after the issue date. We have determined 28 days to be the normal time during which delivery of the Policy is expected to occur. We or Our agent must receive the initial Premium within 60 days after the issue date. No life insurance coverage is provided until the initial Premium is paid. If the initial Premium is paid after the policy date (and the policy date is not changed as described below), You will have paid for insurance coverage during a period when no coverage was in force. Therefore, in such circumstance You should consider requesting a current policy date, i.e., the date on which Our home office receives the Premium. You will be sent updated policy pages to reflect the change in policy date. This request should be made at or prior to the time You pay the initial Premium.
In certain circumstances it may be to Your advantage to have the policy date be the same as the issue date in order to preserve an Issue Age on which Premium rates are based. In that case, all Premiums due between the issue date and the date of delivery of the Policy must be paid on delivery.
When the Policy is issued, the face amount, Premium, and a listing of any additional agreements are stated on the policy information pages of the policy form, page 1.
1035 Exchanges or Replacements
If You are considering the purchase of this Policy with the proceeds of another life insurance policy, also referred to as a “Section 1035 Exchange” or “Replacement”, it may or may not be advantageous to replace Your existing policy with this Policy. You should compare both policies carefully. You may have to pay surrender charges on Your old policy and there is a surrender charge period for this Policy. In addition, the charges for this Policy may be higher (or lower) and the benefits or investment options may be different from Your old policy. You should not exchange another policy for this one unless You determine, after knowing all of the facts, that the exchange is in Your best interest. For additional information regarding the tax impact in Section 1035 Exchanges, see “Federal Tax Status — Other Transactions.”
Ownership Rights
As the Policy Owner, You can exercise all the rights under the Policy, including the right to change the Owner, the Beneficiary and to make other policy changes.
General Account
The Guaranteed Principal Account is a general account option. You may allocate net Premiums and may transfer Your Actual Cash Value subject to Policy limitations to the Guaranteed Principal Account.
Because of exemptive and exclusionary provisions, interests in Our general account have not been registered under the Securities Act of 1933, and the general account has not been registered as an investment company under the 1940 Act. Disclosures regarding the Guaranteed Principal Account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.
This prospectus describes a Variable Adjustable Life insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the sub-accounts of the Variable Life Account. For more details regarding the Guaranteed Principal Account, please see the Variable Adjustable Life Policy.
General Account Description.  Our general account consists of all assets owned by Us other than those in the Variable Life Account and any other separate accounts which We may establish. The Guaranteed Principal Account is that portion of Our general assets which is attributable to this Policy and policies of this class, exclusive of policy loans. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of contracts of this class. Allocations to the Guaranteed Principal Account become part of Our general assets and are used to support insurance and annuity obligations. Subject to applicable law, We have sole discretion over the investment of assets of the general account. The general account is not segregated or insulated from the claims of insurance company creditors. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees. Policy Owners do not share in the actual investment experience of the assets in the general account.
You may allocate or transfer a portion or all of the net Premiums to accumulate at a fixed rate of interest in the Guaranteed Principal Account. We guarantee such amounts as to principal and a minimum rate of interest. Transfers from the Guaranteed Principal Account to the sub-accounts of the Variable Life Account are subject to certain limitations with respect to timing and amount.
General Account Value.  We bear the full investment risk for amounts allocated to the Guaranteed Principal Account and guarantee that interest credited to each Policy Owner’s Actual Cash Value in the Guaranteed Principal Account will not be less than an annual rate of 4 percent without regard to the actual investment experience of the general account.
We may, at Our sole discretion, credit a higher rate of interest, “excess interest,” although We are not obligated to credit interest in excess of 4 percent per year, and may not do so. Any interest credited on the Policy’s Actual Cash Value in the Guaranteed Principal Account in excess of the guaranteed minimum rate per year will be determined at Our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.
Even if excess interest is credited to Your Actual Cash Value in the Guaranteed Principal Account, We will not credit excess interest to that portion of the Policy Value which is in the Loan Account in the general account. However, such Loan Account will be credited interest at a rate which is not less than the policy loan interest rate minus 1 percent per annum.
Material Policy Variations by State
There are no material Policy variations by state.
Transfers
The Policy allows for transfers of the Actual Cash Value between the Guaranteed Principal Account and the Variable Life Account or among the sub-accounts of the Variable Life Account. You may request a transfer at any time while the Policy remains in force or You may arrange in advance for systematic transfers; systematic transfers are transfers of specified dollar amounts or percentages to be made periodically among the sub-accounts and the Guaranteed Principal Account. One type of systematic transfer is known as an automatic portfolio rebalancing (“APR”). Following Your written instructions as to the percentage of Your Actual Cash Value You wish to have in each of Your sub-accounts, We will transfer amounts to and from those sub-accounts to achieve the percentages You desire.
We reserve the right to limit the amount to be transferred to or from a sub-account or the Guaranteed Principal Account to at least $250. If the Actual Cash Value in an account is less than $250, the entire Actual Cash Value attributable to that sub-account or the Guaranteed Principal Account must be transferred. If a transfer would reduce the Actual Cash Value in the sub-account from which the transfer is to be made to less than $250, We reserve the right to include that remaining sub-account

Actual Cash Value in the amount transferred. We will make the transfer on the basis of sub-account unit values as of the end of the Valuation Period during which Your written or telephone request is received by Our Designated Service Provider. A transfer is subject to a transaction charge, not to exceed $10, for each transfer of Actual Cash Value among the sub-accounts and the Guaranteed Principal Account. Currently, there is no charge for transfers.
Your instructions for transfer may be made in writing or You, or Your agent if authorized by You, may make such changes by telephone. To do so, You may call Us at 1-800-886-1190 between the hours of 8:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday, excluding holidays observed. Our regular business hours. Policy Owners may also submit their requests for transfer, surrender or other transactions to Us by facsimile (FAX) transmission at 1-844-466-9225.
Transfers made pursuant to a telephone call or through the internet are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, You may have difficulty due to a heavy volume of telephone calls or internet activity. In such a circumstance, You should consider submitting a written transfer request while continuing to attempt a telephone or internet transaction. We reserve the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, telephone or internet transfer privileges. For more information on telephone or internet transactions, contact Us.
With all telephone or internet transactions, We will employ reasonable procedures to satisfy ourselves that instructions received from Policy Owners are genuine and, to the extent that We do not, We may be liable for any losses due to unauthorized or fraudulent instructions. We require Policy Owners to identify themselves through policy numbers, social security numbers and such other information We deem reasonable. We record telephone transfer instruction conversations and We provide the Policy Owners with a written confirmation of the telephone or internet transfer.
The maximum amount of Actual Cash Value to be transferred out of the Guaranteed Principal Account to the sub-accounts of the Variable Life Account in a Policy Year may be limited to 20 percent of the Guaranteed Principal Account balance. Transfers to or from the Guaranteed Principal Account may be limited to one such transfer per Policy Year.
Transfers from the Guaranteed Principal Account may be made by a written or telephone request or through the internet. Your request must be received by Our Designated Service Provider or postmarked in the 30-day period before or after the last day of the Policy Year. Currently We do not impose this time restriction. Written requests for transfers which meet these conditions will be effective after We approve them and they have been recorded by Our Designated Service Provider.
Separate Account Changes
We reserve the right to add, combine or remove any sub-accounts of the Variable Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. Such sub-accounts may be established when, in Our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the Variable Life Account. The addition of any investment option will be made available to existing Policy Owners on such basis as may be determined by Us.

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Variable Life Account. If investment in a Fund Portfolio should no longer be possible or if We determine it becomes inappropriate for Policies of this class, We may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing Policy Values and future Premium payments. A substitution may be made only with any necessary approval of the SEC.
We reserve the right to transfer assets of the Variable Life Account as determined by Us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and of the SEC.
We also reserve the right, when permitted by law, to de-register the Variable Life Account under the 1940 Act, to restrict or eliminate any voting rights of the Policy Owners, and to combine the Variable Life Account with one or more of Our other separate accounts.
The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such Policy Owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds’ Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds’ shares with respect to certain groups of Policy Owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.
Market-Timing and Disruptive Trading
This Policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as “market-timing.” Market-timing activity and frequent trading in Your Policy can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term Policy Owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market-timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this Policy if You intend to engage in market-timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and We will not knowingly accommodate or create exceptions for Policy Owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, Our monitoring may be unable to detect all harmful trading nor can We ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market- timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market-timing can only be detected after it has occurred to some extent, Our policies to stop market-timing activity do not go into effect until after We have identified such activity.
We reserve the right to restrict the frequency of — or otherwise modify, condition or terminate — any transfer method(s). Your transfer privilege is also subject to modification if We determine, in Our sole discretion, that the exercise of the transfer privilege by one or more Policy Owners is or would be to the disadvantage of other Policy Owners. Any new restriction that We would impose will apply to Your Policy without regard to when You purchased it. We also reserve the right to implement, administer, and charge You for any fees or restrictions, including redemption fees that may be imposed by an underlying portfolio attributable to transfers in Your Policy. We will consider one or more of the following factors:
●
the dollar amount of the transfer(s);
●
whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;
●
whether an underlying portfolio has requested that We look into identified unusual or frequent activity in a portfolio;
●
the number of transfers in the previous calendar quarter;
●
whether the transfers during a quarter constitute more than two “round trips” in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.
In the event Your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, You will be notified in writing that Your transfer privileges will be restricted in the future if the activity continues. Upon Our detecting further prohibited activity, You will be notified in writing that Your transfer privileges are limited to transfer requests delivered via regular U.S. mail only and may require Your signature. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in Your Policy will be permanent.
In addition to Our market-timing procedures, the underlying Portfolios may have their own market- timing policies and restrictions. While We reserve the right to enforce the Portfolios’ policies and procedures, Policy Owners and other persons with interests under the policies should be aware that We may not have the contractual authority or the operational capacity to apply the market-timing policies and procedures of the Portfolios, except that, under SEC rules, We are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates Us to provide the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the market-timing policies established by the Portfolios.
In Our sole discretion, We may revise Our policies and procedures to detect and deter market timing and other frequent trading activity at any time without prior notice.
None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging or Automatic Portfolio Rebalancing.

Premiums
Policy Premiums
The Policies have a level scheduled Premium payable for a specified period or until the Policy becomes Paid Up. We guarantee that We will not increase the amount of Premiums for a Policy in force. Subject to the limitations discussed in “Restrictions on Adjustments” under “Policy Adjustments,” You may choose to adjust the Policy at any time and alter the amount of future Premiums.
The initial Premium required for a Policy was determined based on the Policy’s initial face amount, the death benefit option, the plan of insurance, the insured’s age at issue, gender, risk classification, tobacco use and the additional benefits associated with the Policy.
All scheduled Premiums are payable on or before the date they are due and must be mailed to Our Designated Service Provider. In some cases, You may elect to have Premiums paid under Our automatic payment plan through pre-authorized transfers from a bank checking account or such other account as Your bank approves. You may make an online payment to pay a Premium that is due through Our Designated Service Provider’s online portal at https://EXLAdminServices.exlservice.com/customerportal. Online access to policy information and any transactional capabilities is subject to availability. Certain policy statuses or ownership types may not be eligible for portal enrollment.
Scheduled Premiums on the Policy are payable for a specified period on an annual, semi-annual or quarterly basis on the due dates set forth in the Policy. You may also pay scheduled Premiums monthly under Our automatic payment plan through pre-authorized transfers from Your account at Your bank or other financial institution, or if You meet the requirements to establish a payroll deduction plan through Your employer. A scheduled Premium may be paid no earlier than twenty days prior to the date that it is due. For Premiums paid after the due date, see the paragraph following the heading “Lapse” under “Lapse and Reinstatement.”.
Charges for additional benefits and for sub-standard risks are deducted from Premiums to calculate Base Premiums. From Base Premiums We deduct charges assessed against Premiums and Nonrepeating Premiums to calculate net Premiums.
Net Premiums are allocated to the Guaranteed Principal Account or sub-accounts of the Variable Life Account which, in turn, invest in Fund shares.
In rare circumstances, if We receive and allocate Your Premium before its due date, Your Policy could either i) fail to qualify as life insurance or ii) could become a modified endowment contract. See “Federal Tax Status.” To prevent Your Policy from failing to qualify as life insurance, We will reject and return any portion of a scheduled Premium that would otherwise cause Your Policy to fail life insurance qualification testing. We will notify you in writing if Your Policy becomes a modified endowment contract due to the application of a premium payment.
You may change Your allocation instructions for future Premiums by submitting to Our Designated Service Provider a signed written request or by calling Our Designated Service Provider at 1-800-886-1190 between the hours of 8:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday, excluding holidays observed, Our Designated Service Provider’s regular business hours. Policyowners may also submit their requests for allocation changes to our Designated Service Provider by facsimile (FAX) transmission at 1-844-466-9225. The allocation to the Guaranteed Principal Account or to any sub-account of the Variable Life Account must be in multiples of 1 percent of the net Premium. We reserve the right to delay the allocation of net Premiums to named sub-accounts for a period of up to 30 days after a Policy adjustment. If We exercise this right, We will allocate net Premiums to the

Government Money Market sub-account until the end of that period. This right, which has not been implemented to date, will be exercised by Us only when We believe economic conditions make such an allocation necessary to reduce market risk during the free look period.
We reserve the right to restrict the allocation of Premiums to the Guaranteed Principal Account. If We do so, no more than 50 percent of the net Premium may be allocated to the Guaranteed Principal Account.
Nonrepeating Premiums.  The Policy also allows a Policy Owner to pay a Premium called a non- repeating Premium. This payment of Premium is in addition to the scheduled Premiums. The payment of a Nonrepeating Premium will increase the Policy Values You have available for investment in the Fund. The maximum Nonrepeating Premium We will accept is the amount sufficient to change Your Policy to a Paid-Up whole life policy for the face amount.
Nonrepeating Premium payments may be made in one of two ways; (i) You can make a payment at any time or (ii) if You would like to make payments on a scheduled basis, We will bill annually, semi- annually or quarterly for Nonrepeating Premiums. In order to have billed Nonrepeating Premiums, a Policy must have a total annual Premium of at least $2,400 and the total annual amount billed for non- repeating Premiums is at least $600. You may also arrange for monthly payments under Our automatic payment plan through pre-authorized transfers from Your account at Your bank or other financial institution; in this situation, Your base annual Premium must be at least $2,400 and each Nonrepeating Premium must be at least $50.
We may impose additional restrictions or refuse to permit Nonrepeating Premiums at Our discretion.
The payment of a Nonrepeating Premium may have Federal income tax consequences. See “Federal Tax Status.” To prevent Your policy from failing to qualify as life insurance, We will reject and return any portion of a Nonrepeating Premium that would otherwise cause Your Policy to fail life insurance qualification testing. We will notify you in writing if Your Policy becomes a modified endowment contract due to the application of a premium payment.
If mandated under applicable law, We may be required to reject a scheduled Premium or Nonrepeating Premium. We may also be required to provide information about You and Your account to government regulators.
Paid-Up Policies.  A Policy is Paid Up when no additional Premiums are required to provide the face amount of insurance for the life of the insured. We may or may not accept additional Premiums. However, the Actual Cash Value of a Paid-Up Policy will continue to vary daily to reflect the investment experience of the Variable Life Account and any interest credited as a result of a policy loan. Once a Policy becomes Paid Up, it will always retain its Paid-Up status regardless of any subsequent decrease in its Policy Value. However, on a Paid-Up Policy with indebtedness, where the Actual Cash Value decreases to zero, a loan repayment may be required to keep the Policy in force. See “Policy Loans.”
We will make a determination on each policy anniversary as to whether a Policy is Paid Up. When a Policy becomes Paid Up, We will send You a notice.
Actual Cash Value
The Policy has an Actual Cash Value which varies with the investment experience of the Guaranteed Principal Account and the sub-accounts of the Variable Life Account. The Actual Cash Value equals the value of the Guaranteed Principal Account and the value of the sub-accounts of the Variable Life

Account. It is determined separately for Your Guaranteed Principal Account Actual Cash Value and for Your separate account Actual Cash Value. The separate account Actual Cash Value will include all sub- accounts of the Variable Life Account.
Unlike a traditional fixed benefit life insurance policy, a Policy’s Actual Cash Value cannot be determined in advance, even if scheduled Premiums are paid when required, because the separate account Actual Cash Value varies daily with the investment performance of the sub-accounts. Even if You continue to pay scheduled Premiums when due, the separate account Actual Cash Value of a Policy could decline to zero because of unfavorable investment experience and the assessment of charges.
Upon request, We will tell You the Actual Cash Value of Your Policy. We will also send You a report each year on the policy anniversary advising You of Your Policy’s Actual Cash Values, the face amount and the death benefit as of the date of the report. It will also summarize Policy transactions during the year. The information will be current as of a date within two months of its mailing. You may also access information regarding Your Policy’s current cash value through the customer portal available at https://www. EXLAdminServices.exlservice.com/customerportal. Online access to policy information and any transactional capabilities is subject to availability. Certain policy statuses or ownership types may not be eligible for portal enrollment.
The Guaranteed Principal Account Actual Cash Value is the sum of all net Premium payments allocated to the Guaranteed Principal Account. This amount will be increased by any interest, Asset Credits, loan repayments, policy loan interest credits and transfers into the Guaranteed Principal Account. This amount will be reduced by any policy loans, unpaid policy loan interest, partial surrenders, transfers into the sub-accounts of the Variable Life Account and charges assessed against Your Guaranteed Principal Account Actual Cash Value. We credit interest on the Guaranteed Principal Account Actual Cash Value of Your Policy daily at a rate of not less than 4 percent per year, compounded annually. We guarantee this minimum rate for the life of the Policy without regard to the actual experience of the general account. As conditions permit, We will credit additional amounts of interest to the Guaranteed Principal Account Actual Cash Value. Your Guaranteed Principal Account Actual Cash Value is guaranteed by Us. It cannot be reduced by any investment experience of the general account.
We determine each portion of a Policy’s separate account Actual Cash Value separately. The separate account Actual Cash Value is not guaranteed. We determine the separate account Actual Cash Value by multiplying the current number of sub-account units credited to a Policy by the current sub-account unit value. A unit is a measure of Your Policy’s interest in a sub-account. The number of units credited with respect to each net Premium payment is determined by dividing the portion of the net Premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units credited is determined as of the end of the Valuation Period during which We receive Your Premium at Our Designated Service Provider.
Once determined, the number of units credited to Your Policy will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent net Premiums, Nonrepeating Premiums, Asset Credits, loan repayments, loan interest credits and transfers to that sub-account. The number of units will be decreased by policy charges to the sub-account, policy loans and loan interest, transfers from that sub-account and partial surrenders from that sub-account. The number of units will decrease to zero when the policy is surrendered or extended term insurance is purchased.
Each month We may contribute an amount to Your Actual Cash Value in each subaccount or in the Guaranteed Principal Account, known as an Asset Credit. The Asset Credit on an annual basis equals the following amounts: (1) for policies issued using the 1980 CSO Mortality Tables, 0.40 percent of Your

Actual Cash Value in each subaccount or the Guaranteed Principal Account; and (2) for policies issued using the 2001 CSO Mortality Tables, the Asset Credit may range from 0.05 to 0.50 percent of Your Actual Cash Value in a subaccount or the Guaranteed Principal Account. Payment of the Asset Credit will not affect the charges or expenses We take from Your policy. We may discontinue the payment of Asset Credits at any time in Our sole discretion.
Our decision to provide Asset Credits under the Policy depends upon a number of factors, including, but not limited to, the level of assets held in Our general account, prevailing market interest rates, and anticipated future expenses and anticipated future revenues from variable contract operations. Our anticipated revenues from variable contract operations are derived from variable contract fees and charges, as well as from revenues We receive from investment advisers to the underlying Funds that are investment options under the policy for providing administrative, recordkeeping and shareholder services. Revenues from variable contract operations also include revenues that We and Our affiliates receive from the investment options under the Policy, and the investment advisers or principal underwriters of those investment options, as reimbursement for the cost of certain distribution or operational services performed for the benefit of the underlying Funds.
The unit value of a sub-account will be determined on each Valuation Date. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first Valuation Date. For any subsequent Valuation Date, its value is equal to its value on the preceding Valuation Date multiplied by the net investment factor for that sub-account for the Valuation Period ending on the subsequent Valuation Date.
The net investment factor for a Valuation Period is: the gross investment rate for such Valuation Period, less a deduction for the mortality and expense risk charge under this Policy which is assessed at an annual rate of 0.50 percent against the average daily net assets of each sub-account of the Variable Life Account. The gross investment rate is equal to:
(1)
the net asset value per share of a Fund share held in the sub-account of the Variable Life Account determined at the end of the current Valuation Period; plus
(2)
the per share amount of any dividend or capital gain distributions by the Funds if the “ex- dividend” date occurs during the current Valuation Period; with the sum divided by
(3)
the net asset value per share of that Fund share held in the sub-account determined at the end of the preceding Valuation Period.
We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. In general, the net asset value of the Funds’ shares is computed once daily, and, in the case of the Government Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central time).
Although the Actual Cash Value for each Policy is determinable on a daily basis, We update Our records to reflect that value on each monthly anniversary. We also make Policy Value determinations on the date of the insured’s death and on a policy adjustment, surrender, and lapse. When the Policy Value is determined, We will assess and update to the date of the transaction those charges made against and credits to Your Actual Cash Value, namely the Monthly Policy Charge and the Cost of Insurance Charge. Increases or decreases in Policy Values will not be uniform for all Policies but will be affected by policy transaction activity, cost of insurance charges, and the existence of policy loans.

Standard Death Benefits
Guaranteed Death Benefit.  For any given level of Premium, face amount and death benefit option, We guarantee a specific plan of insurance. The plan of insurance is the period during which insurance coverage is guaranteed and the period during which You must pay Premiums to maintain that guarantee. These two periods are not always the same. For example, the Policy could have guaranteed insurance coverage for 40 years, with Premiums payable for seven years; or insurance coverage for life, with Premiums payable for 30 years. See “Adjustable Life Insurance.”
Adjustable Death Benefit.  The Policy is called “Adjustable” because it allows You the flexibility to tailor Your Policy to Your needs at issue and thereafter to change or adjust Your Policy as Your insurance needs change. Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, You may choose the level of Premium You wish to pay, the face amount and death benefit option that You need. Based on these three factors, We will calculate the guaranteed plan of insurance. Some limitations do apply to policy adjustments. See “Policy Adjustments.”
The maximum plan of insurance available is one where the Policy becomes Paid Up after the payment of five annual Premiums. The minimum plan of insurance that We offer at original issue is a plan that provides guaranteed insurance coverage for ten years (if the insured’s age at issue is 45 or less) with Premiums payable for ten years. A protection plan of insurance guarantees insurance coverage and a scheduled Premium level, for a specified number of years, always less than for whole life. A protection plan requires the lowest initial level of Premiums and offers the most insurance protection with the lowest investment element.
At high Premium levels, the period of Premium payments may be limited to satisfy the requirements of the Internal Revenue Code to qualify as life insurance. The result will be a protection plan that guarantees coverage beyond the Premium paying period.
For any given face amount and death benefit option, You may select a Premium that results in a plan that falls anywhere between the minimum protection plan and the maximum whole life plan. In general, the higher the Premium You pay, the greater will be Your cash value accumulation at any given time and therefore, for whole life plans, the shorter the period during which You need to pay Premiums before Your Policy becomes Paid Up. In addition to scheduled Premiums, the Policy affords You the flexibility to pay unscheduled or “Non-Repeating Premiums.”
Death Benefit Options
The death benefit provided by the Policy depends upon the death benefit option You choose. You may choose one of two available death benefit options — the Cash Option or the Protection Option. If You fail to make an election, the Cash Option will be in effect. At no time will the death benefit be less than the minimum death benefit required so that the Policy qualifies as a life insurance policy under the guideline premium test of Section 7702 of the Internal Revenue Code.
Cash Option death benefit equals the greatest of:
(1)
the face amount on the insured’s date of death; or
(2)
a specified “age limitation percentage,” (shown below), multiplied by the Policy Value on the insured’s date of death.
Under the Cash Option, Your death benefit remains level unless the limitation percentage multiplied by the Policy Value is greater than the face amount; then the death benefit will vary as the Policy Value varies.

The limitation percentage is the minimum percentage of Policy Value We must pay as the death benefit under federal tax requirements. It is based on the age of the insured at the beginning of each Policy Year. The following table indicates the limitation percentages for the guideline premium test for different ages:
Age Limitation	Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 to 121	100%
If the Code requires Us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the Policy Value will increase Our risk, and We will increase the cost of insurance We assess from the Policy Value.
Cash Option Guideline Premium Test Illustration  Assume that the insured’s age is under 40. Under the Cash Option, a Policy with a $100,000 face amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250 percent of the Policy Value, any time the Policy Value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 face amount. Every additional $100 added to the Policy Value above $40,000 will increase the death benefit by $250.
Similarly, so long as the Policy Value exceeds $40,000, every $100 taken out of the Policy Value will reduce the death benefit by $250. If at any time the Policy Value multiplied by the limitation percentage is less than the face amount, the death benefit will equal the face amount of the Policy.
Protection Option death benefit equals the greatest of:
(1)
the face amount plus the Policy Value on the insured’s date of death; or
(2)
the limitation percentage (described above) multiplied by the Policy Value on the insured’s date of death.
Under the Protection Option, the death benefit always varies as the Policy Value varies. The Protection Option is only available until the policy anniversary nearest the insured’s age 100; at that time We will convert the death benefit option to the Cash Option.
Protection Option Guideline Premium Test Illustration  Assume that the insured’s age is under 40. Under the Protection Option, a Policy with a face amount of $100,000 will generally pay a death benefit of $100,000 plus the Policy Value. Thus, a Policy with a Policy Value of $60,000 will generally have a death benefit of $160,000 ($100,000 + $60,000). The death benefit, however, must be at least 250 percent of the Policy Value. As a result, if the Policy Value of the Policy exceeds $66,666, the death benefit will be greater than the face amount plus the Policy Value. The figure of $66,666 is derived because 250 percent of $66,666 equals $100,000 + $66,666. Every additional $100 of Policy Value above $66,666 will increase the death benefit by $250.

Similarly, any time the Policy Value exceeds $66,666, every $100 taken out of Policy Value will reduce the death benefit by $250. If at any time, the Policy Value multiplied by the limitation percentage is less than the face amount plus the Policy Value, then the death benefit will be the face amount plus the Policy Value of the Policy.
Choosing the Death Benefit Option.  The different death benefit options meet different needs and objectives. If You are satisfied with the amount of Your insurance coverage and wish to have any favorable policy performance reflected to the maximum extent in increasing Actual Cash Values, You should choose the Cash Option. The Protection Option results primarily in an increased death benefit. In addition, there are other distinctions between the two options which may influence Your selection. Given the same face amount and Premium the Cash Option will provide guaranteed coverage for a longer period than the Protection Option. This is because of larger cost of insurance charges under the Protection Option resulting from the additional amount of death benefit. However, under the Cash Option, favorable policy performance does not generally increase the death benefit, and the beneficiary will not benefit from any larger Actual Cash Value which exists at the time of the insured’s death because of the favorable policy performance.
You may change the death benefit option while the Policy is in force through a policy adjustment. We may require that You provide Us with satisfactory evidence of the insured’s insurability before We make a change to the Protection Option. The change will take effect when We approve and it has been recorded by Our Designated Service Provider. A change in death benefit option may have Federal income tax consequences. See “Federal Tax Status.”
Other Benefits Available Under the Contract
In addition to the standard death benefits associated with Your Policy, other optional agreements may also be available to You. The following tables summarize information about those agreements. Information about the fees associated with each agreement included in the tables may be found in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Waiver of Premium Agreement	Provides monthly Premium payments in the event of the insured’s total and permanent disability	Optional	No longer available to purchase
Inflation Agreement	Guarantees the Policy Owner the right to purchase additional amounts of insurance on the insured’s life without providing evidence of insurability	Optional	●No longer available to purchase
●Maximum amount of increase over 3-year period is $100,000
Face Amount Increase Agreement	Guarantees the Policy Owner the right to purchase additional amounts of insurance on the insured’s life without providing evidence of insurability	Optional	No longer available to purchase

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Business Continuation Agreement	Guarantees a business Policy Owner the right to purchase additional amounts of insurance on the insured’s life without providing evidence of insurability	Optional	No longer available to purchase
Family Term Rider	Provides term insurance protection for the insured’s children	Optional	No longer available to purchase
Exchange of Insureds Agreement	Allows a business owned Policy Owner to substitute insureds	Optional	●No longer available to purchase
●New Insured must provide evidence of insurability
Accelerated Benefits Agreement	Allows the Policy Owner to accelerate the Death Benefit in the event the insured is terminally ill	Standard for all individually owned Policies	No longer available to purchase
Early Values Agreement	Agreement waives a portion of the policy charges in the first Policy Year	Optional	No longer available to purchase
Extended Maturity Agreement	Provides for extension of insurance coverage if insured reaches Policy maturity age	Optional	No longer available to purchase
Other Policy Features
Dollar Cost Averaging	Allows for allocation of money from the General Account to sub-accounts evenly over a period of time	Optional	You may elect to have the cash value transferred to Your allocated accounts on the 10th or 20th of each month.
Rebalancing	Automatically reallocates money among each of the chosen Sub-Accounts on set dates throughout the year	Optional	Rebalancing is subject to Our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares
Systematic Transfers	Automatically transfers money from one Sub-Account to one or more other Sub-Accounts on specified dates	Optional	Systematic transfers are subject to Our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares

Supplemental Agreements
Except as otherwise indicated, the following Agreements offering supplemental benefits are available under the Policy. Some of the Agreements are subject to Our underwriting approval. Your agent can help You determine whether certain of the Agreements are suitable for You. These Agreements may not be available in all states. Please contact Us for further details.
Waiver of Premium Agreement.  The Waiver of Premium Agreement requires an additional Premium and provides for the payment of policy Premium in the event of the insured’s disability
For example, in the event of Your total and permanent disability, if You had a scheduled monthly Premium of $1,000 due for the Policy, We would waive and pay the $1,000 monthly Premium, subject to the terms of this Agreement, for so long as You remain disabled.
Inflation Agreement.  The Inflation Agreement requires an additional Premium and provides for a face amount increase equal to twice the percentage increase in the consumer price index during the previous three years, subject to a maximum of $100,000.
With the Inflation Agreement, if the consumer price index (as defined in the Policy) increases by 6% over the previous 3 years, and You have a Policy with a $1 million dollar Face Amount, on the Cost of Living exercise anniversary You may increase the Face Amount by $100,000 ($1,000,000 x 12%= $120,000, however, the maximum increase is limited to $100,000).
Face Amount Increase Agreement.  The Face Amount Increase Agreement requires an additional Premium and provides for increases in the face amount, without evidence of insurability, at specified ages of the insured.
For example, if an insured purchases the Face Amount Increase Agreement and selects additional coverage layers of $20,000, he or she would be able to purchase an additional $20,000 in insurance coverage when the insured reaches the specified ages stated in the Policy, without having to provide evidence of insurability.
Business Continuation Agreement.  The Business Continuation Agreement requires an additional Premium and allows You to purchase a specified amount of additional insurance, without evidence of insurability, at the death of another person previously designated by You.
For example, if an insured purchases the Business Continuation Agreement and selects $500,000 of additional coverage, he or she would be able to purchase an additional $500,000 in insurance coverage on the insured when the designated life dies, without having to provide evidence of insurability.
Family Term Rider.  The Family Term Rider requires an additional Premium and provides a fixed amount of term insurance on children of an insured.
For example, if You purchased this supplemental agreement for a fixed level coverage amount of $10,000 and one of Your children named on Your Policy or this Agreement were to die while Your Policy and this Agreement were still in force, We would pay a $10,000 death benefit to the beneficiary, subject to the age limitations in this Agreement.
Exchange of Insureds Agreement.  The Exchange of Insureds Agreement requires no additional Premium and allows for the transfer of existing insurance coverage to another insured within a business setting. Because the exchange is generally a taxable event, You should consult a tax advisor about the tax consequences before making such an exchange.

For example, if the Policy with a $1 million Face Amount is owned by a business, the owner would be allowed to name a new insured under the Policy for up to $1 million in Face Amount, without having to incur new policy issue charges. The new insured would be subject to evidence of insurability satisfactory to Us.
Accelerated Benefits Agreement.  The Accelerated Benefits Agreement is issued without additional Premium. It allows You to receive a significant portion of Your Policy’s death benefit, if the insured develops a terminal condition due to sickness or injury.
For example, if You have a Policy with a $1 million Face Amount and are diagnosed with a terminal illness, You can request to accelerate a portion of Your Death Benefit. In this example, if You choose to accelerate $250,000 of the Death Benefit, the Policy will still have a $1 million Face Amount. However, there will be $250,000 loan against that Face Amount, which will reduce the money paid to the Policy beneficiaries upon the death of the insured.
Early Values Agreement.  The Early Values Agreement requires an additional Premium, payable for ten years, and waives a portion of policy charges in the first Policy Year.
For example, if You purchase this Agreement and have policy charges of $1,000, this Agreement would waive part of those charges in the first Policy Year, which would increase the Policy Cash Value.
Extended Maturity Agreement.  The Extended Maturity Agreement requires no additional Premium and provides for the continuation of the Policy beyond the maturity age of the insured.
For example, if the age of maturity shown in the Policy is age 100, this Agreement would allow the Policy to continue when the insured reaches the age of 100.
Surrenders and Partial Surrenders
Surrenders and Partial Surrenders
You may request a surrender or partial surrender of Your Policy at any time while the insured is living. The surrender value of the Policy is the Actual Cash Value plus Asset Credits and minus unpaid policy charges which are assessed against Actual Cash Value. We determine the surrender value as of the end of the Valuation Period during which Your surrender request is received by Our Designated Service Provider. You may surrender the Policy by sending Our Designated Service Provider the Policy and a written request for its surrender. You may request that the surrender value be paid to You in cash or, alternatively, applied on a settlement option or to provide extended term insurance on the life of the insured.
We also permit a partial surrender of the Actual Cash Value of the Policy in any amount of $500 or more. The maximum partial surrender is 90 percent of the amount available as a policy loan. The death benefit of the Policy will be reduced by the amount of the partial surrender. With any partial surrender, We will adjust the Policy to reflect the new face amount and Actual Cash Value and, unless otherwise instructed, the existing level of Premium payments.
We are currently waiving the restriction requiring a minimum amount for a partial surrender where a partial surrender from a Policy, which is on stop premium, is being used to pay Premiums for sub-standard risks or Premiums on any benefits and riders issued as part of the Policy. Transaction fees otherwise applicable to such a partial surrender are also waived.

On a partial surrender, You may tell Us from which Variable Life Account sub-accounts a partial surrender is to be taken or whether it is to be taken in whole or in part from the Guaranteed Principal Account. If You do not, We will deduct partial surrenders from Your Guaranteed Principal Account Actual Cash Value and separate account Actual Cash Value on a Pro-rata basis and, from each sub-account of the separate account on a Pro-rata basis. We will tell You, on request, what amounts are available for a partial surrender under Your Policy.
We will pay a surrender or partial surrender as soon as possible, but not later than seven days after Our Designated Service Provider receives Your written request for surrender. However, if any portion of the Actual Cash Value to be surrendered is attributable to a Premium or Non-Repeating Premium payment made by non-guaranteed Funds such as a personal check, We will delay mailing that portion of the surrender proceeds until We have reasonable assurance that the payment has cleared and that good payment has been collected. The amount You receive on surrender may be more or less than the total Premiums paid for Your Policy.
Free Look
It is important to Us that You are satisfied with any policy adjustments to increase the Premium. If Your Policy is adjusted and the adjustment results in an increased Premium, You may return the Policy within 10 days of receiving the policy adjustment. If You return the Policy, the requested Premium increase adjustment will be cancelled. We will send You a refund of any additional Premiums paid within seven days of the date Our Designated Service Provider receives Your notice of cancellation for that adjustment.
Policy Loans
You may borrow from Us using only Your Policy as the security for the loan. The total amount of Your loan may not exceed 100 percent of Your Policy Value. A loan taken from, or secured by a Policy, may have Federal income tax consequences. See “Federal Tax Status.”
The Policy Value is the Actual Cash Value of Your Policy plus any policy loan. Any policy loan paid to You in cash must be in an amount of at least $100. Policy loans in smaller amounts are allowed under the automatic Premium loan provision. We will deduct interest on the loan in arrears. You may obtain a policy loan with a written request or by calling Us at 1-800-886-1190 between the hours of 8:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday, excluding holidays observed. These are Our Designated Service Provider’s regular business hours. Policyowners may also submit their requests for policy loans to Our Designated Service Provider by facsimile (FAX) transmission at 1-844-466-9225. If You call Our Designated Service Provider You will be asked, for security purposes, for Your personal identification and policy number. The Policy will be the only security required for Your loan. We will determine Your Policy Value as of the date your request is received by Our Designated Service Provider.
When You take a loan, We will reduce both the death benefit and the Actual Cash Value by the amount You borrow and any unpaid interest. Unless You direct Us otherwise, We will take the policy loan from Your Guaranteed Principal Account Actual Cash Value and separate account Actual Cash Value on a Pro-rata basis and, from each sub-account in the separate account on a Pro-rata basis. The number of units to be sold will be based upon the value of the units as of the end of the Valuation Period during which Your loan request is received by Our Designated Service Provider. This amount shall be transferred to the Loan Account. The Loan Account continues to be part of the Policy in the general account. Except in those cases where the Policy Owner elects to take a loan against 100 percent of the cash value, a policy loan has no immediate effect on Policy Value since at the time of the loan the Policy Value is the sum of Your Actual Cash Value and any policy loan value.

The Actual Cash Value of Your Policy may decrease between Premium due dates. Unfavorable investment experience and the assessment of charges could cause Your separate account Actual Cash Value to decline to zero. Policy loans that equal 100 percent of the Policy Value will immediately cause Your Policy Value to decline to zero. If Your Policy has indebtedness and no Actual Cash Value, the Policy will lapse and there may be adverse tax consequences; see “Federal Tax Status.” In this event, to keep Your Policy in force, You will have to make a loan repayment. We will give You notice of Our intent to terminate the Policy and the loan repayment required to keep it in force. The time for repayment will be within 31 days after Our mailing of the notice.
Policy Loan Interest.  The interest rate on a policy loan will not be more than the rate shown on page 1 of Your Policy. The interest rate charged on a policy loan will not be more than that permitted in the state in which the Policy is delivered.
Policy loan interest is due:
●
on the date of the death of the insured
●
on a policy adjustment, surrender, lapse, a policy loan transaction
●
on each policy anniversary.
Loan interest can be paid via check. If You do not pay the interest on Your loan in cash, Your policy loan will be increased and Your Actual Cash Value will be reduced by the amount of the unpaid interest. The new loan will be subject to the same rate of interest as the loan in effect.
We will also credit interest to Your Policy when there is a policy loan. Interest credits on a policy loan shall be at a rate which is not less than Your policy loan interest rate minus 1 percent per year. We allocate policy loan interest credits to Your Actual Cash Value as of the date of the death of the insured, on a policy adjustment, surrender, lapse, a policy loan transaction and on each policy anniversary. We allocate interest credits to the Guaranteed Principal Account and separate account following Your instructions for the allocation of net Premiums.
Currently, the Loan Account credits interest, as described above, at a rate which is not less than Your policy loan interest rate minus 1 percent per year. However, if the Policy has been in force for ten years or more (including the period any previous Policy was in effect if that previous Policy issued by Us was exchanged for this Policy), We will credit Your loan at a rate which is equal to the policy loan rate minus 0.25 percent per year.
Policy loans may also be used as automatic Premium loans to keep Your Policy in force if a Premium is unpaid at the end of the 31-day grace period following the Premium due date. We currently make this service available for all policy holders by default. This means if You have not paid the Premium that is due before the end of the grace period, We will make a policy loan to pay the Premium. Interest on such a policy loan is charged from the date the Premium was due. However, in order for an automatic Premium loan to occur, the amount available for a loan must be enough to pay at least a quarterly Premium. If the loan value is not enough to pay at least a quarterly Premium, Your Policy will lapse. If you do not wish to utilize an automatic Premium loan, You may contact our Designated Service Provider to review any other options Your Policy provides.
Policy Loan Repayments.  If Your Policy is in force, You may repay Your loan in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if We have not paid any of the benefits under the Policy. We may require that any loan repayment must be at least $100 unless the balance due is less than $100. We will waive this minimum loan repayment provision for loan repayments made under Our automatic payment plan where loan repayments are in an amount of at least $25.
Although we currently waive the requirement, We reserve the right to allocate loan repayments to the Guaranteed Principal Account until all loans from the Guaranteed Principal Account have been repaid. Thereafter We allocate loan repayments to the Guaranteed Principal Account or the sub-accounts of the Variable Life Account as You direct Our Designated Service Provider. In the absence of Your instructions, We will allocate loan repayments to the Guaranteed Principal Account Actual Cash Value and separate account Actual Cash Value on a Pro-rata basis, and to each sub-account in the separate account on a Pro-rata basis.
Loan repayments reduce Your Loan Account by the amount of the loan repayment.
A policy loan, whether or not it is repaid, will have a permanent effect on the Policy Value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the amount being credited on the loan, the Policy Value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the amount being credited on the loan, the Policy Value will be greater than if no loan had been made.
Lapse and Reinstatement
Lapse.  Your Policy may lapse in one of two ways: (1) if a scheduled Premium is not paid; or (2) if there is no Actual Cash Value when there is a policy loan.
As a scheduled Premium policy, Your Policy will lapse if a Premium is not paid on or before the date it is due or within the 61-day payment period. You may pay that Premium during the 61-day period immediately following the Premium due date. Your Premium payment, however, must be received by Our Designated Service Provider within the 61-day payment period. The insured’s life will continue to be insured during this 61-day period. If the insured dies during the 61-day period, We will deduct unpaid policy charges for that period from the death proceeds.
If a Policy covers an insured in a sub-standard risk class, You must continue to pay the portion of the scheduled Premium equal to the charge for such risk even if the Policy is on stop premium. As with any scheduled Premium, failure to pay the Premium for the sub-standard risk within the grace period will cause the Policy to lapse.
If scheduled Premiums are paid on or before the dates they are due or within the grace period, absent any policy loans, the Policy will remain in force even if the investment results of the sub-accounts have been so unfavorable that the Actual Cash Value has decreased to zero. However, should the Actual Cash Value decrease to zero while there is an outstanding policy loan the Policy will lapse, even if the Policy was Paid Up and all scheduled Premiums had been paid.
If the Policy lapses because not all scheduled Premiums have been paid or if a Policy with a policy loan has no Actual Cash Value, We will send You a notice of default that will indicate the payment required to keep the Policy in force on a Premium paying basis. If We do not receive the payment within 31 days after the date of mailing the notice of default, the Policy will terminate or the nonforfeiture benefits will apply. See “Avoiding Lapse” below.

If at the time of any lapse a Policy has a surrender value, that is, an amount remaining after subtracting from the Actual Cash Value all unpaid policy charges, We will use it to purchase extended term insurance. The extended term benefit is a fixed life insurance benefit calculated on (1) the 1980 Commissioners Standard Ordinary Mortality Tables with 4 percent interest for policies issued prior to October 31, 2008 and (2) the 2001 Commissioners Standard Ordinary Mortality Tables with 4 percent interest for policies issued subsequent to October 31, 2008. As an alternative to the extended term insurance, You may have the surrender value paid to You in a single sum payment, thereby terminating the Policy. We will notify You that You must request a single sum payment of Your surrender value within 62 days of the date of the first unpaid Premium, or We will apply it to purchase extended term insurance on the insured’s life.
We determine the duration of the extended term benefit by applying the surrender value of Your Policy as of the end of the grace period as a Premium to buy fixed benefit term insurance. The extended term benefit is not provided through the Variable Life Account and the death benefit will not vary during the extended term insurance period. The amount of this insurance will be equal to the face amount of Your Policy, less the amount of any policy loans at the date of lapse. During the extended term period a Policy has a surrender value equal to the reserve for the insurance coverage for the remaining extended term period. At the end of the extended term period all insurance provided by Your Policy will terminate and the Policy will have no further value.
You may arrange for automatic Premium loans to keep the Policy in force in the event that a scheduled Premium payment is not made. See “Policy Loans.”
Reinstatement.  At any time within three years from the date of lapse You may ask Us to restore Your Policy to a Premium paying status unless the Policy terminated because the surrender value has been paid, or the period of extended term insurance has expired. We will require:
(1)
Your written request to reinstate the Policy submitted to Our Designated Service Provider; and
(2)
that You submit to Our Designated Service Provider during the insured’s lifetime evidence satisfactory to Us of the insured’s insurability so that We may have time to act on the evidence during the insured’s lifetime; and
(3)
at Our option a Premium payment which is equal to all overdue Premiums with interest at a rate not to exceed 6 percent per year compounded annually and any policy loan in effect at the end of the grace period following the date of default with interest at a rate not exceeding 5 percent per year compounded annually. At the present time We do not require the payment of all overdue Premiums, or the payment of interest on reinstated loans.
Reinstating Your Policy may have adverse tax consequences. You should consult Your tax advisor before You reinstate Your Policy. See “Federal Tax Status”.
Avoiding Lapse.  If Your Policy has sufficient loan value, You can avoid a lapse due to the failure to pay a scheduled Premium with an automatic Premium loan. This option is currently enabled by default. The effect of a policy loan on Policy Values and the restrictions applicable thereto are described under “Policy Loans.” An automatic Premium loan is particularly advantageous for a Policy Owner who contemplates early repayment of the amount loaned, since it permits the Policy Owner to restore Policy Values without additional policy charges. Automatic Premium loans for the long term are generally not advantageous.
You may also avoid a lapse by adjusting Your Policy to a zero Base Premium. We call this the stop premium mode. We will determine a new plan of insurance based on the face amount and death benefit option and the assumption that no further Premiums will be paid.

The insurance coverage resulting from an adjustment to a stop premium mode is similar to the coverage available under the extended term option. Under both, the coverage is provided only for a limited period of time. There are, however, fundamental differences between the two. Extended term coverage is a fixed benefit with fixed cash values providing a guaranteed period of coverage. The stop premium mode provides variable insurance with an Actual Cash Value and, under the Protection Option, a death benefit that will vary with the Actual Cash Value. Because the Actual Cash Value continues to exist, We will continue to assess policy charges against the Actual Cash Value while the Policy is on stop premium. Moreover, if a Policy covers an insured in a sub-standard risk class, the portion of the scheduled Premium equal to the charge for such risk will continue to be payable.
There are also other differences which You should consider. In general, if You contemplate resuming Premium payments at a future date, the stop premium mode may be more desirable in that You may resume Premium payments at any time without evidence of insurability. The reinstatement option available during the extended term period requires proof of insurability and must be exercised within three years following the date of lapse.
If You do not contemplate resuming Premium payments, Your choice between permitting Your Policy to lapse and adjusting it to a stop premium mode is more complicated since the period of guaranteed coverage under the extended term option will be different from that under the stop premium mode. When You are making this decision You should ask Us what these periods are.
Taxes
Federal Tax Status
Introduction.  The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on Our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the “IRS”). We have not considered any applicable state or other tax laws.
Taxation of Minnesota Life and the Variable Life Account.  We are taxed as a “life insurance company” under the Internal Revenue Code (the “Code”). The operations of the Variable Life Account form a part of, and are taxed with, Our other business activities. Currently, We pay no federal income tax on income dividends received by the Variable Life Account or on capital gains arising from the Variable Life Account’s activities. The Variable Life Account is not taxed as a “regulated investment company” under the Code and it does not anticipate any change in that tax status.
At the present time, We make no charge to the Variable Life Account for any federal, state or local taxes that We incur that may be attributable to such Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that We determine to be properly attributable to the Variable Life Account or the Policies.
In calculating Our corporate income tax liability, We derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce Our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits result from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law for purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.
Tax Status of Policies.  Under Section 7702 of the Code, life insurance contracts such as the Policies will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied. However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, We believe that a Policy issued on a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a Policy issued on a sub-standard basis (i.e., a Premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract under Section 7702 of the Code, that Policy would not provide most of the tax advantages normally provided by a life insurance contract.
If it is subsequently determined that a Policy does not satisfy Section 7702, We may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, We reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702 of the Code.
In rare circumstances, if We receive and allocate Your Premium or Non-Repeating Premium before its due date, Your Policy will fail to qualify as life insurance. To prevent Your Policy from failing to qualify as life insurance, We will reject any portion of a Premium payment that would cause Your Policy to fail the life insurance qualification testing. If any portion of Your Premium is rejected, it will be returned to You and Our Designated Service Provider will notify You in writing.
Diversification of Investments.  Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the Variable Life Account to be “adequately diversified” in order for the certificate to be treated as a life insurance contract for federal income tax purposes. The Variable Life Account, through the Fund and the Portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Portfolio’s assets may be invested. Although the investment adviser of the Securian Funds Trust is an affiliate of Ours, We do not control the Securian Funds Trust or the investments of its Portfolios. Nonetheless, We believe that each Portfolio of the Securian Funds Trust in which the Variable Life Account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire Policy could be disqualified as a life insurance contract under the Code due to the failure of the Variable Life Account to be deemed to be “adequately diversified.”
Owner Control.  In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner’s right to allocate Premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.
The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a contract owner under the contract will not result in any contract owner being treated as the owner of the assets of the Variable Life Account. However, We do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, We reserve the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the Variable Life Account.
The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy Benefits.  On the death of the insured, We believe that the death benefit provided by the Policies will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. If You receive an accelerated benefit, that benefit may be taxable and You should seek assistance from a tax adviser. You are not currently taxed on any part of the inside build-up of cash value until You actually receive cash from the Policy. However, taxability may also be determined by Your contributions to the Policy and prior Policy activity.
Depending on the circumstances, the exchange of a Policy, the receipt of a Policy in an exchange, a change in the Policy’s death benefit option (e.g., a change from Cash Option to Protection Option), a policy loan, a partial surrender, a complete surrender, a change in ownership, a change of insured, an adjustment of the face amount, or an assignment of the Policy may have federal income tax consequences. If You are considering any such transactions, You should consult a tax adviser before effecting the transaction.
We also believe that Policy loans will be treated as indebtedness and will not be currently taxable as income to You unless Your Policy is a modified endowment contract, as described below. However, whether a modified endowment contract or not, the interest paid on Policy loans will generally not be tax deductible. There may be adverse tax consequences when a Policy with a Policy loan is lapsed or surrendered.
A complete surrender or partial surrender of the Actual Cash Values of a Policy may have tax consequences. On surrender, You will not be taxed on values received except to the extent that they exceed the gross Premiums paid under the Policy, reduced by any previously received excludable amounts (“cost basis”). An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the face amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to You in order for the Policy to continue complying with the Section 7702 definitional limits. In the latter case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy’s maturity date, if the amount received plus the amount of any Policy loan exceeds the cost basis of the Policy, the excess will generally be treated as ordinary income, subject to tax.
Modified Endowment Contracts.  It should be noted, however, that under the Code the tax treatment described above is not available for Policies characterized as modified endowment contracts. In general, policies with a high Premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that the cumulative Premiums paid on a life insurance policy during the first seven contract years not exceed the sum of the net level Premiums which would be paid under a 7-pay life policy. If those cumulative Premiums exceed the 7-pay life Premiums, the policy is a modified endowment contract.
Modified endowment contracts are still treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the inside build-up of cash value is not taxed on a yearly basis. However, any amounts You receive, such as dividends, cash withdrawals, loans and amounts received from a partial or total surrender of the Policy are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the cost basis of the Policy). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the date You attain age 59½, or is attributable to Your becoming disabled, or as part of a series of substantially equal periodic payments for Your life or the joint lives of You and Your beneficiary.
Compliance with the 7-pay test does not imply or guarantee that only seven payments will be required for the initial death benefit to be guaranteed for life. Making additional payments or reducing the benefits (for example, through a partial withdrawal, a change in death benefit option, or a scheduled reduction) may either violate the 7-pay test or reduce the amount that may be paid in the future under the 7-pay test. Further, reducing the death benefit at any time will require retroactive retesting and could result in a failure of the 7-pay test regardless of any of Our efforts to provide a payment schedule that will not violate the 7-pay test.
Any Policy received in an exchange for a modified endowment contract will be considered a modified endowment contract and will be subject to the tax treatment accorded to modified endowment contracts. Accordingly, You should consult a tax adviser before effecting an exchange of any life insurance policy.
A Policy that is not originally classified as a modified endowment contract can become so classified if there is a reduction in benefits at any time or if a material change is made in the contract at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation.
The modified endowment contract provisions of the Code apply to all policies entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a Policy that is received in exchange for a modified endowment contract. It should be noted, in addition, that a Policy which is subject to a “material change” shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustment shall be made in determining whether such a Policy meets the 7-pay test by taking into account the previously existing cash surrender value.
In rare circumstances, if We receive and allocate Your Premium before its due date, Your Policy will become a modified endowment contract. Our Designated Service Provider will apply all Premium payments as of the business day received (or the business day next following if received after market close). If a Premium payment causes Your Policy to become a modified endowment contract, We will notify You in writing.
If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year it becomes a modified endowment contract and any subsequent Policy Year will be taxed as distributions from a modified endowment contract. Distributions from a Policy within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Due to the Policy’s flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Policy Owner should contact a tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. You should also contact a tax adviser before paying any Non-Repeating Premiums or making any other change to, including an exchange of, a Policy to determine whether such Premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.
Multiple Policies.  Under the Code, all modified endowment contracts, issued by Us (or an affiliated company) to the same Policy Owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see Your own tax adviser.
Withholding.  To the extent Policy distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.
Other Taxes.  The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the Policy Owner, may have Generation-Skipping Transfer tax considerations under Section 2601 of the Code.
The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. That situation will also determine how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate inheritance, generation skipping transfer and other taxes.
In addition, while We intend for the Policy to remain in force through the insured’s age 121, the tax consequences associated with a Policy remaining in force after the insured’s 100th birthday are unclear. You should consult a tax adviser in all these circumstances.
Other Transactions.  Changing the Policy Owner may have tax consequences. Exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received, according to Section 1035(a)(1) of the Code. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a modified endowment contract. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.
Reinstatements.  You may have adverse tax consequences if You request that We reinstate Your Policy after it has terminated with no cash value or for non-payment of Premiums. For example, reinstatements that occur more than ninety days after a policy terminates with no cash value or for non-payment of Premium could automatically be classified as a MEC. You should consult Your tax advisor before You reinstate Your Policy.
Business Uses of Policy.  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if You are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, You should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.
Employer-owned Life Insurance Contracts.  The Pension Protection Act of 2006 added new section 101(j) of the Code which provides that unless certain eligibility, notice and consent requirements are satisfied and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Split Dollar Arrangements.  A tax adviser should also be consulted with respect to the 2003 split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of the Act’s effective date of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a Premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Alternative Minimum Tax.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.
Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of federal estate tax if the insured owned the Policy. If the Policy Owner was not the insured, the fair market value of the

Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death. The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require Us to deduct the tax from Your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
Tax Cuts and Jobs Act.  The Tax Cuts and Jobs Act (“TCJA”) signed into law in December 2017 establishes new exclusion amounts for transfer taxes resulting from deaths, gifts, and generation skipping transfers that occur after December 31, 2017. The estate, gift, and generation skipping transfer tax exclusion amounts established under TCJA are annually adjusted for inflation. TCJA did not change estate and gift tax rates and the new exclusion amounts are scheduled to expire in years beginning after December 31, 2025.
For 2026, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $15,000,000 and 40%, respectively.
The Code’s complexity, together with how it may affect existing estate planning, underscores the importance of seeking guidance from a qualified adviser to help ensure that Your estate plan adequately addresses Your needs and that of Your Beneficiaries under all possible scenarios.
You should understand that the foregoing description of the federal income, gift and estate tax consequences under the Policies is not exhaustive and that special rules may apply to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.
Tax Shelter Regulations.  Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.
Medicare Tax on Investment Income.  Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.
Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.
Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.
Legal Proceedings
Like other life insurance companies, We are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, We believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Life Account, the ability of Securian Financial Services, Inc. to perform its contract with the Variable Life Account, or the ability of Minnesota Life to meet its obligations under the Policies. In addition, We are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the Variable Life Account.
Financial Statements
The financial statements of the Minnesota Life Variable Life Account and Minnesota Life are contained in the Statement of Additional Information. The Statement of Additional Information is available, free of charge, from Us upon request. To request a Statement of Additional Information, call Us at 1-800-886-1190 or write to Us at: Minnesota Life, Attn: Insurance Administration Services powered by EXL, 123 Town Square PL, PMB 769, Jersey City, New Jersey 07310..
Other Policy Provisions
Beneficiary
When We receive proof satisfactory to Us of the insured’s death, We will pay the death proceeds of a Policy to the beneficiary or beneficiaries named in the application for the Policy unless the owner has changed the beneficiary. In that event, We will pay the death proceeds to the beneficiary named in the last change of beneficiary request.
If a beneficiary dies before the insured, that beneficiary’s interest in the Policy ends with that beneficiary’s death. Only beneficiaries who survive the insured will be eligible to share in the death proceeds. If no beneficiary survives the insured We will pay the death proceeds of this Policy to the owner, if living, otherwise to the owner’s estate, or, if the owner is a corporation, to it or its successor.
You may change the beneficiary designated to receive the proceeds. If You have reserved the right to change the beneficiary, You can file a written request with Our Designated Service Provider to change the beneficiary. If You have not reserved the right to change the beneficiary, the written consent of the irrevocable beneficiary will be required.
Your written request will not be effective until it is recorded by Our Designated Service Provider. After it has been so recorded, it will take effect as of the date You signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to those death proceeds We have paid before Your request was recorded in Our Designated Service Provider’s.

Payment of Proceeds
The amount payable as death proceeds upon the insured’s death will be the death benefit provided by the Policy, plus any additional insurance on the insured’s life provided by an additional benefit agreement, if any, minus any policy charges and minus any policy loans. In addition, if the Cash Option is in effect at the insured’s death, We will pay to the beneficiary any part of a paid Premium that covers the period from the end of the policy month in which the insured died to the date to which Premiums are paid. Normally, We will pay any policy proceeds within seven days after Our Designated Service Provider’s receipt of all the documents required for such a payment. Other than the death proceeds, which are determined as of the date of death of the insured, We will determine the amount of payment as of the end of the Valuation Period during which a request is received by Our Designated Service Provider.
We reserve the right to defer policy payments, including policy loans, for up to six months from the date of Your request, if such payments are based upon Policy Values which do not depend on the investment performance of the Variable Life Account. In that case, if We postpone a payment other than a policy loan payment for more than 31 days, We will pay You interest at 3 percent per year for the period beyond that time that payment is postponed. For payments based on Policy Values which do depend on the investment performance of the Variable Life Account, We may defer payment only:
(1)
for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or
(2)
when the SEC has determined that a state of emergency exists which may make such payment impractical.
If mandated under applicable law, We may be required to block a Policy Owner’s account and thereby refuse to process any request for transfer, surrender, partial surrender, policy loan or death benefit proceeds, until instructions are received from the appropriate regulator. We may also be required to provide information about You and Your account to government regulators.
Settlement Options
The proceeds of a Policy will be payable if the Policy is surrendered, or We receive proof satisfactory to Us of the insured’s death. These events must occur while the Policy is in force. In general, We will pay the proceeds at Our Designated Service Provider and in a single sum unless a settlement option has been selected. We will deduct any indebtedness and unpaid charges from the proceeds. Proof of any claim under this Policy must be submitted in writing to Our Designated Service Provider.
We will pay interest on single sum death proceeds from the date of the insured’s death until the date of payment. Interest will be at an annual rate determined by Us, but never less than 3 percent.
The proceeds of a Policy may be paid in other than a single sum and You may, during the lifetime of the insured, request that We pay the proceeds under one of the Policy’s settlement options. We may also use any other method of payment that is agreeable to both You and Us. A settlement option may be selected only if the payments are to be made to a natural person in that person’s own right, and if the periodic installment or interest payment is at least $20.
You may also choose to place the proceeds in a Minnesota Life Benefit Account until You elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to You, and You will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount You request as a transfer from Our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of Our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of Our creditors.
Each settlement option is payable in fixed amounts as described below. The payments do not vary with the investment performance of the Variable Life Account.
Option 1 — Interest Payments
We will pay interest on the proceeds at such times and for a period that is agreeable to You and Us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method We approve.
Option 2 — Payments for a Specified Period
We will make payments for a specified number of years.
Option 3 — Life Income
We will make payments monthly during the lifetime of the person who is to receive the income, terminating with the last monthly payment immediately preceding that person’s death. We may require proof of the age and gender of the annuitant.
Option 4 — Payments of a Specified Amount
We will pay a specified amount until the proceeds and interest are fully paid.
If You request a settlement option, You will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. Unless You elect otherwise, a beneficiary may select a settlement option after the insured’s death.
The minimum amount of interest We will pay under any settlement option is 3 percent per year. Additional interest earnings, if any, on deposits under a settlement option will be payable as We determine.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of Death Benefit proceeds has been triggered, but, if after a thorough search, We are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit proceeds in a timely manner, the Death Benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on Our books and records, or to Our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit proceeds (without interest) if Your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update Your Beneficiary designations, including addresses, if and as they change. Please call Our Designated Service Provider at 1-800-886-1190 between the hours of 8:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday, to make such changes.
Registration Statement
We have filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement, including the amendments and exhibits filed as a part thereof; provided, however, the prospectus does disclose all material rights and obligations under the Policy and related Agreements.. Reference is hereby made to the Statement of Additional Information and the exhibits filed as part of the registration statement for further information concerning the Variable Life Account, Minnesota Life, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

Special Terms
As used in this prospectus, the following terms have the indicated meanings:
Actual Cash Value: the value of your interest in the Variable Life Account and the value of your interest in the guaranteed principal account under a Policy. Each is valued separately. Actual cash value does not include the loan account.
Asset Credit: an amount we may contribute each month to your actual cash value in each subaccount or the guaranteed principal account. The asset credit on an annual basis equals the following amounts: (1) for policies issued using the 1980 CSO Mortality Tables, 0.40 percent of your actual cash value in each subaccount or the guaranteed principal account; and (2) for policies issued using the 2001 CSO Mortality Tables, the asset credit may range from 0.05 to 0.50 percent of your actual cash value in a subaccount or the guaranteed principal account. Payment of the asset credit will not affect the charges or expenses we take from your policy. We may discontinue the payment of asset credits at any time in our sole discretion.
Base Premium: the premium less any amount deducted from the premium for additional benefits and for sub-standard risks.
Code: the Internal Revenue Code of 1986, as amended.
Designated Service Provider: the entity and location that We designate to receive and process all customer inquiries, requests, and transactions.
Funds: the mutual funds or separate investment portfolios within series mutual funds which we have designated as an eligible investment for the Variable Life Account.
Guaranteed Principal Account: the portion of the general account of Minnesota Life which is attributable to Policies of this class, exclusive of policy loans. It is not a separate account or a division of the general account.
Loan Account: the portion of the general account attributable to policy loans under Policies of this type. The loan account balance is the sum of all outstanding loans under this Policy.
Non-Repeating Premium: a payment made to this Policy in addition to its scheduled payments.
Paid Up: the status of the Policy when its policy value is such that no further premiums are required to provide the death benefit.
Policy Owner: the owner of a Policy.
Policy Value: the actual cash value of a Policy plus any policy loan.
Policy Year: a period of one year beginning with the policy date or a policy anniversary.
Premium: a scheduled payment required for this Policy.
Pro-rata: a ratio that is derived by dividing a Policy Owner’s actual cash value in a subaccount or in the guaranteed principal account by the actual cash value of the Policy.
Valuation Date: each date on which a Fund Portfolio values its assets. Fund Portfolio assets are valued at the end of a Valuation Date (typically 3:00 p.m. Central Time).
Valuation Period: the period between the end of successive valuation dates.

Variable Life Account: a separate investment account called the Minnesota Life Variable Life Account, composed of sub-accounts. The investment experience of its assets is kept separate from our other assets.
We, Our, Us: Minnesota Life Insurance Company.
You, Your: the policy owner.

Appendix A — Portfolio Companies Available Under the Contract
The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.securian.com/fd/products. You can also request this information at no cost by calling 1-800-886-1190 or by sending an email request to mlic.life@exlservice.com.
The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 year	10 year
AB Variable Products Series Fund, Inc.
The Portfolio’s investment objective is long-term growth of capital.	International Value Portfolio – Class B Shares Investment Adviser: AllianceBernstein L.P.	1.17%	41.27%	10.19%	6.37%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Seeks capital appreciation.	Invesco V.I. International Growth Fund – Series II Shares Investment Adviser: Invesco Advisers, Inc.	1.25%[2]	15.53%	1.88%	5.34%
Long-term capital appreciation.	Invesco V.I. American Value Fund – Series II Shares Investment Adviser: Invesco Advisers, Inc.	1.14%	20.76%	17.56%	12.01%
Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund – Series II Shares Investment Adviser: Invesco Advisers, Inc.	1.00%	17.14%	15.14%	11.67%
Seeks capital appreciation and current income.	Invesco V.I. Equity and Income Fund – Series II Shares Investment Adviser: Invesco Advisers, Inc.	0.82%	12.52%	8.68%	8.64%
Seeks long-term growth of capital and income.	Invesco V.I. Growth and Income Fund – Series II Shares Investment Adviser: Invesco Advisers, Inc.	1.00%	15.30%	12.56%	10.46%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund® – Series II Shares Investment Adviser: Invesco Advisers, Inc.	1.09%	8.44%	8.07%	10.31%
Long-term growth of capital.	Invesco V.I. Small Cap Equity Fund – Series II Shares Investment Adviser: Invesco Advisers, Inc.	1.21%	7.83%	7.06%	9.28%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 year	10 year
ALPS Variable Investment Trust (Morningstar)
Seeks to provide investors with capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Shares Investment Adviser: ALPS Advisors, Inc. Subadviser: Morningstar Investment Management LLC	0.85%	20.00%	10.55%	10.36%
Seeks to provide investors with capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Shares Investment Adviser: ALPS Advisors, Inc. Subadviser: Morningstar Investment Management LLC	0.84%	14.82%	6.61%	7.25%
Seeks to provide investors with current income and preservation of capital.	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Shares Investment Adviser: ALPS Advisors, Inc. Subadviser: Morningstar Investment Management LLC	0.83%[2]	8.82%	2.19%	3.50%
Seeks to provide investors with capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio – Class II Shares Investment Adviser: ALPS Advisors, Inc. Subadviser: Morningstar Investment Management LLC	0.82%	17.91%	8.82%	9.05%
Seeks to provide investors with current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Shares Investment Adviser: ALPS Advisors, Inc. Subadviser: Morningstar Investment Management LLC	0.84%[2]	11.70%	4.43%	5.46%
American Funds Insurance Series®
The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.	Capital World Bond Fund – Class 2 Shares Investment Adviser: Capital Research and Management Company	0.73%	9.39%	-2.50%	1.23%
The fund’s investment objective is to provide long-term growth of capital.	Global Growth Fund – Class 2 Shares Investment Adviser: Capital Research and Management Company	0.65%[2]	21.62%	8.23%	12.17%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 year	10 year
The fund’s investment objective is to provide long-term growth of capital.	Global Small Capitalization Fund – Class 2 Shares Investment Adviser: Capital Research and Management Company	0.90%[2]	14.64%	0.49%	7.23%
The fund’s investment objective is to provide growth of capital.	Growth Fund – Class 2 Shares Investment Adviser: Capital Research and Management Company	0.58%	20.24%	13.37%	17.97%
The fund’s investment objectives are to achieve long-term growth of capital and income.	Growth-Income Fund – Class 2 Shares Investment Adviser: Capital Research and Management Company	0.53%	18.06%	13.90%	13.92%
The fund’s investment objective is to provide long-term growth of capital.	International Fund – Class 2 Shares Investment Adviser: Capital Research and Management Company	0.72%[2]	26.77%	3.40%	7.00%
The fund’s investment objective is long-term capital appreciation.	New World Fund® – Class 2 Shares Investment Adviser: Capital Research and Management Company	0.82%[2]	28.29%	5.33%	9.25%
The fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.	U.S. Government Securities Fund – Class 2 Shares Investment Adviser: Capital Research and Management Company	0.50%[2]	7.75%	-0.23%	1.70%
Fidelity® Variable Insurance Products Funds
Seeks reasonable income and the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).	Equity-Income Portfolio – Service Class 2 Shares Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: Other investment advisers serve as sub-advisers for the fund.	0.71%	18.75%	12.23%	11.32%
Seeks long-term growth of capital.	Mid Cap Portfolio – Service Class 2 Shares Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: Other investment advisers serve as sub-advisers for the fund.	0.80%	11.49%	9.83%	10.31%
Franklin Templeton Variable Insurance Products Trust
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund – Class 2 Shares Investment Adviser: Franklin Mutual Advisers, LLC	0.94%	11.52%	9.20%	7.53%
Seeks long-term total return.	Franklin Small Cap Value VIP Fund – Class 2 Shares Investment Adviser: Franklin Mutual Advisers, LLC	0.91%[2]	7.65%	8.86%	9.81%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 year	10 year
Seeks long-term capital growth.	Franklin Small-Mid Cap Growth VIP Fund – Class 2 Shares Investment Adviser: Franklin Advisers, Inc.	1.09%	2.52%	1.03%	9.89%
Seeks long-term capital appreciation.	Templeton Developing Markets VIP Fund – Class 2 Shares Investment Adviser: Templeton Asset Management Ltd.	1.37%	46.27%	5.46%	10.40%
Ivy Variable Insurance Portfolios
To seek to provide total return.	Nomura VIP Asset Strategy Series – Service Class Shares Investment Adviser: Nomura Management Company	0.77%[2]	16.66%	7.07%	7.84%

To seek to provide total return through a combination of capital appreciation and current income.	Nomura VIP Balanced Series – Service Class Shares Investment Adviser: Nomura Management Company	1.03%[2]	11.79%	7.85%	8.38%
To seek to provide capital growth and appreciation.	Nomura VIP Core Equity Series – Service Class Shares Investment Adviser: Nomura Management Company	0.95%[2]	15.30%	13.79%	13.78%
To seek to provide growth of capital.	Nomura VIP Global Growth Series – Service Class Shares Investment Adviser: Nomura Management Company	1.04%[2]	17.93%	9.99%	10.71%
To seek to provide total return through a combination of high current income and capital appreciation.	Nomura VIP High Income Series – Service Class Shares Investment Adviser: Nomura Management Company	0.97%	7.17%	3.73%	5.56%
To seek to provide capital growth and appreciation.	Nomura VIP International Core Equity Series– Service Class Shares Investment Adviser: Nomura Management Company	1.11%[2]	24.17%	7.83%	6.62%
To seek to provide growth of capital.	Nomura VIP Mid Cap Growth Series – Service Class Shares Investment Adviser: Nomura Management Company	1.10%[2]	1.18%	-0.08%	10.66%
To seek to provide capital growth and appreciation.	Nomura VIP Natural Resources Series – Service Class Shares Investment Adviser: Nomura Management Company	1.12%[2]	37.75%	15.73%	6.94%
To seek to provide growth of capital.	Nomura VIP Science and Technology Series – Service Class Shares Investment Adviser: Nomura Management Company	1.15%	33.36%	13.71%	17.20%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 year	10 year
To seek to provide growth of capital.	Nomura VIP Small Cap Growth Series – Service Class Shares Investment Adviser: Nomura Management Company	1.15%[2]	13.39%	2.20%	8.69%
To seek to provide capital appreciation.	Nomura VIP Smid Cap Core Series – Service Class Shares Investment Adviser: Nomura Management Company	1.19%[2]	8.39%	8.07%	9.91%
To seek to provide capital appreciation.	Nomura VIP Value Series – Service Class Shares Investment Adviser: Nomura Management Company	0.98%[2]	9.41%	9.49%	8.92%
Janus Aspen Series
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio – Service Shares Investment Adviser: Janus Henderson Investors US LLC	0.87%	14.82%	8.21%	9.86%
Seeks long-term growth of capital.	Janus Henderson Forty Portfolio – Service Shares Investment Adviser: Janus Henderson Investors US LLC	0.87%	17.86%	11.37%	15.96%
Seeks capital appreciation.	Janus Henderson Mid Cap Value Portfolio – Service Shares Investment Adviser: Janus Henderson Investors US LLC	1.08%[2]	6.29%	8.43%	8.40%
Seeks long-term growth of capital.	Janus Henderson Overseas Portfolio – Service Shares Investment Adviser: Janus Henderson Investors US LLC	0.96%	28.58%	9.17%	8.97%
Lincoln Variable Insurance Products Trust
Seeks capital growth in common stocks. Income is a secondary objective.	LVIP American Century Disciplined Core Value - Service Class Shares Investment Adviser: Lincoln Financial Investments Corporation Subadviser: American Century Investment Management, Inc.	0.96%[2]	14.56%	8.51%	10.12%
Seeks capital growth.	LVIP American Century Inflation Protection - Service Class Shares Investment Adviser: Lincoln Financial Investments Corporation Subadviser: American Century Investment Management, Inc.	0.72%[2]	6.33%	0.62%	2.61%
MFS® Variable Insurance Trust
To seek capital appreciation.	MFS® Mid Cap Growth Series – Service Class Investment Adviser: Massachusetts Financial Services Company	1.06%[2]	3.40%	3.03%	11.32%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 year	10 year
MFS® Variable Insurance Trust II
To seek capital appreciation.	MFS® International Intrinsic Value Portfolio – Service Class Investment Adviser: Massachusetts Financial Services Company	1.14%[2]	32.96%	7.02%	9.68%
Morgan Stanley Variable Insurance Fund, Inc.
Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Emerging Markets Equity Portfolio – Class II Shares Investment Adviser: Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Company	1.30%[2]	32.90%	4.32%	7.21%
Neuberger Berman Advisers Management Trust
The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Quality Equity Portfolio – Class S Shares Investment Adviser: Neuberger Berman Investment Advisers LLC	1.12%	13.43%	12.54%	12.66%
PIMCO Variable Insurance Trust
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Low Duration Portfolio – Advisor Class Shares Investment Adviser: Pacific Investment Management Company LLC (“PIMCO”)	0.76%	5.42%	1.47%	1.69%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio – Advisor Class Shares Investment Adviser: Pacific Investment Management Company LLC (“PIMCO”)	0.83%	8.78%	-0.08%	2.26%
Putnam Variable Trust
Seeks capital appreciation.	Putnam VT International Equity Fund – Class IB Shares Investment Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc.	1.06%	37.68%	9.28%	8.12%
Seeks capital appreciation.	Putnam VT Large Cap Growth Fund – Class IB Shares Investment Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc.	0.88%	14.34%	13.44%	17.66%
Seeks capital growth and current income.	Putnam VT Large Cap Value Fund – Class IB Shares Investment Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc.	0.79%	20.35%	15.38%	13.30%
Seeks long-term capital appreciation.	Putnam VT Sustainable Leaders Fund – Class IB Shares Investment Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc.	0.88%	10.69%	10.34%	14.69%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 year	10 year
Securian Funds Trust
Seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.	SFT Core Bond Fund – Class 2 Shares Investment Adviser: Metropolitan West Asset Management, LLC (MetWest)	0.80%	7.40%	-0.47%	2.10%
Seeks to provide growth of capital.	SFT Macquarie Growth Fund (Formerly SFT Delaware IvySM Growth Fund) Investment Adviser: Securian Asset Management, Inc. Subadviser: Nomura Management Company	0.96%	8.72%	12.03%	15.42%
Seeks to provide growth of capital.	SFT Macquarie Small Cap Growth Fund (Formerly SFT Delaware IvySM Small Cap Growth Fund) Investment Adviser: Securian Asset Management, Inc. Subadviser: Nomura Management Company	1.34%	13.13%	2.17%	10.58%
Seeks maximum current income to the extent consistent with liquidity and the preservation of capital.+	SFT Government Money Market Fund Investment Adviser: Securian Asset Management, Inc.	0.66%	3.63%	2.75%	1.67%
Seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor’s 400 MidCap Index (the S&P 400).	SFT Index 400 Mid-Cap Fund – Class 2 Shares Investment Adviser: Securian Asset Management, Inc.	0.57%	6.87%	8.46%	10.08%
Seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500).	SFT Index 500 Fund – Class 2 Shares Investment Adviser: Securian Asset Management, Inc.	0.42%	17.29%	13.88%	14.29%
Seeks above average income and long-term growth of capital.	SFT Real Estate Securities Fund – Class 2 Shares Investment Adviser: Cohen & Steers	1.24%	2.16%	5.21%	4.97%
Seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	SFT T. Rowe Price Value Fund Investment Adviser: Securian Asset Management, Inc. Subadviser: T. Rowe Price Associates, Inc.	1.01%	11.80%	10.36%	10.38%
Seeks growth of capital.	SFT Wellington Core Equity Fund – Class 2 Shares Investment Adviser: Securian Asset Management, Inc. Subadviser: Wellington Management Company LLP	1.03%	13.89%	11.39%	12.87%
1
Current Expenses are each Fund's total annual operating expenses.

2
This Fund's Current Expenses reflect a temporary expense reimbursement or fee waiver arrangements that are in place and reported in the Fund's prospectus.
+
Although the SFT Government Money Market Fund seeks to preserve its net asset value at $1.00, per share, it cannot guarantee it will do so. An investment in the SFT Government Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. The SFT Government Money Market Fund’s sponsor has no legal obligation to provide financial support to the Fund, and You should not expect that the sponsor will provide financial support to the SFT Government Money Market Fund at any time. In addition, because of expenses incurred by sub-accounts in the Variable Life Account, during extended periods of low interest rates, the yield of the sub-account that invests in the SFT Government Money Market Fund may become extremely low and possibly negative.

Appendix B
Example of Sales Charge and Additional Face Amount Charge Computation
As an example of the method We use to compute sales charge and additional face amount charge, assume a protection plan of insurance guaranteeing coverage for 20 years. This plan results from an annual Base Premium of $2,000, a face amount of $100,000 and the Cash Option. As Base Premiums are paid in the first year, We assess the sales charge of 44 percent or $880. In addition, We assess an additional face amount charge of $5 per thousand of face amount or $500.
Using the example above, the sales charge each month is $73.33. After nine months, We have collected $660 and the uncollected sales charge is $220. Suppose that there is an adjustment at this point that increases the Premium from $2,000 to $3,000. The increased Premium will be assessed a sales charge of 44 percent, or $440. This will be added to the uncollected sales charge of $220. The total sales charge of $660 will be collected in the 12 months following the adjustment, at $55 per month.
Alternatively, suppose that the adjustment after nine months decreases the Premium from $2,000 to $1,000. The uncollected sales charge of $220 will be reduced in the same proportion as the Base Premium, 50 percent, to $110, and this sales charge will be collected in the 12 months following the adjustment at $27.50 per month.
The additional face amount charge will also be recalculated if an adjustment occurs during a period in which it is being collected. Again, using Our example, suppose there is an adjustment after nine months; the uncollected additional face amount charge is $125. If the adjustment results in a face amount increase of $100,000, the new additional face amount charge of $500 will be added to the uncollected charge of $125, and the total of $625 will be collected in the 12 months following the adjustment. If the adjustment results in a decrease in face amount, no reduction in the uncollected portion of the additional face amount charge is made. So the remaining $125 will be collected in the 12 months following the adjustment at $10.42 per month.
B-1

(This page intentionally left blank)

Statement of Additional Information
A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Life Account and the variable life policy is available without charge from Us at Your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, You may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from Us. To request a Statement of Additional Information, a personalized illustration or any information about Your Policy call Us at 1-800-886-1190 or write to Us at: Minnesota Life, Attn: Insurance Administration Services powered by EXL, 123 Town Square PL, PMB 769, Jersey City, NJ 07310.
Information about Life Variable Life Account (including the Statement of Additional Information) can be reviewed at the SEC’s website, www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also call the SEC at 1-202-551-8090.
The table of contents for the Statement of Additional Information is as follows:
General Information and History
Services
Additional Information
Underwriters
Additional Information About Charges
Illustrations
Financial Statements
Other Information

Contract (Class) Identification No.C000004526
C-1

PART B
INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

MINNESOTA LIFE VARIABLE LIFE ACCOUNT
(Exact Name of Registrant)
Minnesota Life Insurance Company
(Name of Depositor)
400 Robert Street North
Saint Paul, Minnesota 55101
(Address of Depositor's Principal Executive Offices)
1-651-665-3500
(Depositor's Telephone Number, including Area Code)
Renee D. Montz, Esq.
Senior Vice President, General Counsel and Secretary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098
(Name and Address of Agent for Service)
Statement of Additional Information
The date of this document and the prospectus is: May 1, 2026
This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the Funds’ current prospectuses, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-886-1190, or writing to Minnesota Life at Attn: Insurance Administration Services powered by EXL, 123 Town Square PL, PMB 769, Jersey City, NJ 07310. Defined terms as used in the prospectus and the Policy are incorporated into this Statement of Additional Information.
Table of Contents
General Information and History
Services
Additional Information
Underwriters
Additional Information About Charges
Illustrations
Financial Statements
Other Information
VAL Horizon

General Information and History
We are Minnesota Life Insurance Company (“Minnesota Life”), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company (“Minnesota Mutual”), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named “Minnesota Life Insurance Company.” All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named “Securian Financial Group, Inc.,” which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named “Securian Holding Company”, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.
Our principal place of business is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico.
On October 21, 1985, Our Board of Trustees established a separate account, called the Minnesota Life Variable Life Account (“Variable Life Account”), in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a “unit investment trust” with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”). Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a “separate account” under the federal securities laws.
We are the legal owner of the assets in the Variable Life Account. The obligations to Policy Owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus Our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which We may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of Our General Account and of any other separate account which We may have established or may later establish.
The Variable Life Account currently has multiple sub-accounts to which You may allocate Premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.
Services
Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Additional accounting and administrative services are performed by State Street Bank
VAL Horizon

and Trust Company (“State Street”), which includes overnight calculation of Unit Value amounts. Minnesota Life oversees State Street’s performance of these services. State Street provides Minnesota Life with monthly invoices detailing each service provided and agreed upon transaction charges for each specific service. State Street’s principal business address is located at 801 Pennsylvania Avenue, Kansas City, Missouri, 64105.
The day-to-day administration of this policy is handled by S. USA Life Insurance Company (a member of Prosperity Life Group) who contracted with EXL Technology Solutions to perform the servicing on its behalf. This includes the receipt and processing of transactions such as premium payments, loans, policy adjustments, and the processing of death claims.
Additional Information
Assignment.  The Policy may be assigned. The assignment must be in writing and filed with the Designated Service Provider. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee’s interest and the extent of the assignment.
Misstatement of Age.  If the insured’s age has been misstated, We will adjust the amount of proceeds payable under the Policy to reflect cost of insurance charges based upon the insured’s correct age.
Incontestability.  After a Policy has been in force during the insured’s lifetime for two years from the original policy date, We may not contest the Policy, except for fraud or for nonpayment of Premium. However, if there has been a face amount increase for which We required evidence of insurability, We may contest that increase for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the increase.
Suicide.  If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, Our liability will be limited to an amount equal to the Premiums paid for the Policy. If there has been a face amount increase for which We required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, Our liability with respect to the increase will be limited to an amount equal to the Premiums paid for such increase.
Dividends.  Each year, if Your Policy is a participating policy, We will determine if Your Policy will share in Our surplus. We call Your share of this participation a dividend. We do not anticipate that dividends will be declared with respect to these Policies.
Dividends, if received, may be added to Your Actual Cash Value or, if You so elect, they may be paid in cash.
We will allocate any dividend applied to Actual Cash Value to the Guaranteed Principal Account or to the sub-accounts of the separate account in accordance with Your instructions for new Premiums. In the absence of instruction, We will allocate dividends to the Guaranteed Principal Account Actual Cash Value and separate account Actual Cash Value in the same proportion that
VAL Horizon

those Actual Cash Values bear to each other and, as to the Actual Cash Value in the separate account, to each sub-account in the proportion that the Actual Cash Value in such sub-account bears to Your Actual Cash Value in all of the sub-accounts.
Reports.  At least once each year We will send You a report. This report will include the Actual Cash Value, the face amount and the variable death benefit as of the date of the report. It will also show the Premiums paid during the Policy Year, policy loan activity and the Policy Value. We will send the report to You without cost. The information in the report will be current as of a date within two months of its mailing.
Underwriters
The Policies were sold on a continuous offering. On August 9, 2023, Securian Financial Services, Inc. (“Securian Financial”) closed on the previously announced sale of its retail wealth management business to Cetera Financial Group, Inc. Upon the closing of the transaction, the substantial majority of registered representatives of Securian Financial, each of whom was also an insurance agent of Minnesota Life, became registered representatives of Cetera Advisor Networks LLC (“Cetera Advisor Networks”). Prior to the closing of the transaction, Securian Financial and other authorized broker-dealers sold Policies through their registered representatives, each of whom was also an insurance agent appointed by Minnesota Life. As of August 10, 2023, the Policies are not available for servicing through Securian Financial registered representatives and are only available for servicing by registered representatives of Cetera Advisor Networks, through their registered representatives who are also insurance agents appointed by Minnesota Life. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota.
Compensation.  As of August 10, 2023, and as described above, We pay compensation to unaffiliated broker-dealers for the sale of the Policies. The compensation that we pay to these broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we previously paid with respect to sales made by registered representatives of Securian Financial. Unaffiliated broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.
Amounts paid by Minnesota Life to the underwriters of the Policies during 2025, 2024, and 2023 were $5,678,084, $5,164,252, and $4,895,446, , respectively, which include amounts paid for other contracts issued through the Variable Life Account.
VAL Horizon

Additional Information About Charges
a) Sales Load
The sales load consists of a deduction from each Premium of a 6 percent Premium Charge and it may also include a first year Sales Charge deduction not to exceed 44 percent. The first year Sales Charge will apply only to Base Premium, scheduled to be paid in the 12-month period following the policy date, or any policy adjustment involving an increase in Base Premium or any policy adjustment occurring during a period when a first year sales load is being assessed.
b) Special Purchase Plans
We will waive or modify certain charges assessed against Base Premiums in situations where Our existing life insurance Policy Owners wish to exchange their policies for the Policies described in the prospectus. In those situations, We will not assess any charges except for the administrative charge to the existing cash values at the time they are transferred to the Policy. Following the exchange, Premium payments will not be subject to a first year Sales Charge or Additional Face Amount Charge on the existing face amount, unless evidence of insurability was required for the exchange.
c) Underwriting Procedures
We require proof of insurability for policy issue and all adjustments resulting in an increase in face amount or other changes that result in an increase in the net amount at risk in the Policy. Proof of insurability and classification for cost of insurance charges are determined by Our underwriting rules and procedures which utilize factors such as age sex, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued in exchange for existing policies, for Policies issued as a result of conversion from existing Policies, for Policies issued as part of a small group case or face amount increases pursuant to an additional benefit agreement.
For policies issued prior to October 31, 2008, the basis for the mortality charges guaranteed in the Policies are determined by the sex, tobacco habits, and age of each insured and are based on the 1980 CSO sex and smoker distinct age nearest birthday mortality tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 1980 CSO Unisex Table B.
For policies issued after October 31, 2008, the basis for the mortality charges guaranteed in the Policies are determined by the sex, tobacco habits, and age of each insured and are based on the 2001 CSO sex and smoker distinct age nearest birthday mortality tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 2001 CSO Unisex Table B.
VAL Horizon

d) Increases in Face Amount
An Increase in Face Amount is a policy adjustment and is subject to a $25 transaction charge. An Increase in Face Amount is also subject to an Additional Face Amount Charge not to exceed $5 per $1,000 of face amount of increase. This charge is made against Premiums in the 12 months following the policy adjustment.
Illustrations
Personalized illustrations provide You with a hypothetical projection of future Policy Values based upon Your age, sex, risk class, Premiums paid and death benefit chosen. You may obtain personalized illustrations from Your advisor showing how a policy might perform based upon different assumptions.
Financial Statements
The financial statements and supplementary schedules of Minnesota Life Insurance Company (the Company) as of December 31, 2025 and 2024, and for each of the years in the three-year period ended December 31, 2025, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report on the financial statements and supplementary schedules of the Company states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Minnesota Department of Commerce (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the Company’s financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices.
The statement of assets, liabilities, and policy owners’ equity of Minnesota Life Variable Life Account as of December 31, 2025, the related statement of operations for the year then ended, and the statements of changes in the net assets for each of the years in the two-year period then ended, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
As of the date of this Statement of Additional Information, Minnesota Life Insurance Company and Minnesota Life Variable Life Account engage KPMG LLP, as their independent registered public accounting firm.
Other Information
A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this
VAL Horizon

Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed. The December 31, 2025 financial statements of the Separate Account and the December 31, 2025 financial statements of the Company are incorporated into this SAI by reference to the Separate Account's most recent Form N-VPFS https://www.sec.gov/Archives/edgar/data/789535/ 000119312526152664/d100353dnvpfs.htm filed with the SEC.
VAL Horizon

PART C: OTHER INFORMATION
Item 30. Exhibits
The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.
Item 31. Directors and Officers of the Minnesota Life Insurance Company
Name and Principal Business Address	Position and Offices with Minnesota Life
Erich J. Axmacher Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President, Corporate Compliance Officer and Chief Privacy Officer
Matthew J. Bauler Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Affinity Solutions
Peter G. Berlute Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President and Chief Financial Officer
Patrick J. Boyd Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Enterprise Business Development
Mary K. Brainerd 1823 Park Avenue Mahtomedi, MN 55115	Director
Emily S. Carlson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Actuary – CFO IRS
Nicole R. Carlson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Enterprise Consulting and Project Management
Kimberly K. Carpenter Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – CCO Individual Solutions
Paul F. Casey Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Chief Audit Executive
Heidi R. Christopherson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Enterprise Technology
Ferenc Csatlos Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Operations

Name and Principal Business Address	Position and Offices with Minnesota Life
Jay D. Debertin CHS Inc. 5500 Cenex Drive Inver Grove Heights, MN 55077	Director
Robert J. Ehren Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President
Kristin M. Ferguson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Individual Solutions
Benjamin G. S. Fowke III Chairman, President and CEO Xcel Energy, Inc. 414 Nicollet Mall, 401-9 Minneapolis, MN 55401	Director
Kristi L. Fox Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President and Chief Administrative Officer
James Fuller Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Law
Siddharth S. Gandhi Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President – Employee Benefit Solutions
Sara H. Gavin President, North America Weber Shandwick 510 Marquette Avenue 13F Minneapolis, MN 55402	Director
Mark J. Geldernick Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Affinity Solutions
Eric B. Goodman 101 North 7th Street Suite 202 Louisville, KY 40202	Director
Rebecca Hagen Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Human Resources
Darrin Hebert Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Chief Information Officer

Name and Principal Business Address	Position and Offices with Minnesota Life
Christopher M. Hilger Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director, Chairman of the Board, President and CEO
Suzette Huovinen Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President – Enterprise Capital and Risk Management & President Securian Asset Management
Darryl R. Jackson Hendrick Automotive Group Suite 100 6000 Monroe Road Charlotte, NC 28212	Director
Lydia Jilek Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Voluntary Benefits
Elizabeth Johnson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Affinity Solutions
Jacob D. Jones Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Actuary – Business Services
D. Bryan Jordan First Horizon Corporation 165 Madison Avenue Memphis, TN 38103	Director
Sara Kaufman Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Actuary – CFO Individual Solutions
James Patrick Kolar 1877 Calusa Ct. Marco Island, FL 34145	Director
Jill E. Kuykendall Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Chief AI Officer
Jennifer Lastine Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Technology Infrastructure and Enterprise Solutions
Brent Lesmeister Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Distribution and Relationship Management, Group Benefits

Name and Principal Business Address	Position and Offices with Minnesota Life
Stephanie A.J. Lundquist Cargill, Inc. 15407 McGinty Road West Wayzata, MN 55391	Director
Ann McGarry Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Chief Marketing Officer
Renee D. Montz Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director, Attorney-in-Fact, Senior Vice President, General Counsel and Secretary
Susan M. Munson-Regala Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President and Actuary – CFO Group Benefits
Ted J. Nistler Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Treasurer
Karen Oberle Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Total Rewards
Marnie Overman Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Group Benefits
Christopher B. Owens Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Individual Solutions Distribution
Meagan M. Phillips Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Chief Risk Officer, Enterprise Risk Management
Daniel P. Preiner Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Law
Jamie Proman Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Strategy & Chief of Staff to CEO
Susan Mae Reibel 4 Beach Ridge Lane Kincardine, Ontario, Canada N2Z2X6	Director
Jonathan C. Seaberg Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Chief Administrative Office (CAO), Finance

Name and Principal Business Address	Position and Offices with Minnesota Life
David A. Seidel Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Affinity Solutions
Elizabeth A. Simermeyer Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director
Ross Stedman Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Business Services
Kyle Strese Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Actuary, Group National Account Underwriting
Elias J. Vogen Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Business Operations Employee Benefits Solutions
John A. Yaggy Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President, Controller and Chief Accounting Officer
Item 32. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Life Account
Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:
Securian Holding Company (Delaware)
Wholly-owned subsidiaries of Securian Holding Company:
Robert Street Property Management, Inc.
Securian Financial Group, Inc. (Delaware)
Wholly-owned subsidiaries of Securian Financial Group, Inc.:
1880 Reinsurance Company (Vermont)
Lowertown Capital, LLC (Delaware)
Minnesota Life Insurance Company
Ochs, Inc.
Securian Asset Management, Inc.
Securian Casualty Company
Securian Financial Services, Inc.
Keystone Reinsurance SPC (Cayman Islands)
Securian Reinsurance Company Ltd. (Bermuda)
Securian Ventures, Inc.
Securian Holding Company Canada, Inc. (British Columbia, Canada)
Wholly-owned subsidiaries of Minnesota Life Insurance Company:
Allied Solutions, LLC (Indiana)
Marketview Properties, LLC
Marketview Properties II, LLC
Marketview Properties III, LLC
Marketview Properties IV, LLC
Oakleaf Service Corporation

Securian AAM Holdings, LLC (Delaware)
Securian Life Insurance Company
Majority-owned subsidiary of Allied Solutions, LLC (Indiana):
Allied Dispatch Solutions, LLC (Delaware)
Vero, LLC (Delaware)
Majority-owned subsidiary of Securian AAM Holdings, LLC (Delaware):
Asset Allocation & Management Company, L.L.C. (Delaware)
Wholly-owned subsidiaries of Allied Dispatch Solutions, LLC (Delaware):
Dominion Automobile Association (2004) Limited (Ontario, Canada)
Auto Club of America, Corp. (Oklahoma)
Auto Help Line of America, Inc. (Oklahoma)
Wholly-owned subsidiary of Securian Casualty Company
Securian Specialty Lines, Inc.
Wholly-owned subsidiary of Securian Holding Company Canada, Inc. (British Columbia, Canada):
Securian Canada, Inc. (British Columbia, Canada)
Wholly-owned subsidiaries of Securian Canada, Inc. (British Columbia, Canada):
Armour Group Inc. (Ontario, Canada)
Canadian Premier General Insurance Company (Ontario, Canada)
Canadian Premier Life Insurance Company (British Columbia, Canada))
Wholly-owned subsidiaries of Armour Group, Inc. (Ontario, Candada):
Integrated Warranty Services Inc. (Ontario, Canada)
Premium Services Group Inc. (Ontario, Canada)
VA Insurance Services Inc. (Ontario, Canada)
Vehicle Armour Inc. (Ontario, Canada)
Loan Armour Insurance Solutions, Inc. (Ontario, Canada)
1001149900 Ontario Inc. (Ontario, Canada)
Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance Company:
Securian Funds Trust
Majority-owned subsidiaries of Securian Financial Group, Inc.:
Empyrean Holding Company, Inc. (Delaware)
Wholly-owned subsidiary of Empyrean Holding Company, Inc. (Delaware):
Empyrean Benefit Solutions, Inc. (Delaware)
Wholly-owned subsidiaries of Empyrean Benefit Solutions, Inc. (Delaware):
Empyrean Insurance Services, Inc. (Texas)
Unless indicated otherwise parenthetically, each of the above entities is organized under Minnesota law.
Item 33. Indemnification
The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys’ fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.
Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.
Insofar as indemnification for liability arising under the Securities Act of 1933 (”the Act”) may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and the Minnesota Life Variable Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and the Minnesota Life Variable Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and the Minnesota Life Variable Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and the Minnesota Life Variable Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and the Minnesota Life Variable Life Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a)
Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:
Variable Fund D
Variable Annuity Account
Minnesota Life Variable Life Account
Minnesota Life Individual Variable Universal Life Account
Minnesota Life Variable Universal Life Account
Securian Life Variable Universal Life Account
(b)
The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:
Name and Principal Business Address	Positions and Offices with Underwriter
Kimberly K. Carpenter Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Chief Executive Officer, President and Director
Kristin M. Ferguson Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President, Chief Financial Officer, Treasurer, FINOP, Principal Operations Officer and Director
Renee D. Montz Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Director
Caleb Nicholson Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Secretary

Name and Principal Business Address	Positions and Offices with Underwriter
Jessica Parrucci Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer
(c)
All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Securian Financial Services, Inc.	$5,678,084	—	—	—
Item 35.  Location of Accounts and Records
The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.
Item 36.  Management Services
None.
Item 37.  Fee Representation
Minnesota Life Insurance Company hereby represents that, as to the variable life insurance policies which are the subject of this Registration Statement, File No. 333-96383, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul and the State of Minnesota, on the 28th day of April, 2026.
MINNESOTA LIFE VARIABLE LIFE ACCOUNT
(Registrant)
By: MINNESOTA LIFE INSURANCE COMPANY
(Depositor)
By /s/ Christopher M. Hilger

Christopher M. Hilger
Chairman of the Board,
President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933 (and the Investment Company Act of 1940), the Depositor, Minnesota
Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul and the State of Minnesota, on the 28th day of April, 2026.
MINNESOTA LIFE INSURANCE COMPANY
(Depositor)
By /s/ Christopher M. Hilger

Christopher M. Hilger
Chairman of the Board,
President and Chief Executive Officer
As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the dates indicated.
Signature	Title	Date
/s/ Christopher M. Hilger Christopher M. Hilger	Chairman of the Board, President and Chief Executive Officer	April 28, 2026
* Peter G. Berlute	Director	April 28, 2026
* Mary K. Brainerd	Director	April 28, 2026
* Robert J. Ehren	Director	April 28, 2026
* Benjamin G.S. Fowke III	Director	April 28, 2026
* Sara H. Gavin	Director	April 28, 2026
* Eric B. Goodman	Director	April 28, 2026

Signature	Title	Date
* D. Bryan Jordan	Director	April 28, 2026
* James P. Kolar	Director	April 28, 2026
* Stephanie A.J. Lundquist	Director	April 28, 2026
* Renee D. Montz	Director	April 28, 2026
* Susan M. Reibel	Director	April 28, 2026
/s/ Peter G. Berlute Peter G. Berlute	Executive Vice President and Chief Financial Officer (chief financial officer)	April 28, 2026
/s/ John A. Yaggy John A. Yaggy	Vice President and Controller (chief accounting officer)	April 28, 2026
/s/ Ted J. Nistler Ted J. Nistler	Second Vice President and Treasurer (treasurer)	April 28, 2026
/s/ Renee D. Montz Renee D. Montz	Director, Attorney-in-Fact, Senior Vice President, General Counsel and Secretary	April 28, 2026
* Pursuant to power of attorney dated April 14, 2026, a copy of which is filed herewith.

EXHIBIT INDEX
Exhibit Number	Description of Exhibit
30 (a)
Resolution of the Board of Trustees of The Minnesota Mutual Life Insurance Company dated
October 21, 1985, previously filed as Exhibit 26(a) to Minnesota Life Variable Life Account’s Form
N-6, File Number 333-120704, Initial Registration Statement, on November 23, 2004, is hereby incorporated by reference.

30 (b)	Not Applicable.
30 (c) (1)
The Amended and Restated Distribution Agreement between Minnesota Life Insurance Company and
Securian Financial Services, Inc., previously filed on April 27, 2009, as exhibit 24(c)(3) to Registrant’s
Form N-4, File Number 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

30 (c) (2)
Agent and General Agent Sales Agreements, previously filed as Exhibit 27(c)(3) to Minnesota Life
Variable Life Account’s Form N-6, File Number 333-109853, Post-Effective Amendment Number 1, on
April 23, 2004, is hereby incorporated by reference.

30 (d) (1)	Variable Adjustable Life Insurance Policy, form 99-680, previously filed as Exhibit A(5)(a) to Registrant’s Form S-6, File Number 333-96383, on February 8, 2000, is hereby incorporated by reference.
30 (d) (2)	Family Term Agreement-Children, form 99-904, previously filed as exhibit A(5)(b) to Registrant’s Form S-6, File Number 333-96383, on February 8, 2000, is hereby incorporated by reference.
30 (d) (3)	Exchange of Insureds Agreement, form 99-914, previously filed as exhibit A(5)(c) to Registrant’s Form S-6, File Number 333-96383, on February 8, 2000, is hereby incorporated by reference.
30 (d) (4)	Inflation Agreement, form 99-916, previously filed as exhibit A(5)(d) to Registrant’s Form S-6, File Number 333-96383, on February 8, 2000, is hereby incorporated by reference.
30 (d) (5)	Waiver of Premium Agreement, form 99-917, previously filed as exhibit A(5)(e) to Registrant’s Form S-6, File Number 333-96383, on February 8, 2000, is hereby incorporated by reference.
30 (d) (6)	Business Continuation Agreement, form 99-929, previously filed as exhibit A(5)(f) to Registrant’s Form S-6, File Number 333-96383, on February 8, 2000, is hereby incorporated by reference.
30 (d) (7)
Accelerated Benefit Agreement, form 99-931, previously filed as exhibit A(5)(g) to Registrant’s Form
S-6, File Number 333-96383, Pre-Effective Amendment Number 1, on May 31, 2000, is hereby incorporated by reference.

30 (d) (8)	Early Values Agreement, form 99-939, previously filed as Exhibit A(5)(h) to Registrant's Form S-6, File Number 333-96383, on February 8, 2000, is hereby incorporated by reference.
30 (d) (9)	Short Term Agreement, form 99-324, previously filed as Exhibit A(5)(i) to Registrant's Form S-6, File Number 33-96383, on February 8, 2000, is hereby incorporated by reference.
30 (d) (10)
Face Amount Increase Agreement, form MHC-86-915, previously filed as Exhibit A(5)(h) to Registrant’s
Form S-6, File Number 33-3233, Post-Effective Amendment Number 14, on March 4, 1999, is hereby incorporated by reference.

30 (d) (11)
Amendment to change 1980 CSO to 2001 CSO, form E1512 CSO 2001, previously filed as Exhibit
26(d)(11) to the Registrant's Form N-6, File Number 333-96383, Post-Effective Amendment Number 13,
on February 27, 2009, is hereby incorporated by reference.

30 (e) (1)
Application Part 1 - New Issue, form ICC16-59410 1-2016, previously filed on April 25, 2017 as exhibit
26(e)(1) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number
333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (e) (2)
Application Part 3 - New Issue - Agreement and Authorization, form ICC16-59536 12-2015, previously filed on April 25, 2017 as exhibit 26(e)(2) to Minnesota Life Individual Variable Universal Life
Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.

30 (e) (3)
Policy Change Application Part 3 (Underwriting) - Agreements and Authorizations, form ICC17-59534
4-2017, previously filed on April 26, 2018 as exhibit 26(e)(3) to Minnesota Life Individual Variable
Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 12,
is hereby incorporated by reference.

30 (e) (4)
Policy Change Application - No Underwriting Required, form ICC16-59537 6-2016, previously filed on
April 25, 2017 as exhibit 26(e)(4) to Minnesota Life Individual Variable Universal Life Account’s Form
N-6, File Number 333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.

30 (e) (5)
Policy Change Application Part 1 - Underwriting Required, form ICC16-59538 1-2016, previously filed on April 25, 2017 as exhibit 26(e)(5) to Minnesota Life Individual Variable Universal Life Account’s
Form N-6, File Number 333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.

30 (e) (6)
Guaranteed & Simplified Issue Application, form F.58241 9-2002, previously filed as Exhibit 27(e)(8) to the Registrant's Form N-6, File Number 333-96383, Post-Effective Amendment Number 3, on
February 27, 2003, is hereby incorporated by reference.

30 (e) (7)
Guaranteed & Simplified Issue Application Census, form F.58242 9-2002, previously filed as Exhibit
27(e)(9) to the Registrant's Form N-6, File Number 333-96383, Post-Effective Amendment Number 3,
on February 27, 2003, is hereby incorporated by reference.

30 (e) (8)
Simplified Issue Proposed Insured Information, form F.58243 9-2002, previously filed as Exhibit
27(e)(10) to the Registrant's Form N-6, File Number 333-96383, Post-Effective Amendment Number 3,
on February 27, 2003, is hereby incorporated by reference.

30 (e) (9)
Guaranteed Issue Proposed Insured Information, form F.58244 9-2002, previously filed as Exhibit
27(e)(11) to the Registrant's Form N-6, File Number 333-96383, Post-Effective Amendment Number 3,
on February 27, 2003, is hereby incorporated by reference.

30 (e) (10)
Application Part 2, form F59572 Rev 1-2014, previously filed on February 27, 2015 as exhibit 26(e)(6)
to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590,
Post-Effective Amendment Number 6, is hereby incorporated by reference.

30 (e) (11)
Application Part 2, form F59573 1-2014, previously filed on February 27, 2015 as exhibit 26(e)(7) to
Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590,
Post-Effective Amendment Number 6, is hereby incorporated by reference.

30 (e) (12)
Application Part 2, form ICC 12-59573-T 1-2012, previously filed as exhibit 26(e)(8) to Minnesota Life
Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective
Amendment Number 1, on February 27, 2013, is hereby incorporated by reference.

30 (e) (13)
Variable Adjustable Life Allocation Options, form F72225 Rev 9-2024, previously filed as exhibit 30 (e)
(13) to Minnesota Life Variable Life Account’s Form N-6, File Number 333-963383, Post-Effective
Amendment Number 36, on April 28, 2025, is hereby incorporated by reference.

30 (e) (14)
Application 1A, New Issue (eApp), form ICC16-72540 7-2016, previously filed on April 25, 2017 as
Exhibit 26(e)(8) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number
333-144604, Post-Effective Amendment Number 28, is hereby incorporated by reference.

30 (e) (15)
Application 1B, New Issue (eApp), form ICC16-72541 7-2016, previously filed on April 25, 2017 as
Exhibit 26(e)(9) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number
333-144604, Post-Effective Amendment Number 28, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (e) (16)
Proposed Insured Juvenile Information for Ages 0-17, form ICC16-84732 7-2016, previously filed on
April 25, 2017 as Exhibit 26(e)(10) to Minnesota Life Individual Variable Universal Life Account's
Form N-6, File Number 333-144604, Post-Effective Amendment Number 28, is hereby incorporated by reference.

30 (e) (17)
Variable Adjustable Life Telephone Transaction Request form F44136 Rev 5-2023, previously filed on
April 27, 2023 as exhibit 30 (e) (17) to Minnesota Life Variable Life Account’s Form N-6, File Number
333-96383, Post-Effective Amendment Number 34, is hereby incorporated by reference.

30 (f) (1)	Restated Certificate of Incorporation of the Depositor, previously filed as Exhibit A(6)(a) to Registrant’s Form S-6, File Number 333-96383, on February 8, 2000, is hereby incorporated by reference.
30 (f) (2)
Bylaws of the Depositor, previously filed as Exhibit 26(f)(2) to Minnesota Life Variable Life Account’s
Form N-6, File Number 333-183590, Post-Effective Amendment Number 22, on February 21, 2025, is
hereby incorporated by reference.

30 (g) (1)
Reinsurance Agreement dated January 1, 1994, between Minnesota Mutual Life Insurance Company and
Business Men’s Assurance, as amended by that certain Amendment no. 1 dated September 7, 1994, that certain Amendment no. 2 dated September 7, 1994, and that certain Novation Agreement dated
March 14, 2003, previously filed on April 27, 2023 as exhibit 30 (g) (1) to Minnesota Life Variable Life
Account’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 34, is hereby incorporated by reference.

30 (g) (2)
Risk Premium Reinsurance Agreement dated July 1, 2000, between Minnesota Life Insurance Company and Swiss Re Life and Health America Inc., as amended by those certain amendments dated July 1,
2000, October 1, 2006, and October 1, 2014, previously filed on April 27, 2023 as exhibit 30 (g) (2) to
Minnesota Life Variable Life Account’s Form N-6, File Number 333-96383, Post-Effective Amendment
Number 34, is hereby incorporated by reference.

30 (g) (3)
Risk Premium Reinsurance Agreement dated July 1, 2000, between Minnesota Life Insurance Company and Swiss Re Life and Health America Inc., as amended by those certain amendments dated July 1,
2000, October 1, 2006, and October 1, 2014, previously filed on April 27, 2023 as exhibit 30 (g) (3) to
Minnesota Life Variable Life Account’s Form N-6, File Number 333-96383, Post-Effective Amendment
Number 34, is hereby incorporated by reference.

30 (g) (4)
Risk Premium Reinsurance Agreement dated February 16, 2007, between Minnesota Life Insurance
Company and Swiss Re Life and Health America Inc., as amended by those certain amendments dated
January 1, 2008, November 1, 2008, February 1, 2009, August 1, 2009, February 1, 2010, November 1,
2010, February 1, 2011, November 1, 2011, January 1, 2013, and October 1, 2014, previously filed on
April 27, 2023 as exhibit 30 (g) (4) to Minnesota Life Variable Life Account’s Form N-6, File Number
333-96383, Post-Effective Amendment Number 34, is hereby incorporated by reference.

30 (g) (5)
Risk Premium Reinsurance Agreement dated February 16, 2007, between Minnesota Life Insurance
Company and Swiss Re Life and Health America Inc., as amended by those certain amendments dated
January 1, 2008, November 1, 2008, February 1, 2009, August 1, 2009, February 1, 2010, November 1,
2010, February 1, 2011, November 1, 2011, January 1, 2013, and October 1, 2014, previously filed on
April 27, 2023 as exhibit 30 (g) (5) to Minnesota Life Variable Life Account’s Form N-6, File Number
333-96383, Post-Effective Amendment Number 34, is hereby incorporated by reference.

30 (g) (6)
Risk Premium Reinsurance Agreement dated February 16, 2007, between Minnesota Life Insurance
Company and Swiss Re Life and Health America Inc., as amended by those certain amendments dated
January 1, 2008, November 1, 2008, February 1, 2009, August 1, 2009, February 1, 2010, November 1,
2010, February 1, 2011, November 1, 2011, January 1, 2013, and October 1, 2014, previously filed on
April 27, 2023 as exhibit 30 (g) (6) to Minnesota Life Variable Life Account’s Form N-6, File Number
333-96383, Post-Effective Amendment Number 34, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (g) (7)
Reinsurance Agreement dated November 1, 2011, between Minnesota Life Insurance Company and
Swiss Re Life and Health America Inc., as amended by those certain amendments dated February 1,
2012, February 1, 2013, November 1, 2013, May 1, 2013, and September 1, 2014, previously filed on
April 27, 2023 as exhibit 30 (g) (7) to Minnesota Life Variable Life Account’s Form N-6, File Number
333-96383, Post-Effective Amendment Number 34, is hereby incorporated by reference.

30 (g) (8)
Coinsurance and Modified Coinsurance Agreement dated April 1, 2022, previously filed on April 27,
2023 as exhibit 30 (g) (8) to Minnesota Life Variable Life Account’s Form N-6, File Number
333-96383, Post-Effective Amendment Number 34, is hereby incorporated by reference.

30 (h) (1) (i)
Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc. and
Minnesota Life Insurance Company previously filed as Exhibit 26(h)(1)(i) to Minnesota Life Variable
Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 32, on April 27,
2012, is hereby incorporated by reference.

30 (h) (1) (ii)
Shareholder Information Agreement between Securian Funds Trust and Minnesota Life Insurance
Company previously filed as Exhibit 26(h)(1)(ii) to Minnesota Life Variable Life Account’s Form N-6,
File Number 33-3233, Post-Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

30 (h) (2) (i)
Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life
Insurance Company, previously filed as Exhibit 27(h)(2)(i) to Minnesota Life Variable Universal Life
Account’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, on February 27,
2003, is hereby incorporated by reference.

30 (h) (2) (ii)
Addendum Dated May 1, 2000 to Fund Participation Agreement between Janus Aspen Series, Janus
Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(2)(ii) to
Minnesota Life Variable Universal Life Account’s Form N-6, File Number 33-85496, Post-Effective
Amendment Number 10, on February 27, 2003, is hereby incorporated by reference.

30 (h) (2) (iii)
Amendment to Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and
Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(2)(iii) to Minnesota Life Variable
Universal Life Account’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, on
February 27, 2003, is hereby incorporated by reference.

30 (h) (2) (iv)
Amendment Dated December 1, 2002 to Fund Participation Agreement between Janus Aspen Series,
Janus Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(2)(iv)
to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 33-85496, Post-Effective
Amendment Number 10, on February 27, 2003, is hereby incorporated by reference.

30 (h) (2) (v)
Amendment Dated March 1, 2004 to Fund Participation Agreement between Janus Aspen Series, Janus
Distributors LLC and Minnesota Life Insurance Company, filed on April 22, 2005 as Exhibit 26(h)(2)(v)
to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 33-85496, Post-Effective
Amendment Number 14, is hereby incorporated by reference.

30 (h) (2) (vi)
Amendment dated May 1, 2005 to the Fund Participation Agreement between Janus Aspen Series, Janus
Distributors LLC and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(2)(vi) to
Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment
Number 13, on April 21, 2006, is hereby incorporated by reference.

30 (h) (2) (vii)
Amendment Number Two to the Fund Participation Agreement between Janus Aspen Series, Janus
Distributors LLC and Minnesota Life Insurance Company, filed on December 20, 2006 as exhibit
24(c)(d)(vi) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective
Amendment Number 2, is hereby incorporated by reference.

30 (h) (2) (viii)
Rule 22c-2 Shareholder Information Agreement between Janus Capital Management, LLC, Janus
Services LLC, Janus Distributors LLC, Janus Aspen Series and Minnesota Life Insurance Company,
filed on April 20, 2007 as Exhibit 26(h)(2)(viii) to Registrant’s Form N-6, File Number 33-85496,
Post-Effective Amendment Number 17, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (2) (ix)
Amendment Number Seven to the Fund Participation Agreement between Janus Aspen Series, Janus
Distributors LLC and Minnesota Life Insurance Company, previously filed on October 4, 2007 as
Exhibit 24(c)(8)(b)(vii) to Variable Annuity Account’s Form N-4, File Number 333-136242,
Post-Effective Amendment Number 3, is hereby incorporated by reference.

30 (h) (2) (x)
Amendment Number Eight to the Fund Participation Agreement between Janus Aspen Series, Janus
Distributors LLC and Minnesota Life Insurance Company, previously filed on April 27, 2015 as Exhibit
26(h)(2)(x) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective
Amendment Number 36, is hereby incorporated by reference.

30 (h) (3) (i)
Amended and Restated Participation Agreement among Variable Insurance Products Fund, Fidelity
Distributors Corporation and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit
26(h)(3) to Registrant’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is
hereby incorporated by reference.

30 (h) (3) (ii)
First Amendment to Amended and Restated Participation Agreement among Minnesota Life Insurance
Company, Fidelity Distributors Corporation, Variable Insurance Products Fund, Variable Insurance
Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV,
previously filed on December 14, 2007 as exhibit 26(h)(4)(ii) to Minnesota Life Individual Variable
Universal Life Account’s Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is
hereby incorporated by reference.

30 (h) (3) (iii)
Amendment to Participation Agreement among Minnesota Life Insurance Company, Variable Insurance
Product Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III,
Variable Insurance Products Fund IV, and Variable Insurance Products Fund V and Fidelity Distributors
Company LLC dated May 1, 2023, previously filed on April 27, 2023 as exhibit 30 (h) (3) (iii) to
Minnesota Life Variable Life Account’s Form N-6, File Number 333-96383, Post-Effective Amendment
Number 34, is hereby incorporated by reference.

30 (h) (4) (i)
Fund Shareholder Services Agreement between Minnesota Life Insurance Company and Securian
Financial Services, Inc., previously filed as Exhibit 8(d) to Variable Annuity Account’s Form N-4, File
Number 811-4294, Post-Effective Amendment Number 193, on July 20, 2012, is hereby incorporated by reference.

30 (h) (5) (i)
Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and
Minnesota Life Insurance Company, previously filed as Exhibit 24(c)(8)(x) to Variable Annuity
Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, on April 29, 2003,
is hereby incorporated by reference.

30 (h) (5) (ii)
Amendment No. 1 to the Participation Agreement among Oppenheimer Variable Account Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit
24(c)(8)(x)(i) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective
Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.

30 (h) (5) (iii)
Amendment No. 2 to the Participation Agreement among Oppenheimer Variable Account Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit
24(c)(8)(x)(ii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective
Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.

30 (h) (5) (iv)
Amendment No. 3 to the Participation Agreement among Oppenheimer Variable Accounts Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit
26(h)(7)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective
Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

30 (h) (5) (v)
Amendment No. 4 to Participation Agreement among Oppenheimer Variable Accounts Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(7)(v)
to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment
Number 13, on April 21, 2006, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (5) (vi)
Amendment No. 5 to Participation Agreement among Oppenheimer Variable Accounts Funds,
Oppenheimer Funds, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(k)(v) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective
Amendment Number 2, is hereby incorporated by reference.

30 (h) (5) (vi) (i)
Amendment No. 6 to Participation Agreement among Oppenheimer Variable Accounts Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed on October 4, 2007 as
Exhibit 24(c)(8)(g)(vi) to Variable Annuity Account’s Form N-4, File Number 333-136242,
Post-Effective Amendment Number 3, is hereby incorporated by reference.

30 (h) (5) (vii)
Shareholder Information Agreement Under Rule 22c-2 of the Investment Company Act of 1940 among
OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and Minnesota Life Insurance
Company previously filed on September 6, 2007 as exhibit 24(c)(8)(w) to Variable Annuity Account’s
Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

30 (h) (5) (viii)
Amendment No. 7 to Participation Agreement by and among Oppenheimer Variable Account Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company effective August 1, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(g)(vii) to Variable Annuity Account’s Form N-4, File Number
333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (5) (ix)
Amendment No. 8 to Participation Agreement by and among Oppenheimer Variable Account Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed on April 25, 2014 as exhibit 26(h)(5)(ix) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233,
Post-Effective Amendment Number 35, is hereby incorporated by reference.

30 (h) (5) (x)
Amendment No. 9 to Participation Agreement by and among Oppenheimer Variable Account Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed on April 25, 2014 as exhibit 26(h)(5)(x) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233,
Post-Effective Amendment Number 35, is hereby incorporated by reference.

30 (h) (6) (i)
Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Minnesota
Life Insurance Company, previously filed as Exhibit 24(c)(8)(x) to Variable Annuity Account’s Form
N-4, File Number 333-91784, Post-Effective Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.

30 (h) (6) (ii)
Amendment No. 1 to the Participation Agreement among Panorama Series Fund, Inc.,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit
24(c)(8)(y)(i) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective
Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.

30 (h) (6) (iii)
Amendment No. 2 to the Participation Agreement among Panorama Series Fund, Inc.,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit
24(c)(8)(y)(ii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective
Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.

30 (h) (6) (iv)
Amendment No. 3 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds,
Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(8)(iv) to Minnesota Life
Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on
April 26, 2005, is hereby incorporated by reference.

30 (h) (6) (v)
Amendment No. 4 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds,
Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(8)(v) to Minnesota Life
Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on
April 21, 2006, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (6) (vi)
Amendment No. 5 to Participation Agreement among Panorama Series Funds, Inc., Oppenheimer Funds,
Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(l)(v) to
Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2,
is hereby incorporated by reference.

30 (h) (6) (vii)
Amendment No. 6 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds,
Inc. and Minnesota Life Insurance Company dated December 12, 2012, previously filed as Exhibit
26(h)(6)(vii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective
Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

30 (h) (6) (viii)
Amendment No. 7 to Participation Agreement by and among Oppenheimer Variable Account Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company effective August 1, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(g)(vii) to Variable Annuity Account's Form N-4, File Number
333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (7) (i)
Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota
Life Insurance Company, previously filed as Exhibit 24(c)(8)(z) to Variable Annuity Account’s Form
N-4, File Number 333-91784, Post-Effective Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.

30 (h) (7) (ii)
Schedule A as amended May 1, 2003 to the Participation Agreement among Putnam Variable Trust,
Putnam Retail Management, L.P. and Minnesota Life Insurance Company, previously filed as Exhibit
24(c)(8)(z)(i) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective
Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.

30 (h) (7) (iii)
Amendment No. 1 to Participation Agreement among Putnam Variable Trust, Putnam Retail
Management, L.P. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit
24(c)(m)(ii) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective
Amendment Number 2, is hereby incorporated by reference.

30 (h) (7) (iv)
Rule 22c-2 Agreement among Putnam Fiduciary Trust Company, Putnam Retail Management Limited
Partnership and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit
24(c)(8)(x) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective
Amendment Number 1, is hereby incorporated by reference.

30 (h) (7) (v)
Amendment No. 2 to the Participation Agreement among Putnam Variable Trust, Putnam Retail
Management, L.P. and Minnesota Life Insurance Company, previously filed on December 15, 2008 as
Exhibit 24(c)(8)(i)(iii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective
Amendment Number 17, is hereby incorporated by reference.

30 (h) (7) (vi)
Third Amendment to Supplement to Participation Agreement among Putnam Variable Trust, Putnam
Retail Management Limited Partnership and Minnesota Life Insurance Company previously filed on
April 25, 2011 as exhibit 24(c)(8)(i)(iv) to Variable Annuity Account’s Form N-4, File Number
333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (7) (vii)
Fourth Amendment to Participation Agreement among Putnam Variable Trust, Putnam Retail
Management Limited Partnership and Minnesota Life Insurance Company, previously filed on April 27,
2015 as exhibit 24(b)8(h)(v) to Variable Annuity Account’s Form N-4, File Number 333-182763,
Post-Effective Amendment Numbers 10 and 246, is hereby incorporated by reference.

30 (h) (7) (viii)
Fifth Amendment to Participation Agreement among Putnam Variable Trust, Putnam Retail Management
Limited Partnership and Minnesota Life Insurance Company, previously filed on August 15, 2019 as
Exhibit 24(b)8(i)(vi) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial
Registration Statement is hereby incorporated by reference.

30 (h) (7) (ix)
Sixth Amendment to Participation Agreement among Putnam Variable Trust, Putnam Retail Management
Limited Partnership and Minnesota Life Insurance Company dated May 1, 2023, previously filed on
April 27, 2023 as exhibit 30 (h) (7) (ix) to Minnesota Life Variable Life Account’s Form N-6, File
Number 333-96383, Post-Effective Amendment Number 34, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (8) (i)
Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and
Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(10)(i) to Registrant’s Form N-6,
File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

30 (h) (8) (ii)
Schedule A as amended May 1, 2003 to the Participation Agreement among AIM Variable Insurance
Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit
27(h)(10)(ii) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4,
on April 30, 2003, is hereby incorporated by reference.

30 (h) (8) (iii)
Amendment No. 1 to the Participation Agreement dated March 4, 2002, by and among AIM Variable
Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as
Exhibit 26(h)(10)(iii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233,
Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

30 (h) (8) (iv)
Amendment No. 2 to the Participation Agreement dated March 2, 2002, by and among AIM Variable
Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as
Exhibit 26(h)(10)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395,
Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

30 (h) (8) (v)
Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, AIM
Distributors, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit
24(c)(n)(iv) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective
Amendment Number 2, is hereby incorporated by reference.

30 (h) (8) (vi)
Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 between AIM Investment
Services, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit
24(c)(8)(s) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective
Amendment Number 1, is hereby incorporated by reference.

30 (h) (8) (vii)
Amendment No. 4 to Participation Agreement by and among AIM Variable Insurance Funds, A I M
Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc. effective
April 30, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(j)(v) to Variable Annuity Account’s
Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (8) (viii)
Administrative Services Agreement between Invesco Advisers, Inc. and Minnesota Life Insurance
Company dated October 1, 2016, previously filed on November 8, 2016 as Exhibit 24(8)(i)(1) to
Variable Annuity Account’s Form N-4, File Number 333-212515, Pre-Effective Amendment Number 1,
is hereby incorporated by reference.

30 (h) (9) (i)
Shareholder Services Agreement among American Century Investment Services, Inc. and Minnesota Life
Insurance Company, previously filed as Exhibit 27(h)(11) to Registrant’s Form N-6, File Number
333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

30 (h) (9) (ii)
Amendment No. 1 to Shareholder Services Agreement between Minnesota Life Insurance Company and
American Century Investments, Inc., previously filed as Exhibit 26(h)(11)(ii) to Minnesota Life Variable
Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21,
2006, is hereby incorporated by reference.

30 (h) (9) (iii)
Shareholder Information Agreement between American Century Investment Services, Inc. and Minnesota
Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(t) to Variable
Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (9) (iv)
Amendment No. 2 to Shareholder Services Agreement between Minnesota Life Insurance Company and
American Century Investment Services, Inc., previously filed on October 4, 2007 as Exhibit
24(c)(8)(k)(ii) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective
Amendment Number 3, is hereby incorporated by reference.

30 (h) (9) (v)
Amendment No. 3 to Shareholder Services Agreement between Minnesota Life Insurance Company and
American Century Investment Services, Inc., previously filed on April 27, 2015 as Exhibit 26(h)(9)(v) to
Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment
Number 36, is hereby incorporated by reference.

30 (h) (9) (vi)
Amendment No. 4 to Shareholder Services Agreement between Minnesota Life Insurance Company and
American Century Investment Services, Inc., previously filed on April 27, 2015 as Exhibit 26(h)(9)(vi)
to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment
Number 36, is hereby incorporated by reference.

30 (h) (10) (i)	Not applicable.
30 (h) (10) (ii)	Not applicable.
30 (h) (11) (i)
Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services
Company and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(13)(i) to
Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on April 30,
2003, is hereby incorporated by reference.

30 (h) (11) (ii)
Amendment No. 1 to the Participation Agreement among MFS Variable Insurance Trust, Massachusetts
Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit
27(h)(13)(ii) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4,
on April 30, 2003, is hereby incorporated by reference.

30 (h) (11) (iii)
Amendment No. 2 to the Participation Agreement among MFS Variable Insurance Trust, Massachusetts
Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit
27(h)(13)(iii) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4,
on April 30, 2003, is hereby incorporated by reference.

30 (h) (11) (iv)
Amendment No. 3 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts
Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit
26(h)(13)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395,
Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

30 (h) (11) (v)
Amendment No. 4 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts
Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit
26(h)(13)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395,
Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

30 (h) (11) (vi)
Letter dated December 7, 2005 amending Participation Agreement among MFS Variable Insurance Trust,
Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as
Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395,
Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

30 (h) (11) (vii)
Amendment No. 5 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts
Financial Services Company and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(p)(vi) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective
Amendment Number 2, is hereby incorporated by reference.

30 (h) (11) (viii)
Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and Minnesota
Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(v) to Variable
Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (11) (ix)
Fee letter dated September 1, 2010 referencing the Participation Agreement by and among the MFS
Variable Insurance Trust, Minnesota Life Insurance and Massachusetts Financial Services Company
previously filed on April 25, 2011 as exhibit 24(c)(8)(l)(vii) to Variable Annuity Account’s Form N-4,
File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (11) (x)
Amendment No. 6 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota
Life Insurance Company and Massachusetts Financial Services Company effective September 1, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(l)(viii) to Variable Annuity Account’s Form N-4,
File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (11) (xi)
Amendment No. 7 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota
Life Insurance Company, and Massachusetts Financial Services Company, previously filed on April 27,
2015 as exhibit 26(h)(6)(xi) to Minnesota Life Individual Variable Universal Life Account’s Form N-6,
File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.

30 (h) (11) (xii)
Amendment No. 8 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota
Life Insurance Company, and Massachusetts Financial Services Company, previously filed on April 27,
2015 as exhibit 26(h)(6)(xii) to Minnesota Life Individual Variable Universal Life Account’s Form N-6,
File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.

30 (h) (11) (xiii)
Amendment No. 9 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota
Life Insurance Company, and Massachusetts Financial Services Company, previously filed on
November 8, 2017 as exhibit 24(b)(8)(k)(xii) to Variable Annuity Account’s Form N-4, File Number
333-212515, Post-Effective Amendment Numbers 4 and 294, is hereby incorporated by reference.

30 (h) (11) (xiv)
Amendment No. 10 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota
Life Insurance Company, and Massachusetts Financial Services Company, previously filed on
November 8, 2017 as exhibit 24(b)(8)(k)(xiii) to Variable Annuity Account’s Form N-4, File Number
333-212515, Post-Effective Amendment Numbers 4 and 294, is hereby incorporated by reference.

30 (h) (12) (i)
Participation Agreement as of May 1, 2000 between Franklin Templeton Variable Insurance Products
Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as
Exhibit 27(h)(14)(i) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment
Number 4, on April 30, 2003, is hereby incorporated by reference.

30 (h) (12) (ii)
Amendment to Participation Agreement as of May 1, 2000 between Franklin Templeton Variable
Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company,
previously filed as Exhibit 27(h)(14)(ii) to Registrant’s Form N-6, File Number 333-96383,
Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

30 (h) (12) (iii)
Amendment No. 2 to Participation Agreement between Franklin Templeton Variable Insurance Products
Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as
Exhibit 27(h)(14)(iii) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment
Number 4, on April 30, 2003, is hereby incorporated by reference.

30 (h) (12) (iv)
Amendment No. 3 to Participation Agreement by and among Franklin Templeton Variable Insurance
Products Trust, Franklin Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian
Financial Services, Inc, previously filed as Exhibit 26(h)(14)(iv) to Minnesota Life Variable Life
Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005,
is hereby incorporated by reference.

30 (h) (12) (v)
Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products
Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian Financial
Services, Inc., previously filed as Exhibit 26(h)(14)(v) to Minnesota Life Variable Life Account’s Form
N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (12) (vi)
Amendment No. 5 to Participation Agreement among Franklin Templeton Variable Insurance Products
Trust, Franklin/Templeton Distributors, Inc., and Minnesota Life Insurance Company filed on
December 20, 2006 as exhibit 24(c)(q)(v) to Variable Annuity Account’s Form N-4, File Number
333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

30 (h) (12) (vii)
Rule 22c-2 Agreement between Franklin Templeton Distributors, Inc. and Minnesota Life Insurance
Company previously filed on September 6, 2007 as exhibit 24(c)(8)(u) to Variable Annuity Account’s
Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

30 (h) (12) (viii)
Amendment No. 6 to Participation Agreement among Franklin Templeton Variable Insurance Products
Trust, Franklin/Templeton Distributors, Inc., and Minnesota Life Insurance Company, previously filed on
October 4, 2007 as Exhibit 24(c)(8)(m)(vi) to Variable Annuity Account’s Form N-4, File Number
333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

30 (h) (12) (ix)	Not Applicable
30 (h) (12) (x)
Amendment No. 7 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable
Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and
Securian Financial Services, Inc. previously filed as Exhibit 26(h)(12)(x) to Minnesota Life Variable Life
Account’s Form N-6, File Number 33-3233, Post- Effective Amendment Number 32, on April 27, 2012,
is hereby incorporated by reference.

30 (h) (12) (xi)
Participation Agreement Addendum dated May 1, 2012 among Franklin Templeton Variable Insurance
Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian
Financial Services, Inc. previously filed as Exhibit 26(h)(12)(xi) to Minnesota Life Variable Life
Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 32, on April 27, 2012,
is hereby incorporated by reference.

30 (h) (12) (xii)
Amendment No. 8 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable
Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and
Securian Financial Services, Inc, previously filed as Exhibit 26(h)(12)(xii) to Minnesota Life Variable
Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34 on April 24,
2013, is hereby incorporated by reference.

30 (h) (12) (xiii)
Amendment No. 10 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable
Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and
Securian Financial Services, Inc, previously filed as Exhibit 26(h)(12)(xiii) to Minnesota Life Variable
Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34 on April 24,
2013, is hereby incorporated by reference.

30 (h) (13) (i)
Participation Agreement as of September 29, 2003 between Minnesota Life Insurance Company and
Waddell & Reed, Inc. previously filed as Exhibit 27(h)(15) to Minnesota Life Variable Life Account’s
Form N-6, File Number 333-109853, Pre-Effective Amendment Number 1, on February 19, 2004, is
hereby incorporated by reference.

30 (h) (13) (ii)
Amendment Number One to the Target Funds Participation Agreement among Minnesota Life Insurance
Company, Waddell & Reed, Inc. and W&R Target Funds, Inc., previously filed as Exhibit 26(h)(15)(ii)
to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment
Number 13, on April 21, 2006, is hereby incorporated by reference.

30 (h) (13) (iii)
Shareholder Information Agreement among Ivy Funds Distributor, Inc., Waddell & Reed, Inc. and
Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(5)(iii) to Registrant’s Form
N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (13) (iv)
Second Amendment to the Target Funds Participation Agreement among Minnesota Life Insurance
Company, Waddell & Reed, Inc. and W&R Target Funds, Inc. previously filed as Exhibit 24(c)(8)(n)(ii)
to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number
6, on February 27, 2009, is hereby incorporated by reference.

30 (h) (13) (v)
Third Amendment to Target Funds Participation Agreement among Waddell & Reed, Inc., Ivy Funds
Variable Insurance Portfolios, and Minnesota Life Insurance Company previously filed on April 25,
2011 as exhibit 24(c)(8)(n)(iii) to Variable Annuity Account’s Form N-4, File Number 333-91784,
Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (13) (vi)
Fourth Amendment to Ivy Funds Variable Insurance Portfolios Participation Agreement (Excludes
Products Sold Through W&R Distribution System) among Minnesota Life Insurance Company, Waddell
& Reed, Inc., and Ivy Funds Variable Insurance Portfolios, previously filed on April 25, 2014 as exhibit
26(h)(13)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective
Amendment Number 35, is hereby incorporated by reference.

30 (h) (14) (i)
Amendment No. 1 to Shareholder Services Agreement between Minnesota Life Insurance Company and
American Century Investments, Inc., previously filed as Exhibit 26(h)(11)(ii) to Minnesota Life Variable
Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21,
2006, is hereby incorporated by reference.

30 (h) (14) (ii)
Amendment No. 2 to Shareholder Services Agreement between Minnesota Life Insurance Company and
American Century Investment Services, Inc., previously filed on October 4, 2007 as Exhibit
24(c)(8)(k)(ii) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective
Amendment Number 3, is hereby incorporated by reference.

30 (h) (15) (i)
Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van
Kampen Asset Management, Inc., and Minnesota Life Insurance Company previously filed on April 29,
2003 as Exhibit 24 (c)(z) to Variable Annuity Account’s Form N-4, File Number 333-91784,
Post-Effective Amendment Number 2, is hereby incorporated by reference.

30 (h) (15) (ii)
Amendment Number one to the Agreement between Van Kampen Asset Management, Inc. and
Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(s)(i) to Variable
Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

30 (h) (15) (iii)
Amendment Number Two to Participation Agreement among Minnesota Life Insurance Company, Van
Kampen Life Investment Trust, Van Kampen Funds, Inc. and Van Kampen Asset Management
previously filed on April 27, 2010 as exhibit 26(n)(15)(iii) to Minnesota Life Variable Life Account’s
Form N-6, File Number 33-3233, Post-Effective Amendment Numbers 30 and 78, is hereby incorporated by reference.

30 (h) (16) (i)
Van Kampen Life Investment Trust Shareholder Information Agreement among Van Kampen Funds Inc.,
Van Kampen Life Investment Trust, and Minnesota Life Insurance Agreement previously filed on
September 6, 2007 as exhibit 24(c)(8)(y) to Variable Annuity Account’s Form N-4, File Number
333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

30 (h) (17) (i)
Agreement among The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., Morgan
Stanley Investment Management Inc., and Minnesota Life Insurance Company, previously filed on
October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity Account’s Form N-4, File Number
333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

30 (h) (17) (ii)
Amendment Number One to Participation Agreement among Minnesota Life Insurance Company, The
Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment
Management Inc., previously filed on April 27, 2010 as exhibit 26(h)(17)(ii) to Minnesota Life Variable
Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Numbers 30 and 78, is
hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (17) (iii)
Second Amendment to Participation Agreement among Minnesota Life Insurance Company, The
Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment
Management Inc., previously filed on April 27, 2105 as exhibit 24(b)8(y)(ii) to Variable Annuity
Account’s Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 10 and 246, is
hereby incorporated by reference.

30 (h) (17) (iv)
Third Amendment to Participation Agreement among Minnesota Life Insurance Company, The Universal
Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment
Management Inc., previously filed on April 27, 2015 as exhibit 24(b)8(y)(iii) to Variable Annuity
Account’s Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 10 and 246, is
hereby incorporated by reference.

30 (h) (17) (v)
Fourth Amendment to Participation Agreement among Minnesota Life Insurance Company, The
Universal Institutional Funds, Inc., Morgan Stanley Distributors, Inc. and Morgan Stanley Investment
Management, Inc., previously filed on August 15, 2019 as Exhibit 24(b)8(y)(iv) to Variable Annuity
Account's Form N-4, File Number 333-233295, Initial Registration Statement is hereby incorporated by reference.

30. (h) (17) (vi)
Fifth Amendment to Participation Agreement among Minnesota Life Insurance Company, the Universal
Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment
Management, Inc. dated May 1, 2023, previously filed on April 27, 2023 as exhibit 30 (h) (17) (vi) to
Minnesota Life Variable Life Account’s Form N-6, File Number 333-96383, Post-Effective Amendment
Number 34, is hereby incorporated by reference.

30 (h) (18) (i)
Fund Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable
Insurance Trust, Alps Advisers, Inc. and Alps Distributors, Inc., previously filed on October 4, 2007 as
Exhibit 24(c)(8)(z) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective
Amendment Number 3, is hereby incorporated by reference.

30 (h) (18) (ii)
Amendment Number One to the Participation Agreement among Minnesota Life Insurance Company,
Financial Investors Variable Insurance Trust, ALPS Advisers, Inc. and ALPS Distributors, Inc. filed on
February 25, 2010 as exhibit 24(b)(8)(aa)(i) to Variable Annuity Account’s Form N-4, File Number
333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

30 (h) (18) (iii)
Amendment Number Two to Participation Agreement among Minnesota Life Insurance Company,
Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc.,
previously filed on April 27, 2010 as exhibit 26(h)(18)(iii) to Minnesota Life Variable Life Account’s
Form N-6, File Number 33-3233, Post-Effective Amendment Numbers 30 and 78, is hereby incorporated by reference.

30 (h) (18) (iv)
Amendment Number Three to Participation Agreement among Minnesota Life Insurance Company,
Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc,
previously filed on April 25, 2014 as exhibit 26(h)(18) (iv) to Minnesota Life Variable Life Account’s
Form N-6, File Number 33-3233, Post-Effective Amendment Number 35, is hereby incorporated by reference.

30 (h) (18) (v)
Amendment Number Four to Participation Agreement among Minnesota Life Insurance Company,
Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc,
previously filed on April 25, 2014 as exhibit 26(h)(18)(v) to Minnesota Life Variable Life Account’s
Form N-6, File Number 33-3233, Post-Effective Amendment Number 35, is hereby incorporated by reference.

30 (h) (18) (vi)
Amendment Number Five to Participation Agreement among Minnesota Life Insurance Company,
Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc,
previously filed on April 25, 2014 as exhibit 26(h)(18) (vi) to Minnesota Life Variable Life Account’s
Form N-6, File Number 33-3233, Post-Effective Amendment Number 35, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (18) (vii)
Amendment Number Six among Minnesota Life Insurance Company, Financial Investors Variable
Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed on August 15, 2019 as Exhibit 24(b)8(x)(vi) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial
Registration Statement is hereby incorporated by reference.

30 (h) (18) (viii)
Amendment Number Seven among Minnesota Life Insurance Company, Financial Investors Variable
Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed on August 15, 2019 as Exhibit 24(b)8(x)(vii) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial
Registration Statement is hereby incorporated by reference.

30 (h) (18) (ix)
Amendment Number Eight among Minnesota Life Insurance Company, ALPS Variable Investment Trust,
ALPS Advisors, Inc. and ALPS Distributors, Inc. previously filed on February 23, 2021 as Exhibit
30(h)(2)(x) to Minnesota Life Individual Variable Universal Life Account's
Formhttps://www.sec.gov/Archives/edgar/data/1405415/000119312521051601/d50772dex9930h2x.htm
N-6, File Number 333-183590, Post-Effective Amendment Numbers 16 and 89, is hereby incorporated by reference.

30 (h) (18) (x)
Amendment Number Nine to Participation Agreement among Minnesota Life Insurance Company, ALPS
Variable Investment Trust, ALPS Advisors, Inc. and ALPS Portfolio Solutions Distributor, Inc. dated
May 1, 2023, previously filed on April 27, 2023 as exhibit 30 (h) (18) (x) to Minnesota Life Variable
Life Account’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 34, is hereby incorporated by reference.

30 (h) (19) (i)
Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger
Berman Management Inc. and Minnesota Life Insurance Company, previously filed on October 9, 2009 as Exhibit 24(c)(8)(cc) to Variable Annuity Account’s Form N-4, File Number 333-136242,
Post-Effective Amendment Number 8, is hereby incorporated by reference.

30 (h) (19) (ii)
Amendment No. 1 to Participation Agreement among Minnesota Life Insurance Company, Neuberger
Berman Advisers Management Trust and Neuberger Berman Investment Advisers LLC, previously filed on August 15, 2019 as Exhibit 24(b)8(z)(i) to Variable Annuity Account's Form N-4, File Number
333-233295, Initial Registration Statement is hereby incorporated by reference.

30 (h) (20) (i)	Not Applicable.
30 (h) (21) (i)
Participation Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc.,
and AllianceBernstein Investments, Inc., previously filed on October 4, 2007 as Exhibit 24(c)(8)(z) to
Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3,
is hereby incorporated by reference.

30 (h) (21) (ii)
Amendment Number One to Participation Agreement among Minnesota Life Insurance Company,
Securian Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc.,
previously filed on April 27, 2010 as exhibit 26(h)(21)(ii) to Minnesota Life Variable Life Account’s
Form N-6, File Number 33-3233, Post-Effective Amendment Numbers 30 and 78, is hereby incorporated by reference.

30 (h) (21) (iii)
Amendment Number Two to Participation Agreement among Minnesota Life Insurance Company,
Securian Financial Services, Inc., AllianceBernstein L.P., and AllianceBernstein Investments, Inc.,
previously filed as Exhibit 26(h)(21)(iii) to Minnesota Life Variable Life Account’s Form N-6, File
Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

30 (h) (21) (iv)
Amendment Number Three to Participation Agreement among Minnesota Life Insurance Company,
Securian Financial Services, Inc., AllianceBernstein L.P., and AllianceBernstein Investments, Inc.,
previously filed on August 15, 2019 as Exhibit 24(b)8(kk)(iii) to Variable Annuity Account's Form N-4,
File Number 333-233295, Initial Registration Statement is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (21) (v)
Amendment Number Four to Participation Agreement among Minnesota Life Insurance Company,
Securian Financial Services, Inc., AllianceBernstein L.P., and AllianceBernstein Investments, Inc.,
previously filed on August 15, 2019 as Exhibit 24(b)8(kk)(iv) to Variable Annuity Account's Form N-4,
File Number 333-233295, Initial Registration Statement is hereby incorporated by reference.

30 (h) (21) (vi)
Amendment Number Five to Participation Agreement among Minnesota Life Insurance Company.
Securian Financial Services, Inc., AllianceBernstein L.P., and AllianceBernstein Investments,
Inc dated May 1, 2023, previously filed on April 27, 2023 as exhibit 30 (h) (21) (vi) to Minnesota Life
Variable Life Account’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 34, is
hereby incorporated by reference.

30 (h) (22) (i)
Participation Agreement among Minnesota Life Insurance Company, PIMCO Variable Insurance Trust
and Allianz Global Investors Distributors LLC previously filed on April 25, 2011 as exhibit 24(c)(8)(ff)
to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers
26 and 171, is hereby incorporated by reference.

30 (h) (22) (ii)
Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust between Allianz Global
Investors Distributors LLC and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(dd) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective
Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (22) (iii)
PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust between
Pacific Investment Management Company LLC and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(ee) to Variable Annuity Account’s Form N-4, File Number
333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (22) (iv)
Termination, New Agreements and Amendments Relating to Intermediary Agreements for PIMCO
Variable Insurance Trust among Allianz Global Investors Distributors LLC, PIMCO Investments LLC
and Minnesota Life Insurance Company previously filed as Exhibit 26(h)(22)(iv) to Minnesota Life
Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 32, on
April 27, 2012, is hereby incorporated by reference.

30 (h) (22) (v)
Amendment to Participation Agreement among Minnesota Life Insurance Company, PIMCO Variable
Insurance Trust, and PIMCO Investments LLC, previously filed as Exhibit 26(h)(22)(v) to Minnesota
Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34,
on April 24, 2013, is hereby incorporated by reference.

30 (h) (22) (vi)
Amendment to Selling Agreement between Minnesota Life Insurance Company, and PIMCO
Investments LLC, previously filed as Exhibit 26(h)(22)(vi) to Minnesota Life Variable Life Account’s
Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

30 (h) (22) (vii)
Amendment No. 1 to PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable
Insurance Trust Effective May 1, 2013, previously filed as Exhibit 26(h)(22)(vii) to Minnesota Life
Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on
April 24, 2013, is hereby incorporated by reference.

30 (h) (22) (viii)
Second Amendment to the Participation Agreement by and among PIMCO Investments LLC, PIMCO
Variable Insurance Trust, and Minnesota Life Insurance Company, previously filed on April 27, 2015 as exhibit 26(h)(8)(viii) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File
Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.

30 (h) (22) (ix)
Third Amendment to the Participation Agreement by and among PIMCO Investments LLC, PIMCO
Variable Trust and Minnesota Life Insurance Company, previously filed on August 15, 2019 as Exhibit
24(b)8(aa)(iii) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration
Statement is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (23) (i)
Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs &
Co., and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(gg)
to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers
26 and 171, is hereby incorporated by reference.

30 (h) (23) (ii)
Administrative Services Agreement between Goldman Sachs Asset Management, L.P. and Minnesota
Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(hh) to Variable Annuity
Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is
hereby incorporated by reference.

30 (h) (23) (iii)
Services Agreement between Goldman, Sachs & Co. and Minnesota Life Insurance Company. previously filed on April 25, 2011 as exhibit 24(c)(8)(ii) to Variable Annuity Account’s Form N-4, File Number
333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (23) (iv)
Amendment to Participation Agreement between Goldman Sachs Variable Insurance Trust and Minnesota
Life Insurance Company previously filed as Exhibit 8(dd)(i) to Variable Annuity Account’s Form N-4,
File Number 811-4294, Post-Effective Number 193, on July 20, 2012, is hereby incorporated by reference.

30 (h) (23) (v)
Second Amendment to Participation Agreement among Goldman Sachs Variable Insurance Trust,
Goldman, Sachs & Co., and Minnesota Life Insurance Company dated November 8, 2012, previously filed as Exhibit 26(h)(23)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number
33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

30 (h) (23) (vi)
Third Amendment to Participation Agreement among Goldman Sachs Variable Insurance Trust,
Goldman, Sachs & Co., and Minnesota Life Insurance Company, previously filed as Exhibit
26(h)(23)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective
Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

30 (h) (23) (vii)
Amendment to Administrative Services Agreement Between Goldman Sachs Asset Management, L.P.
and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(23)(vii) to Minnesota Life
Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on
April 24, 2013, is hereby incorporated by reference.

30 (h) (23) (viii)
Fourth Amendment to Participation Agreement among Goldman Sachs Variable Insurance Trust,
Goldman Sachs & Co. LLC, and Minnesota Life Insurance Company dated November 1, 2021, previously filed on December 15, 2021 as exhibit 26(h)(3)(viii) to Minnesota Life Individual Variable
Universal Life Account's Form N-6, File Number 333-148646, Post-Effective Amendment Number 28,
is hereby incorporated by reference.

30 (h) (24) (i)
Fund Participation and Service Agreement among Minnesota Life Insurance Company, American Funds
Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and
American Funds Insurance Series previously filed on April 25, 2011 as exhibit 24(c)(8)(jj) to Variable
Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171,
is hereby incorporated by reference.

30 (h) (24) (ii)
Business Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc.,
American Funds Distributors, Inc. and Capital Research and Management Company previously filed on
April 25, 2011 as exhibit 24(c)(8)(kk) to Variable Annuity Account’s Form N-4, File Number
333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (24) (iii)
American Funds Rule 22c-2 Agreement among American Funds Service Company and Minnesota Life
Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(ll) to Variable Annuity
Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is
hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (24) (iv)
Amendment No. 1 to Fund Participation and Service Agreement among Minnesota Life Insurance
Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and
Management Company, and American Funds Insurance Series, previously filed on April 25, 2014 as exhibit 26(h) (24)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233,
Post-Effective Amendment Number 35, is hereby incorporated by reference.

30 (h) (24) (v)
Second Amendment to the Business Agreement by and among Minnesota Life Insurance Company,
Securian Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and
Management Company, previously filed on April 27, 2015 as Exhibit 26(h)(24)(v) to Minnesota Life
Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 36, is
hereby incorporated by reference.

30 (h) (25)
Amendment No. 2 to the Fund Participation and Service Agreement among Minnesota Life Insurance
Company, Capital Client Group, Inc., formerly known as American Funds Distributors, Inc., American
Funds Service Company, Capital Research and Management Company, and the American Funds
Insurance Series dated March 12, 2026.

30 (i) (1) (i)
Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and
Trust Company, previously filed as Exhibit 24(c)8(q) to Variable Annuity Account’s Form N-4, File
Number 333-91784, Post-Effective Amendment Number 1, on February 25, 2003, is hereby incorporated by reference.

30 (i) (1) (ii)
First Amendment to Investment Accounting Agreement between Securian Financial Group, Inc. and
State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(l)(b) to the
Securian Life Variable Universal Life Account’s Form N-6, File Number 333-132009, Pre-Effective
Amendment Number 1, is hereby incorporated by reference.

30 (i) (2)(i)
Administration Agreement between Securian Financial Group, Inc. and State Street Bank and Trust
Company, previously filed as Exhibit 24(c)8(r) to Variable Annuity Account’s Form N-4, File Number
333-91784, Post-Effective Amendment Number 1, on February 25, 2003, is hereby incorporated by reference.

30 (i) (2) (ii)
First Amendment to Administration Agreement between Securian Financial Group, Inc. and State Street
Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(2)(b) to the Securian
Life Variable Universal Life Account’s Form N-6, File Number 333-132009, Pre-Effective Amendment
Number 1, is hereby incorporated by reference.

30 (i) (3)
Administrative Services Agreement between Minnesota Life Insurance Company, Securian Life
Insurance Company, Securian Financial Services, Inc. and S. USA Life Insurance Company, Inc., dated
April 1, 2022, previously filed as Exhibit 30(i)(3) to Minnesota Life Variable Life Accounts Form N-6,
File Number 333-96383, Post-Effective Amendment Number #37 on April 28, 2025, is hereby incorporated by reference.

30 (i) (4)
Participation Agreement between Lincoln Variable Insurance Products Trust, Lincoln Financial
Distributors, Inc., and Lincoln Financial Investments Corporation and Minnesota Life Insurance
Company dated January 30, 2026.

30 (i) (4) (i)
First Amendment to Participation Agreement between Lincoln Variable Insurance Products Trust,
Lincoln Financial Distributors, Inc., and Lincoln Financial Investments Corporation and Minnesota Life
Insurance Company dated January 30, 2026.

30 (i) (5)
First Amendment to Administration Services Agreement between Lincoln Variable Insurance Products
Trust, Lincoln Financial Distributors, Inc., and Lincoln Financial Investments Corporation and
Minnesota Life Insurance Company dated January 30, 2026.

30 (j)	Not Applicable.
30 (k)	Opinion and Consent of Caleb B. Nicholson, Esq.
30 (l)	Not Applicable.

Exhibit Number	Description of Exhibit
30 (m)	Not Applicable.
30 (n)	Consent of KPMG LLP.
30 (o)	Not Applicable.
30 (p)	Not Applicable.
30 (q)	Redeemability exemption.
30 (r)	Not Applicable.
30 (s)	Minnesota Life Insurance Company - Power of Attorney to Sign Registration Statements.